Universal VIA Generation Growth

A variable, flexible premium deferred annuity contract

Prospectus dated October 31, 2022

Universal Life Insurance Company

Fortune VII Separate Account

Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. As detailed in Appendix A of this prospectus, you can allocate Account value to one or more variable investment options, which are portfolios of the 1290 Funds, the EQ Premier VIP Trust, or the EQ Advisors Trust (each, a “Trust”). You should read the prospectuses for each Trust, which contain important information about the portfolios.

What is Universal VIA Generation Growth?

Universal VIA Generation Growth is a variable, flexible premium deferred annuity contract issued by Universal Life Insurance Company (“Universal Life”, “Company”, “we”, “our” or “us”). The annuity is comprised of two classes - Universal VIA Generation Growth and Universal VIA Generation Growth ADV. The contract provides for the accumulation of retirement savings. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our investment options: (i) variable investment options listed in the Appendix, titled “Portfolio Companies available under the contract”, or (ii) the account for dollar cost averaging.

This Prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Types of contracts. We offer the contracts for use as:

●	A non-qualified annuity (“NQ”) for after-tax contributions only.

●	An individual retirement annuity (“IRA”), either traditional IRA or Roth IRA.

●	An annuity that is an investment vehicle for a qualified plan (“QP”) (whether defined contribution or defined benefit; transfer contributions only).

Not all types of contracts are available with each version of the Universal VIA Generation Growth series contracts. See Appendix “Rules regarding contributions to your contract” for more information.

The Universal VIA Generation Growth ADV series is available through advisors who charge an advisory fee for their services, and this fee is in addition to contract fees and expenses. If you elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium death benefit, and may also be subject to income taxes.

If you are a new investor in the contract, you may cancel your contract within 15 days of receiving it without paying fees or penalties. Upon cancellation, you will receive your cash value. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have the Return of Premium death benefit and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract you may no longer be able to fund your benefit. This means that you may no longer be able to increase your benefit base through contributions.

i

When we address the reader of this Prospectus with words such as “you”
and “your,” we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

ii

Definitions of Key Terms

Account value — Your account value is the total of the values you have in the variable investment options.

Annuitant — The “annuitant” is the person upon whose life annuity payments are based.

Business Day — Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

Cash Value — At any time before annuity payments begin, your contract’s “cash value” is equal to the account value less:

(i) as applicable, the total amount or a pro rata portion of the Contract Maintenance Fee, and a pro rata portion of the Return of Premium death benefit charge; and (ii) any applicable withdrawal charges.

Contract Date — The “contract date” is the effective date of the contract. Your contract date will be shown in your contract.

Contract date anniversary — The end of each 12-month period is your “contract date anniversary.” For example, if your contract date is May 1st, your contract date anniversary is April 30th. If the contract date anniversary falls on a non-business day, then the transaction date for any transaction that is scheduled to occur on such anniversary will be the immediately preceding business day.

Contract Year — The “contract year” is the 12-month period beginning on your contract date and each 12-month period after that date.

Free look — If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund, but only if you return your contract within the prescribed period. This is your “Free look” right under the contract. Your refund will generally reflect any gain or loss in your investment options.

IRA — Individual retirement annuity contract, either traditional IRA or Roth IRA (may also refer to an individual retirement account or an individual retirement arrangement).

NQ contract — Non-qualified annuity contract.

Owner — The “owner” is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

Puerto Rico Resident or a Resident of Puerto Rico — (i) An individual who must meet the following requirements: (A) having his or her principal residence within the Commonwealth of Puerto Rico who has been a Resident of Puerto Rico during a period that includes an entire taxable year, (B) who is a bona fide resident of Puerto Rico pursuant to Sections 933 and 937(a) of the U.S. Internal Revenue Code, and (C) a resident of Puerto Rico for purposes of the P.R. Code; and (ii) a non-business trust organized under the laws of the Commonwealth of Puerto Rico whose trustee, if an individual, has his or her principal residence in Puerto Rico or, if an entity, whose principal office and principal place of business are located within the Commonwealth of Puerto Rico, all of whose Beneficiaries are Residents of, have their principal residence in Puerto Rico, and which is either a Qualified Trust or an Agent Trust (as defined herein in the Tax Considerations section of this Prospectus). Whether an individual or a trust is a bona fide Resident of Puerto Rico depends on the facts and circumstances of each individual, which may change from year to year. Universal Life suggests to each individual and each trust to seek advice from its tax counsel to assess if he or she is a Resident of Puerto Rico.

Return of Premium death benefit — An optional rider that provides a death benefit calculated based on the greater of your account value or contributions to your contract, adjusted for withdrawals. There is an additional charge for the Return of Premium death benefit under the contract.

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

Prospectus	Contract or Supplemental Materials
Account Value	annuity account value
Cost Basis	your investment in the contract (generally equals to the contributions you made, less any amounts you previously withdrew that were not taxable)
Return of Premium death Benefit	guaranteed minimum death benefit
Unit	accumulation Unit

Important Information You Should Consider About The Contract

FEES AND EXPENSES

Charges for Early Withdrawals	Universal VIA Generation Growth — If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from the contract within 6 years following your last contribution, you will be assessed a withdrawal charge of up to 7% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment.

Universal VIA Generation Growth ADV — No withdrawal charge.

For additional information about charges for surrenders and early withdrawals see “Charges and expenses” in this Prospectus.

Transaction Charges	In addition to surrender charges, you may also be charged for other transactions (for special requests such as wire transfers, express mail, duplicate contracts, preparing checks, third-party transfers or exchanges, or when you transfer between investment options in excess a certain number). Under the Universal VIA Generation Growth ADV contract, if the fee for the advisory services you are receiving is taken from Account Value, then Account Value will be reduced for any such charge.

For additional information about transaction charges, see “Fee Table” and “Charges and expenses” in this Prospectus.

Ongoing Fees and Expenses (annual charges)	Each series of the contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. For Universal VIA Generation Growth ADV contracts, the fees and expenses in the table below do not reflect any advisory fees paid to financial intermediaries from the contract value or other assets of the owner; if such fees were reflected, the below fees and charges would be higher. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base Contract (varies by contract series)(1) (4)	0.55%	1.50%
Investment options (Portfolio company fees and expenses)(2)	0.55%	1.27%
Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.30%	0.50%

(1)

Expressed as an annual percent of daily net assets. Included as part of base contract expense for the maximum charge attributable to the Generation Growth contracts, is the effect of the $50 annual Contract Maintenance Fee.

(2)	Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2021 and could change from year to year.
(3)	Expressed as an annual percentage of the applicable benefit base.
(4)	Puerto Rico Tax Charge, included as part of the Base Contract fee, will be deducted on an annual basis from each variable account and equals 0.10% of the net asset value of each variable account as of December 31 of each calendar year.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost $1,425		Highest Annual Cost $3,299
Assumes:		Assumes:
●	Investment of $100,000	●	Investment of $100,000
●	5% annual appreciation	●	5% annual appreciation
●	Least expensive combination of contract series (Generation Growth ADV) and Portfolio company fees and expenses	●	Most expensive combination of contract series (Generation Growth), optional benefits (Return of Premium death benefit) and Portfolio company fees and expenses
●	No sales charges or advisory fees	●	No sales charges or advisory fees
●	No additional contributions, transfers or withdrawals	●	No additional contributions, transfers or withdrawals
●	No additional benefits

For additional information about ongoing fees and expenses, see “Fee Table” in this Prospectus.

RISKS

Risk of Loss	The contract is subject to the risk of loss. You could lose some or all of your account value.

For additional information about the risk of loss see “Principal risks of investing in the contract” in the Prospectus.

Not a Short-Term Investment	The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to income taxes.

For additional information about the investment profile of the contract, see “Fee Table” in the Prospectus.

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g., the Portfolios). Each investment option has its own unique risks. You should review the investment options available under the contract before making an investment decision.

Risks Associated with Investment Options	For additional information about the risks associated with the underlying mutual funds, see the Appendix to this Prospectus entitled “Portfolio Companies available under the contract”, and “Portfolios of the Trusts” in “Purchasing the contract” in the Prospectus.

Insurance Company Risks	An investment in the contract is subject to the risks related to the Company. The general obligations under the contract, are supported by our general account and are subject to our claims paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.universalpr.com.

For additional information about insurance company risks see “About the general account” in “More information” in the Prospectus.

RESTRICTIONS

Investments	We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the investment options and to limit the number of investment options, which you may select. Such rights include, among others, combining any two or more investment options and transferring account value from any investment option to another investment option. We also reserve the right to remove or substitute underlying mutual funds an investment options.

For more information, see “About Fortune VII Separate Account” in “More information” in the Prospectus.

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer.

For additional information about the investment options, see “Portfolios of the Trusts” in “Purchasing the contract” section in the Prospectus and the Appendix to this Prospectus entitled “Portfolio Companies available under the contract”.

Optional Benefits	If you have a guaranteed benefit, like the Return of Premium Death Benefit, and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your guaranteed benefit.

If you elect the Return of Premium death benefit, you generally cannot make additional contributions to your contract once you reach age 76 (or after the first contract year, if later)

Withdrawals, including withdrawals to pay advisory fees, that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

If you purchase the Universal VIA Generation Growth ADV contract and you elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium death benefit. See “Fee based programs” in “Purchasing the contract” in the Prospectus.

For additional information about the Return of Premium death benefit, see “Return of Premium Death Benefit” in “Benefits Available Under the Contract” in this Prospectus.

TAXES

Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in the Prospectus.

CONFLICTS OF INTEREST

Investment Professional Compensation	Some financial professionals may receive compensation for selling the contract to you, in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals, see “Distribution of the contracts” in “More information” in the Prospectus.

Exchanges	Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract. For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges and expenses” in the Prospectus.

Overview of the Contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides death benefits to protect your beneficiaries. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

●	variable investment options,

●	the account for dollar cost averaging.

For additional information about each underlying Portfolio see Appendix entitled “Portfolio Companies available under the contract.”

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for a specified time period; (2) of a specified amount until the amount applied to the option is exhausted; or (3) for life. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits, including death benefits, terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income and death benefit protection, and offers various payout options.

Contract Classes

You can purchase one of two contract classes that have different ongoing fees and surrender charges. For example, the contract offers Universal VIA Generation Growth with a 6 year withdrawal charge period and a 1.45% base contract fee, and Universal VIA Generation Growth ADV with no withdrawal charge and a 0.50% base contract fee.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59½. Withdrawals will also generally reduce the value of a guaranteed benefit, and the amount of the reduction may be greater than the dollar amount of the withdrawal.

Death Benefits

Your contract includes a standard death benefit that pays your beneficiaries an amount equal to your account value. For an additional fee, you can purchase the Return of Premium death benefit that provides a different minimum payment guarantee.

Rebalancing and Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. We offer two rebalancing programs that you can use to automatically reallocate your account value among your variable investment options. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing option.

Other contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees, death or income guarantee benefits and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding our other annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of our annuity contracts.

You should work with your financial professional to decide whether this contract and any optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, tax planning needs, time horizons and risk tolerance.

Fee based programs

You may purchase a Universal VIA Generation Growth ADV contract only if you are a participant in an account established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary we approve. If you elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium death benefit, and may also be subject to income taxes.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the contract. Each of the charges and expenses is more fully described in “Charges and expenses”. The fees and expenses for the ADV series do not reflect any advisory fees paid to investment advisors from the account value or other assets of the owner and the cumulative effect of these charges would increase the overall cost of a Universal VIA Generation Growth ADV contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals, transfers or request special services.

TRANSACTION EXPENSES

	Generation Growth	Generation Growth ADV
Sales Load Imposed on Purchases	None	None
Withdrawal Charge (as a percentage of contributions withdrawn)	7.00%(1)	None
Transfer Fee(2)	$35	$35
Third Party Transfer or Exchange Fee(3)	$125	$125
Special Service Charges(4)	$280	$280

(1)	For Generation Growth only, the charge percentage we use is determined by the number of years since receipt of the contribution to which the charge relates if you make a withdrawal, surrender your contract to receive its cash value, or surrender your contract to apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the year in which we receive that contribution to be “year 1”.

Charge as a % of contribution for each year following contribution
	1	2	3	4	5	6	7+
Generation Growth	7%	7%	6%	6%	5%	3%	0%
Generation Growth ADV	No Withdrawal Charge

(2)	Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See “Transfer charge” in “Charges and expenses”.

(3)	Currently, we do not charge for third party transfers or exchanges. However, we reserve the right to discontinue this waiver at any time, with or without notice. The maximum third party transfer or exchange fee is $125. The current charge (which, as described above is waived) is $65. These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

(4)	Special service charges include (1) express mail charge equal to a maximum of $35; (2) wire transfer charge equal to a maximum of $90; (3) duplicate contract charge equal to a maximum of $35; (4) check preparation charge equal to a maximum of $85; and (5) Duplicate Annual and/or Quarterly Statement of Account or Annual Payout Statement Charge, equal to a maximum of $35. The $280 figure in the previous table is the sum of all these charges. These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

	Generation Growth	Generation Growth ADV
Administrative Expenses (Annual Contract Maintenance Fee)(1)	$50	$50
Base Contract Expenses (as a percentage of daily net assets)(2)(3)	1.45%	0.50%
Optional Benefits Expenses (as a percentage of the benefit base)(4)
Return of Premium death benefit charge	0.50%(5)	0.50%(5)

(1)	Beginning with your first contract date anniversary, we will deduct this charge on any contract date anniversary on which your account value is less than $100,000. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. Otherwise, we will deduct the full charge.

(2)	Base Contract Expenses in this Fee Table include the Operations charge, the Administrative charge, the Distribution charge, and the Puerto Rico separate account tax charge.

(3)	Puerto Rico Tax Charge, included as part of the Base Contract fee, will be deducted on an annual basis from each variable account and equals 0.10% of the net asset value of each variable account as of December 31 of each calendar year.

(4)	The benefit base is equal to your initial contribution to the contract less any withdrawals you made from the contract.

(5)	The maximum charge is 0.50%. The current charge is 0.30%.

The next item shows the minimum and maximum total operating expenses charged by the Portfolio companies that you may pay periodically during the time that you own the contract. A complete list of Portfolio companies available under the contract, including their annual expenses, may be found at the back of this document. See Appendix “Portfolio Companies available under the contract.” These expenses are for the period ended December 31, 2022, and may fluctuate from year to year.

Annual Portfolio Expenses

	Minimum	Maximum
Annual Portfolio Expenses (expenses deducted from Portfolio assets including management fees, service fees, and other expenses)	0.55%	1.27%

Example

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Portfolio company expenses. The examples for the ADV series do not reflect any advisory fees paid to investment advisors from the account value or other assets of the owner; however, if they did the expenses shown would be higher.

These Examples assume that you invest $100,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual Portfolio company expenses, Return of Premium death benefit (at its maximum charge) and that all account value is in the variable investment options.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period					If you do not surrender your contract
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Generation Growth	$10,299	$16,070	$22,082	$35,766	$3,299	$10,070	$17,082	$35,716
Generation Growth ADV	$2,351	$7,243	$12,400	$26,553	$2,351	$7,243	$12,400	$26,603

The Company

Universal Life Insurance Company is a stock life insurance company organized under the laws of the Commonwealth of Puerto Rico, with its home office at Metro Office Park Lot#10 Guaynabo PR 00968. Universal Life is a provider of several insurance products: individual, group life, group disability, credit life, annuities & IRAs. It is admitted to do business for life, disability and variable insurance by the Office of Commissioner of Insurance in the Commonwealth of Puerto Rico. Universal Life is a member of the Universal Group of companies that operate in Puerto Rico and United States. Universal Life is a wholly-owned subsidiary of Universal Insurance Company, Inc.

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/ or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence to the appropriate location, as follows:

For Correspondence:

For all communications (e.g., requests for transfers, withdrawals, or required notices) sent by regular mail:

PO Box 2145

San Juan, PR 00922-2145

Or

Metro Office Park

Street 1 Lot 10

Guaynabo, Puerto Rico 000968

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: Metro Office Park, Street 1, Lot #10, Guaynabo PR 00968 Universal Life’s website access is normally available seven days a week, 24 hours a day. You may access your account online by visiting our website at www.universalpr.com. Of course, for reasons beyond our control, this service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transferring your money among investment options”).

Customer Service Representative

You may also use our toll-free number (787-706-7095) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

●	Monday through Friday from 8:00 a.m. until 5:00 p.m., local time.

We require that the following types of communications be on specific forms we provide for that purpose (and submitted in the manner that the forms specify):

(1)	authorization for telephone transfers by your financial professional;

(2)	conversion of a traditional IRA to a Roth IRA contract;

(3)	tax withholding elections (see withdrawal request form);

(4)	election of the Beneficiary continuation option;

(5)	IRA contribution re-characterizations;

(6)	Section 1035 exchanges;

(7)	direct transfers and rollovers;

(8)	election of an annuity payout option;

(9)	death claims;

(10)	change in ownership (NQ only, if available under your contract);

(11)	purchase by, or change of ownership to, a non-natural owner;

(12)	requests to collaterally assign your NQ contract;

(13)	requests to drop your Return of Premium death benefit;

(14)	requests to transfer into and among the investment options, re-allocate, rebalance and change your future allocations; and

(15)	withdrawal requests.

We also have specific forms that we recommend you use for the following types of requests:

(1)	beneficiary changes;

(2)	contract surrender; and

(3)	dollar cost averaging (if available).

To cancel or change any of the following, we require written notification generally at least seven calendar days before the next scheduled transaction:

(1)	dollar cost averaging (if available);

(2)	substantially equal withdrawals;

(3)	systematic withdrawals; and

(4)	the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take. We reserve the right to add, remove or change our administrative forms, procedures and programs at any time.

Signatures:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

E-Delivery:

You can register to receive statements and other documents electronically. You can do so by visiting our website at www.universalpr.com.

1.	Purchasing the Contract

How you can purchase and contribute to your contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We require a minimum contribution for each type of contract purchased. Maximum contribution limitations also apply. The tables in Appendix “Rules regarding contributions to your contract” summarize our current rules regarding contributions to your contract, which rules are subject to change. Both the owner and the annuitant named in the contract must meet the issue age requirements shown in the table, and rules for contributions are based on the age of the older of the original owner and annuitant.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options, to add variable investment options, and to limit the number of variable investment options which you may elect.

We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.

We currently do not accept any contribution to your contract if: (i) the sum total of all contributions under all Universal VIA Generation Growth series contracts with the same owner or annuitant would then total more than $1,500,000 or (ii) the aggregate contributions under all our annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these contribution limitations based on certain criteria, including issue age, the total amount of contributions, investment option allocations and selling broker-dealer compensation.

Owner and annuitant requirements

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

The “owner” is the person who is the named owner in the contract and, if an individual, is the measuring life for determining certain contract features. The “annuitant” is the person who is the measuring life for determining the contract’s annuitization date (if applicable). The annuitant is not necessarily the contract owner. Where the owner of a contract is a non-natural person such as a company or trust, the annuitant (or the older of two joint annuitants, if applicable) is the measuring life for determining certain contract features.

For NQ contracts a joint annuitant may also be named, but the joint annuitants must be spouses.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for single owner contracts, the surviving spouse must be the sole primary beneficiary and must be age 85 or younger. Spousal continuation is discussed in the “Benefits available under the contract” section.

Universal VIA Generation Growth ADV contracts are not available for purchase by non-natural owners.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be a plan participant/employee.

Certain features of your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these features will be based on the age of the annuitant or the older of two joint annuitants, if applicable. Under QP contracts, all features are based on the age of the annuitant. If the contract is jointly owned, these features will be based on the older of the two owners. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner.

How you can make your contributions

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to the Company. We may also apply contributions made pursuant to an exchange intended to be a Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers’ checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

The “contract date” is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a “contract year.” The end of each 12 month period is your “contract date anniversary.” For example, if your contract date is May 1, your contract date anniversary is April 30

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the business day we receive the missing information.

If your financial professional is with a selling broker-dealer, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the business day we receive the missing information.

What are your investment options under the contract?

Variable investment options

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/ Money Market variable investment option.

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options, to add variable investment options and to limit the number of variable investment options which you may elect.

Portfolios of the Trusts

We offer both unaffiliated Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”) serves as the investment adviser of the Portfolios of Fortune VII Separate Account (collectively the “affiliated Trust”). For some affiliated Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the affiliated Trust and is responsible for retaining or discontinuing the services of those sub-advisers.

Information regarding each of the currently available Portfolios, their type, their investment manager(s) and/or sub-adviser(s), their current expenses, and their current performance is available in an appendix to the prospectus. See Appendix “Portfolio Companies available under the contract.”

Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. In order to obtain copies of the Portfolios’ prospectuses, you may call one of our customer service representatives at 787-706-7095.

Universal Financial Services, Inc., an affiliate of the Company (the “Distributor”), is the principal underwriter of the contracts. The Company or the Distributor may directly or indirectly receive payments from certain Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.50% of the unaffiliated Portfolios’ average daily net assets. The Distributor may also receive payments from the advisers or sub-advisers of the Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers’ respective Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios.

Some Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”) and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy). This may effectively suppress the value of the guaranteed benefit. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the EQ volatility management strategy. Such techniques could also impact your account value and guaranteed benefit in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Transfers. Generally, you may transfer your account value among the investment options. We may, at any time, exercise our right to terminate transfers to any of the investment options, to add variable investment options, and to limit the number of investment options which you may elect.

Transfer requests do not change the allocation instructions on file for any future contribution or scheduled/recurring rebalancing. This means that upon the next scheduled/ recurring rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your account. For more information about transferring your account value, please see “Transferring your money among investment options”.

You may also provide instructions for a one-time rebalancing of your account.

Allocation instruction changes.

You may change your instructions for allocations of future contributions. Please note that an allocation change for future contributions will not automatically change the scheduled/recurring rebalancing instructions on file for your account.

Your responsibility for allocation decisions

The contract is between you and the Company. The contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract unless otherwise provided.

Your right to cancel within a certain number of days

Contract Owners have a fifteen calendar day right to review and examine the Contract. The Contract may be returned to Universal Life’s home office for any reason within fifteen days of delivery from Universal Life’s home office and Universal Life will refund the Contract Value. The refunded Contract Value will reflect the value of the underlying investments in the Contract after deducting any Contract charges, unless otherwise required by law. Please be advised that the purchase payments received by Universal Life during such fifteen-day period will be invested in accordance with the instructions of the Contract Owner. If the Contract Owner decides to cancel during the fifteen-day period, the value of the Contract will therefore depend on the value of the underlying investments in the Contract.

We may require that you wait six months before you may apply for a contract with us again if:

●	you cancel your contract during the free look period; or

●	you change your mind before you receive your contract whether we have received your contribution or not.

Please see “Tax information” for possible consequences of cancelling your contract.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see “Surrendering your contract to receive its cash value”. For more information on how it could impact your taxes, consult your tax advisor.

Fee based programs

Currently, you may purchase a Universal VIA Generation Growth ADV contract only if you are a participant in an account established under a fee-based program sponsored and maintained by a registered broker-dealer or any other financial intermediary we approve (including Universal Financial Services, Inc., the distributor of the contract and an affiliate of the Company). We may, in the future, offer Universal VIA Generation Growth ADV contracts through other means.

As an owner of a Generation Growth ADV contract, you would have purchased the contract through a registered broker-dealer or other financial intermediary (“Financial Intermediary”) that manages your Account Value for a fee (“Advisory Fee”). The Advisory Fee for this service is covered in a separate agreement between you and the Financial Intermediary, and is in addition to the fees and expenses described in this prospectus.

Subject to certain restrictions, you may elect to have the Advisory Fee paid out of your Account Value. In order to do so, you will need to fill out an instruction or form authorizing these payments (an “Advisory Fee Authorization”). If you elect to pay the advisory fee from your Account Value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium death benefit, and may also be subject to taxes.

If you elect to have the Advisory Fee paid out of your Account Value, we will deduct the amount of the fee pro-rata from your investment options (i.e., in the same proportion that each investment option has to Account Value). The maximum Advisory Fee permitted to be deducted from your Contract Value is 1.5%. If you elect to have the Advisory Fee paid out of your Account Value, the Advisory Fee will be calculated as a percentage of Account Value and may be deducted on a monthly, quarterly, or annual basis. Both the Advisory Fee rate and frequency of deduction are based upon the agreement between you and your Financial Intermediary. The Advisory Fee will be calculated based upon the Account Value as of the last day of the end of the previous period. If the Advisory Fee is deducted on a period shorter than annual, the annual rate will be applied to the Account Value and prorated for the number of days in the period. The Advisory Fee may be charged in advance or arrears.

Once you submit the Advisory Fee Authorization to us to pay your Advisory Fee from your Account Value, we will continue to make such payments unless you or your Financial Intermediary instruct us to terminate such payment. Owners or their Financial Intermediaries may instruct us to terminate this Advisory Fee Authorization by written notice at any time. The Advisory Fee Authorization may also be terminated by telephone, facsimile, automated telephone system or via the Internet at www.universalpr.com (“non-written instructions”). For non-written instructions regarding termination of your Advisory Fee Authorization we receive via telephone, facsimile or the internet, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any contract or class of contracts at any time for any reason.

For any changes to the Advisory Fee, you must submit a new Advisory Fee Authorization. We will verify that the amount of the Advisory Fee deducted from your contract is the amount called for in your Advisory Fee Authorization. We will send you a confirmation of the amount deducted, and you should review to verify that the Advisory Fee amount is accurate.

Please note that we have not made any independent assessment of the qualifications of your Financial Intermediary or its financial advisers to provide investment advisory services, nor do we endorse any Financial Intermediaries or their financial advisers or make any representations as to those qualifications.

If you purchase a Universal VIA Generation Growth ADV contract through a fee-based arrangement and later terminate the arrangement, your contract will continue in force. There may be charges associated with the fee-based arrangement should you decide to no longer participate in the arrangement. Please consult with your program sponsor for more details about your fee-based program. Please discuss with your program sponsor the ramifications of withdrawing advisory fees from your account value before taking or authorizing such withdrawals.

2.	Benefits Available Under the Contract

Summary of Benefits

The following tables summarize information about the benefits available under the contract.

Death Benefits

These death benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/Limitations
			Max	Current
Standard Death Benefit	Guarantees beneficiaries will receive a benefit equal to your account value.	Standard	No Charge		● Available only at contract purchase ● With respect to the Generation Growth ADV contract, if you pay advisory fee from your Account Value, standard death benefit will be reduced.
Return of Premium Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals.	Optional	0.50%(1)	0.30%(1)

●    Available only at contract purchase

●    Available only to contract holder age 75 or younger

●    Withdrawals, including payment of advisor fees, could significantly reduce or terminate the benefit

●    Generally no contributions once reach age 76

(1)	Expressed as an annual percentage of the benefit base.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/Limitations
			Max	Current
Rebalancing	Periodically rebalance to your desired asset mix.	Optional	No Charge		● Must rebalance 100% of account value
Dollar Cost Averaging	Transfer account value to selected investment options on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge		● $5,000 minimum to begin program

Return of Premium death benefit

At issue, you may elect the optional Return of Premium death benefit if you are age 75 or younger on the Contract Date. The Return of Premium death benefit is equal to the greater of (a) your Return of Premium death benefit base on the date of death and (b) your account value on the date of claim. The current charge for this benefit is 0.30%.

If you elect the Return of Premium death benefit you may not make additional contributions to your contract once you reach age 76. If you turn age 76 during the first Contract Year you may make contributions until the first Contract Date Anniversary.

The Return of Premium death benefit base is not an account value or cash value. On the contract issue date it is equal to your initial contribution. Thereafter, it is equal to:

●	your initial contribution and any subsequent contributions to your contract, less a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The way we calculate this deduction is described in “Pro rata treatment of withdrawals”.

The benefit base is calculated on the Contract Date and on each contract date anniversary, and it is recalculated if there is a withdrawal.

The date of claim is the date on which we receive satisfactory proof of the owner’s (or older joint owner’s, if applicable) death, and any required instructions for the method of payment, forms necessary to effect payment and any other information we may require.

For purposes of calculating your Return of Premium death benefit, any accrued but unpaid Return of Premium death benefit charge will be deducted from your account value.

Pro rata treatment of withdrawals.

For purposes of calculating your Return of Premium death benefit, any withdrawals you make from your contract reduce the value of your Return of Premium death benefit base on a pro rata basis. Reduction on a pro rata basis means that that we calculate the percentage of your current account value that is being withdrawn (including the amount of any applicable withdrawal charge) and we reduce your Return of Premium death benefit base by the same percentage. For example, assume your total contributions to your contract are $100,000 and your account value is $80,000. Prior to any withdrawals, your Return of Premium death benefit base would be $100,000. If you make a $10,000 withdrawal, that withdrawal represents a 12.5% reduction in your account value. Accordingly, your Return of Premium death benefit base and therefore the death benefit is reduced by 12.5% to $87,500 (12.5% of $100,000 is $12,500, and $100,000 minus $12,500 is $87,500). Please note: A withdrawal (including withdrawals to pay advisory fees) will reduce your Return of Premium death benefit, and the reduction may be substantially more than the amount of the withdrawal.

If you have a Universal VIA Generation Growth ADV contract, please note that withdrawals to pay advisory fees reduce your death benefit on a pro rata basis. For example, assume your starting account value is $100,000 (all invested in variable investment options) and that you decide to withdraw your advisory fee, which is at a 1.50% annual rate, at the end of each quarter. Assuming a growth rate of 5% annually (net of all other fees and charges), if you withdraw the advisory fees from your Universal VIA Generation Growth ADV contract, by the end of one year you will withdraw $1,546.50 to pay your adviser, your account value will be $103,425.00 and the Return of Premium death benefit base will be $98,500. Had you chosen not to take advisory fees from your contract, your account value at the end of the year and, therefore, your death benefit amount at that time, would have been $105,000. Over ten years, assuming a constant net growth rate of 5%, the account value and death benefit amount would be lower by $22,848.43 and the Return of Premium death benefit base would be $85,973.04, due to the withdrawals to pay the advisory fee. You should consider whether it is in your best interest to take withdrawals from your contract to pay advisory fees or pay them from another source.

You may not terminate the Return of Premium death benefit once elected, except if a fee increase is declared. When a fee increase is declared, the Return of Premium death benefit rider can be dropped at any time from the fee change notification date until the date before the fee change effective date. We will drop the rider as of the day we receive the election form in good order and a pro rata fee will be applied through that date. Once you terminate the Return of Premium death benefit, you may not reelect it. The Return of Premium death benefit is not available for election after issue

The charge for the Return of Premium death benefit is a percentage of the Return of Premium benefit base, calculated and deducted from the Account value on each contract date anniversary. Please refer to “Return of Premium death benefit charge” in “Charges and expenses” for information about how we calculate the charge for this guaranteed benefit and, if your account value is low, the risk that this charge could cause your contract and the guaranteed benefit to terminate.

Payment of Death Benefit

Your beneficiary and payment of benefit

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. A beneficiary change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We are not liable for any payments we make or actions we take before we receive the change. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, who continue to be spouses at the time of death, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the plan trust.

The death benefit is equal to your account value (the standard death benefit) or, if elected, the Return of Premium death benefit. We determine the amount of the death benefit as of the date we receive satisfactory proof of the owner’s or older joint owner’s, if applicable, death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require (“date of claim”). Payment of the death benefit terminates the contract.

If there are multiple beneficiaries, the Contract Maintenance Fee (if applicable) and, if the Return of Premium death benefit was in effect at the time of your death, any accrued Return of Premium death benefit charge will be applied pro rata to each beneficiary’s portion of the death benefit payment.

When we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable.

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. However, you should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death (the “1-year rule”), which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the pre-determined death benefit payout election if doing so would violate any federal or Puerto Rico income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

Effect of the owner’s death

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option. For NQ contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the “Spousal continuation” feature or under our Beneficiary continuation option, as discussed below. For NQ contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under “Non-spousal joint owner contract continuation.”

If you are the sole owner of an NQ contract and your spouse is the sole primary beneficiary, your surviving spouse may have the option to:

●	take the death benefit proceeds in a lump sum;

●	continue the contract as a successor owner under “Spousal continuation” or under our Beneficiary continuation option; or

●	for traditional and Roth IRA contracts, roll the death benefit proceeds over into another similar arrangement.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse’s new contract. Any death proceeds will remain invested in this contract until your spouse’s new contract is issued. The amount of the death benefit will be calculated to equal the account value as of the date your spouse’s new contract is issued. This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse’s new contract is issued.

Non-spousal single owner contract continuation

For single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner’s death (the “5-year rule”). In certain cases, an individual beneficiary may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner’s death,

Spousal continuation

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse’s death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable requirements of the Department of the Treasury in Puerto Rico.

In addition, where such a contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant’s death the annuitant’s spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant’s death. No further change of annuitant will be permitted.

For jointly owned NQ contracts if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

●	If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

●	If the annuitant was neither the deceased nor the surviving spouse, the surviving spouse can elect to become the annuitant and supersede the named annuitant. Alternatively, the surviving spouse can allow the named annuitant to remain on the contract and instead become the annuitant upon the death of the named annuitant.

●	The withdrawal charge schedule, if applicable, remains in effect.

●	The Return of Premium death benefit, if any, will remain in effect based on the older spouse’s age, and charges for the Return of Premium death benefit will continue to apply.

For jointly owned NQ contracts if the older spouse dies first, the surviving owner can (1) take the death benefit as a lump sum payment; (2) annuitize within one year; (3) continue the contract under the Spousal continuation option; if the Return of Premium death benefit, if any, was greater than the account value on the date of claim, then we will reset the account value to equal the Return of Premium death benefit.

If the contract continues under the Spousal continuation option:

●	The surviving spouse becomes the sole owner. If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

●	If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract. If the annuitant was neither the deceased nor the surviving spouse, the surviving spouse can elect to become the annuitant and supersede the named annuitant. Alter- natively, the surviving spouse can allow the named annuitant to remain on the contract and instead become the annuitant upon the death of the named annuitant.

●	The Return of Premium death benefit, if any, will remain in effect if on the date of the older spouse’s death the surviving spouse is 95 or younger. For details of how we calculate charges for the Return of Premium death benefit under joint owner spousal continuation, see “Return of Premium death benefit charge” in “Charges and expenses”.

●	Withdrawal charges, if applicable under the contract, will no longer apply to the account value on the date of the older spouse’s death, but they will apply to the amount of any subsequent contributions by the surviving spouse.

For single owner NQ contracts with a sole spousal beneficiary, the sole spousal beneficiary can (1) take the death benefit as a lump sum payment within five years of the deceased owner’s death; (2) annuitize within one year; (3) continue the contract (but only if age 85 or younger on the date of death of the deceased owner) under the Spousal continuation option; if the Return of Premium death benefit, if any, was greater than the account value on the date of claim, then we will reset the account value to equal the Return of Premium death benefit.

Non-natural owner with spousal joint annuitants. For contracts with a non-natural owner and spousal joint annuitants:

●	If the younger spouse dies first, no death benefit is payable. The contract, including the Return of Premium death benefit (if elected), continues unchanged and withdrawal charges (if applicable) will continue to apply.

●

If the older spouse dies first, the surviving younger spouse can (1) take the death benefit as a lump sum payment; (2) annuitize within one year; (3) continue the contract under the Spousal continuation option; If the Return of Premium death benefit, if any, was greater than the account value on the date of claim, then we will reset the account value to equal the Return of Premium death benefit. If the contract continues under the spousal continuation option, the Return of Premium death benefit, if any, will remain in effect if on the date of the older spouse’s death the surviving spouse is 95 or younger. For details of how we calculate charges for the Return of Premium death benefit under spousal continuation, see “Return of Premium death benefit charge” in “Charges and expenses”.

Other Benefits

Dollar cost averaging

We offer a dollar cost averaging program via scheduled transfers from the EQ/Money Market investment option to the other available investment options. The program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses. We may, at any time, exercise our right to terminate transfers to any of the investment options, to add investment options, and to limit the number of investment options which you may elect.

You may dollar cost average from the EQ/Money Market investment option, subject to the following:

●	Initial contributions to the program must be at least $5,000 (i.e., your value in the EQ/Money Market variable investment option must be at least $5,000 when you begin the program).

●	Contributions into the program may be new contributions, or you may transfer amounts allocated to other variable investment options to initiate the program. You can make additional contributions to a program after a program has started.

●	You may choose either a monthly, quarterly, semi-annual, or annual frequency for participation in the dollar cost averaging program; however, you may only have one time period in effect at any time and once you select a time period, you may not change it and subsequent contributions or transfers into the program will not extend the duration of an existing program.

●	Currently, your account value may only be transferred from the program into the variable investment options on a monthly basis. We may offer these programs in the future with transfers on a different basis.

●	For the program, you may select different variable investment options than those in your allocation instructions on file, except that you may not do so on your initial application for the contract.

●	If the value in the EQ/Money Market variable investment option is less than or equal to the scheduled transfer amount, the entire amount in the account will be transferred and the program will terminate.

●	You can enroll in a dollar cost averaging program on your contract application or at any time after your contract has been issued. The date of the first transfer to the other variable investment options or the Segment Type Holding Account(s) if you are allocating to Segments will be processed in accordance with your allocation instructions and start date for the program. If a transfer date falls on a non-business day, the transfer will be made on the next business day. We will transfer all amounts by the end of the chosen time period for your program.

For example, assume you enroll in a 3-month dollar cost averaging program. On the date we receive your initial contribution (say, $60,000) to the program, your program becomes effective and the first transfer of $20,000 is made immediately in accordance with your program’s allocation instructions. The second transfer of $20,000 will be made one month after your first contribution and the third and final transfer of $20,000 will be made two months after your first contribution.

●	If you enroll in a dollar cost averaging program and the transfer date is the 29th, 30th or 31st day of the month, for any subsequent month in your program with less than 29, 30 or 31 days respectively, the transfer will take place on the first business day of the following month and continue on the first of every month.

●	If you request to transfer 100% out of your program, your program will terminate. A manual transfer of 100% of the amount out of the EQ/Money Market will terminate the DCA program. A partial transfer is allowed and will not terminate the DCA.

●	The scheduled/recurring rebalancing program is available while the dollar cost averaging program is in effect. However, rebalancing is not available for amounts allocated to a Segment Type Holding Account or to any Segment.

●	If you make subsequent contributions into an existing DCA account with allocation instructions that differ from those on file, we will update the current instructions for the remainder of the program and they will become the new instructions on file.

●	You may cancel your participation in the program at any time by notifying us in writing. If you terminate your program, we will allocate any remaining amounts in your program pursuant to your program allocations instructions on file.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging program. Note that participation in the dollar cost averaging program is not cancelled by your request for a one-time rebalancing of your account.

Rebalancing your account value

Our rebalancing program offers two options — scheduled/ recurring rebalancing and one-time rebalancing — that you can use to automatically reallocate your account value among the annuity investment options.

To enroll in the scheduled/recurring rebalancing program, you must notify us in writing by completing our investment option selection form, telling us:

(a)	in whole percentages only, the percentage you want invested in each investment option, and

(b)	how often you want the rebalancing to occur (quarterly, semi-annually, or annually).

While your scheduled/recurring rebalancing program is in effect, we will transfer amounts among each annuity investment option, so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value must be included in the scheduled/recurring rebalancing program. Currently, we permit rebalancing of up to 50 investment options.

Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.

You may elect or terminate the scheduled/recurring rebalancing program at any time. You may also change your allocations under the scheduled/recurring program at any time. Once enrolled in the scheduled/recurring rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our scheduled/recurring rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your annuity investment options pursuant to the allocation instructions previously on file for your scheduled/ recurring program.

3.	Principal Risks of Investing in the Contract

The risks identified below are the principal risks of investing in the contract. The contract may be subject to additional risks other than those identified and described in this prospectus.

Risks associated with variable investment options

You take all the investment risk for amounts allocated to one or more of the subaccounts, which invest in Portfolios. If the subaccounts you select increase in value, then your account value goes up; if they decrease in value, your account value goes down. How much your account value goes up or down depends on the performance of the Portfolios in which your subaccounts invest. We do not guarantee the investment results of any Portfolio. An investment in the contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.

Insurance company risk

No company other than Universal Life Insurance Company has any legal responsibility to pay amounts that we owe under the contract. The general obligations and any guaranteed benefits under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability. Universal Life Insurance Company will reinsure a portion of the risks assumed for the base contract and its Riders to Equitable Life Insurance Company of America.

Possible fees on access to account value

We may apply fees if you access your account value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences, you may incur fees for accessing your account value such as a withdrawal charge, transfer fee, third party transfer or exchange fee, annual administrative expense, base contract expense, and/or a charge for any optional benefits.

Possible adverse tax consequences

The tax considerations associated with the contract vary and can be complicated. The applicable tax rules can differ, depending on the type of contract, whether NQ or traditional IRA. The tax considerations discussed in this prospectus are general in nature and describe federal and local income tax law Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. Tax rules may change without notice.

We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. The legislative branch in the US and/or Puerto Rico may also consider further proposals to comprehensively reform or overhaul the United States or Puerto Rico tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your contract or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract.

Not a short-term investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle and you should consider whether investing in the contract is consistent with the purpose for which the investment is being considered.

Risk of Loss

All investments have risks to some degree and it is possible that you could lose money by investing in the contract. An investment in the contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Limitations on access to cash value through withdrawals

Withdrawals may be subject to withdrawal charges, income taxes and tax penalties. The minimum partial withdrawal amount is $300. Withdrawals will reduce your account value and optional benefit base and the amount of the reduction may be greater than the dollar amount of the withdrawal.

Advisory Fees

If you purchase a Universal VIA Generation Growth ADV contract and elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium death benefit, and may also be subject to income taxes.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyber-attacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyber-attacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our work-force, and/or employees of service providers and/or third party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even if our workforce and employees of our service providers and/or third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

COVID-19

The COVID-19 pandemic has negatively impacted the U.S. and global economies, created significant volatility in the capital markets and dramatically increased unemployment levels. The pandemic has also resulted in temporary closures of many businesses and schools and the institution of social distancing requirements in many states and local communities. Businesses or schools that have reopened have restricted or limited access for the foreseeable future and may do so on a permanent basis. As a result, our ability to sell products through our regular channels and the demand for our products and services has been significantly impacted. The extent of the COVID-19 pandemic’s impact on us will depend on future developments that are highly uncertain, including the severity and duration of the pandemic, actions taken by governments and other third parties in response to the pandemic and the availability and efficacy of vaccines against COVID-19.

While we have implemented risk management and contingency plans with respect to the COVID-19 pandemic, such measures may not adequately protect our business from the full impacts of the pandemic. Currently, most of our employees and advisors are continuing to work remotely. Extended periods of remote work arrangements could introduce additional operational risk, including but not limited to cybersecurity risks, and impair our ability to effectively manage our business. We also outsource a variety of functions to third parties whose business continuity strategies are largely outside our control.

Economic uncertainty and unemployment resulting from the COVID-19 pandemic may have an adverse effect on product sales and result in existing policyholders withdrawing at greater rates. COVID-19 could have an adverse effect on our insurance business due to increased mortality and morbidity rates. The cost of reinsurance to us for these policies could increase, and we may encounter decreased availability of such reinsurance. If policyholder lapse and surrender rates or premium waivers significantly exceed our expectations, we may need to change our assumptions, models or reserves.

Our investment portfolio has been, and may continue to be, adversely affected by the COVID-19 pandemic. Declines in equity markets and interest rates, reduced liquidity or a continued slowdown in the U.S. or in global economic conditions may also adversely affect the values and cash flows of these investments. Our investments in mortgages and commercial mortgage-backed securities have been, and could continue to be, negatively affected by delays or failures of borrowers to make payments of principal and interest when due.

4.	Determining Your Contract’s Value

Your account value and cash value

Your “account value” is the total of the values you have in the variable investment options.

Your contract also has a “cash value.” At any time before annuity payments begin, your contract’s cash value is equal to the account value less: (i) as applicable, the total amount or a pro rata portion of the Contract Maintenance Fee (if applicable) and any Return of Premium death benefit charge; and (ii) any applicable withdrawal charges. Please see “Surrendering your contract to receive its cash value” in “Accessing your money”.

Your contract’s value in the variable investment options

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by “units.” The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio’s shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

●	operations expenses;

●	administrative expenses; and

●	distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day’s value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)	increased to reflect additional contributions;

(ii)	decreased to reflect a withdrawal (plus withdrawal charges if applicable); or

(iii)	increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

Your units are also reduced when we deduct the Contract Maintenance Fee (if applicable) and any Return of Premium death benefit charge. Likewise, if under the Generation Growth ADV contract you pay advisory fees from your account value, the deduction of the fee will reduce the number of units you hold. A description of how unit values are calculated is found in the SAI.

Insufficient account value

Your account value will fall to zero and your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals (including withdrawals for the payment of fees and charges under the contract) and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefit including the Return of Premium death benefit, if elected.

5.	Transferring Your Money Among Investment Options

Transferring your account value

Universal Life will accept Sub-Account transfer requests in writing or over the telephone if advance authorization is provided by the Contract Owner. Universal Life will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine. All telephone calls will be recorded for quality and security purposes. Universal Life may withdraw the telephone privileges at any time. Amounts transferred to the Sub-Accounts will receive the Accumulation Unit value next determined after the transfer request is received.

Transfer Restrictions

Neither the Contract described in this Prospectus, the Sub-Accounts, nor the underlying mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as “market-timing” or “short-term trading”). A Contract Owner who intends to use an active trading strategy should consult his/her registered representative and request information on other variable annuity contracts that offer underlying mutual funds that are designed specifically to support active trading strategies.

Universal Life discourages (and will take action to deter) short-term trading in this Contract because the frequent movement between or among Sub-Accounts may negatively impact other investors in the Contract. Short-term trading can result in:

●	the dilution of the value of the investors’ interests in the underlying mutual fund;

●	underlying mutual fund managers taking actions that negatively impact performance (e.g., keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

●	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this Contract from the negative impact of these practices, Universal Life has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.

U.S. Mail Restrictions

Universal Life monitors transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a Contract may appear on these reports if the Contract Owner (or a third party acting on his/her/its behalf) engages in a certain number of “transfer events” in a given period. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day (Valuation Period). For example, if a Contract Owner executes multiple Sub-Account transfers in one day, this counts as one transfer event. A single transfer occurring on a given trading day and involving only 2 underlying mutual funds will also count as one transfer event.

As a result of this monitoring process, Universal Life may restrict the method of communication by which transfer orders will be accepted. In general, Universal Life will adhere to the following guidelines:

Trading Behavior	Universal Life’s Response
6 or more transfer events in one calendar quarter	Universal Life will mail a letter to the Contract Owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and
More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	(2)

if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the Contract Owner will be limited to submitting transfer requests via U.S. mail.

Universal Life will automatically limit the Contract Owner to submitting transfer requests via U.S. mail.

Each January 1st, Universal Life will start the monitoring, so that each Contract starts with 0 transfer events each January 1. See, however, the Other Restrictions provision below.

Managers of Multiple Contracts

Some investment advisers/representatives may manage the assets of multiple Universal Life contracts pursuant to trading authority granted or conveyed by multiple Contract Owners. These multi-contract advisers will generally be required by Universal Life to submit all transfer requests via U.S. mail.

Other Restrictions

Universal Life reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect Contract Owners, Annuitants, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Contract Owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Universal Life’s monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Universal Life to constitute harmful trading practices, may be restricted.

Any restrictions that Universal Life implements will be applied consistently and uniformly.

Disruptive transfer activity

We currently use the procedures described above to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

6.	Accessing your money

Withdrawing your account value

You have several ways to withdraw your account value before annuity payments begin. Withdrawals will be deducted pro rata from the applicable investment options (excluding amounts in the dollar cost averaging program (if any), from which withdrawals are deducted only if there is insufficient value in all other variable investment options).

The table below shows the methods available under each type of contract.

Withdrawals reduce your account value and may be subject to withdrawal charges and have tax consequences, including possible tax penalties. Please see “Effect of withdrawals on your Return of Premium death benefit” for more information on how withdrawals could significantly reduce or terminate your Return of Premium death benefit.

Method of withdrawal and Universal VIA Generation Growth availability

Contract	Systematic	Partial
NQ	Yes	Yes
Traditional IRA	Yes	Yes
Roth IRA	Yes	Yes
QP(1)	Yes	No

(1)	All payments are made to the plan trust as owner of the contract.

Partial withdrawals

(All contracts)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $100.

For Universal VIA Generation Growth contracts, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see “10% free withdrawal amount” in “Charges and expenses.

If you have authorized your advisor to take withdrawals of advisory fees from your Universal VIA Generation Growth ADV contract, your advisor can elect to withdraw their advisory fees from your contract at any time. You can terminate this authorization at any time. A withdrawal to pay advisory fees, like all withdrawals, will reduce your account value and death benefit, and may be a taxable event. For the tax consequences of withdrawals, see “Tax information”.

Systematic withdrawals

You may take systematic withdrawals of a fixed dollar amount or percentage of account value on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $100

If your contract is subject to withdrawal charges and any applicable withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value.

All requests for withdrawals must be made on a specific form that we provide. Please see “How to reach us” under “The Company” for more information.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on the following days of the month:

1st, 7th, 16th and 26th

If you do not select a date, we will make the withdrawals on the next available day of the systematic withdrawal program subject to the same restrictions listed above. If any of the program dates fall on a weekend, such withdrawal will be available on the following business day. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. You can cancel the systematic withdrawal option at any time.

For Universal VIA Generation Growth ADV contracts, systematic withdrawals are not subject to a withdrawal charge, and they will not reduce the contribution amounts in the contract that are subject to withdrawal charges. However, partial withdrawals taken while systematic withdrawals are being taken will be subject to withdrawal charges to the extent they exceed the 10% free withdrawal amount.

Effect of withdrawals on your Return of Premium death benefit

If you elected the Return of Premium death benefit, all withdrawals from your contract, whether partial withdrawals (including withdrawals to pay advisory fees), or systematic withdrawals, will reduce your Return of Premium death benefit on a pro rata basis. See “Pro rata treatment of withdrawals” under “Return of Premium death benefit” in “Benefits available under the contract” for more information.

Withdrawals treated as surrenders

If you request to withdraw more than 90% of a contract’s current cash value, or if your account value is reduced to zero as a result of a withdrawal, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if you make a withdrawal that would result in a cash value of less than $500. See “Surrendering your contract to receive its cash value”. For the tax consequences of withdrawals, see “Tax information”.

Surrendering your contract to receive its cash value

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See “Your annuity payout options”. For the tax consequences of surrenders, see “Tax information”.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the business day the transaction request is received by us in good order. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)	the NYSE is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option’s assets is not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

(4)	Universal Life’s offices is closed.

We may defer payments for a reasonable amount of time while we are waiting for a contribution check to clear.

All payments are made to a bank account designated by you or by check which will be mailed to you (or the payee named in a tax-free exchange) by U.S. mail, if you request that we do so subject to any charges. We can also send any payment to you by using an express delivery or wire transfer service (subject to applicable charges; see “Charges and Expenses”).

Annuity Commencement Date

The Annuity Commencement Date is the date on which annuity payments are scheduled to begin. The Contract Owner could designate the Annuity Commencement Date at the time of application. If no Annuity Commencement Date is designated at the time of application, Universal Life will establish the Annuity Commencement Date as the date the Annuitant reaches age 90.

The Contract Owner may change the Annuity Commencement Date before Annuitization. This change must be in writing and approved by Universal Life. The Annuity Commencement Date may not be later than the first day of the first calendar month after the Annuitant’s 90th birthday unless approved by Universal Life.

Annuitization Date

The Annuitization Date is the date that Universal Life calculates the schedule of annuity payments and begins the processing necessary to start annuity payments. The date that annuity payments actually begin varies, but generally is within 30 days after Universal Life calculates the annuity payment schedule. The Annuitization Date will be the first day of a calendar month unless otherwise agreed. The Annuitization Date must be at least 2 years after the contract is issued, but may not be later than either:

●	the age (or date) specified in your Contract; or

●	the age (or date) specified by law.

The U.S. Internal Revenue Code may require that distributions be made prior to the Annuity Starting Date specified above (see Required Distributions).

Annuitization

Annuitization is the period during which annuity payments are received. It is irrevocable once payments have begun. Upon arrival of the Annuity Starting Date, the Annuitant must choose an annuity payment option.

Fixed Annuity Payments

The Contract generally provides for fixed annuity payments (i.e., level annuity payments), except as set forth in the Income of a Specified Amount annuity payment option. Universal Life guarantees that each fixed annuity payment will be the same throughout Annuitization.

Frequency and Amount of Annuity Payments

Annuity payments are based on the annuity payment option elected.

If the net amount to be annuitized is less than $2,000, Universal Life reserves the right to pay this amount in a lump sum instead of periodic annuity payments.

Universal Life reserves the right to change the frequency of payments if the amount of any payment becomes less than $250. The payment frequency will be changed to an interval that will result in payments of at least $250.

Annuity Payment Options

The Annuitant must elect an annuity payment option before the Annuitization Date. If the Annuitant fails to elect an annuity payment option, Universal Life will assume a Life Income with a 10-Year (or 120 months) term certain annuity payment option. Once elected, the annuity payment option may not be changed. The annuity payment options available may be limited based on the Annuitant’s age (and the joint Annuitant’s age, if applicable) or requirements under the Puerto Rico Code and other applicable laws.

If, at the Annuitization Date, the total of all purchase payments made to the Contract is less than or equal to $2,000,000, the annuity payment options available are:

●	Income for a Specified Period

●	Life Income

●	Standard Joint and Survivor

Fixed Income Option 1 – Income for a Specified Period

We will make level payments only for the specific period you choose. The specified period may not exceed your life expectancy. No funds will remain at the end of the specified period. Minimum 5 year period.

Fixed Income Option 2 – Life Income

You may choose between:

(a)	No Period Certain – We will make level payments only during the Annuitant’s lifetime.

(b)	10 Years Certain – We will make level payments for the longer of the Annuitant’s lifetime or ten years.

Fixed income option 2(a) is not available for Annuitant adjusted age(s) greater than 85.

Fixed Income Option 4 – Joint and Survivor Annuity

No Period Certain – We will make payments during the joint lifetime of the Annuitant and a Joint Annuitant of your choosing. We will make payments based on youngest surviving owner.

Income option 4 is not available for Annuitant adjusted age(s) greater than 85.

Any Other Option

Annuity payment options not set forth in this provision may be available. Any annuity payment option not set forth in this provision must be approved by Universal Life.

Annuity Payment Options for Contracts with Total Purchase Payments Greater Than $2,000,000

If, at the Annuitization Date, the total of all purchase payments made to the Contract is greater than $2,000,000, Universal Life may limit the annuity payment option to the longer of:

(1)	a Fixed Life Annuity with a 10 Year Term Certain; or

(2)	a Fixed Life Annuity with a Term Certain to Age 95.

Additionally, Universal Life may limit the amount that may be annuitized on a single life to $2,000,000. If the total amount to be annuitized is greater than $2,000,000, then for the purpose of Annuitization only, Universal Life may permit additional Annuitants to be named.

7.	Charges and Expenses

Charges that the Company deducts

We deduct a variable account charge equal to an annualized rate applied to the daily net assets of the variable separate account. The Company assesses this charge in return for bearing the costs associated with the contracts. As set forth in the Fee Table, this asset-based separate account charge is 1.45% annually for Universal VIA Generation Growth and 0.50% annually for Universal VIA Generation Growth ADV. This separate account charge is reflected in the unit values of each variable investment option (except for the 0.10% Puerto Rico tax charge, which Universal Life deducts on an annual basis). This asset-based separate account charge represents the sum of the following individual charges:

●	An operations charge

●	An administrative charge

●	A distribution charge

We may also deduct the following charges from your account value. If we deduct these charges from your variable investment options we reduce the number of units credited to your contract:

●	On each contract date anniversary the Contract Maintenance Fee, if applicable.

●	On an annual basis, the 0.10% Puerto Rico tax charge.

●	At the time you make certain withdrawals or surrender your contract — a withdrawal charge (if applicable).

●	Charge for third-party transfer or exchange.

●	Special services charges (if applicable).

●	Duplicate Annual and/or Quarterly Statement of Account or Annual Payout Statement charge (if applicable).

●	With respect to the Generation Growth ADV contract, where you have authorized advisory fees to be deducted from your account value.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

Separate account annual expenses

Operations charge. We deduct a daily charge from the net assets in each variable investment option to compensate us for operations expenses, a portion of which compensates us for mortality and expense risks. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Universal Life VIA Generation Growth series:

Generation Growth:	0.70%
Generation Growth ADV:	0.20%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

Administrative charge. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the Contract Maintenance Fee described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

Generation Growth:	0.40%
Generation Growth ADV:	0.10%

Distribution charge. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

Generation Growth:	0.25%
Generation Growth ADV:	0.10%

Account value charges

Contract Maintenance Fee. We will deduct a $50 dollar charge on any contract date anniversary on which your account value is less than $100,000. This charge is intended to compensate us for the cost of providing administrative services in connection with your contract.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge (as applicable) from amounts in the dollar cost averaging program (if any).

If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value.

Puerto Rico Tax Charge

Universal Life deducts on an annual basis from each variable account a Puerto Rico tax equal to 0.10% of the asset value of the variable account as of December 31 of each calendar year. This Puerto Rico Tax is payable to the Puerto Rico Treasury Department by Universal Life pursuant to Section 1023.01 of the P.R. Code.

Annual Charge:	0.10%

Transfer charge

Currently, we do not charge for transfers among investment options under the contract. In addition we reserve the right, at any time to establish restriction on excessive transfer activity..

Special service charge

We may deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

Wire transfer charge. We may charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

Express mail charge. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

Duplicate contract charge. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using Duplicate contract charge a credit card acceptable to us, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

Check preparation charge. The standard form of payment for all withdrawals is direct deposit. If direct deposit instructions are not provided, payment will be made by check. Currently, we do not charge for check preparation, however, we reserve the right to impose a charge, which would be deducted from the amount you request following imposition of such a charge. We reserve the right to charge a maximum of $85.

Charge for third-party transfer or exchange

We may impose a $65 charge for each third-party transfer or exchange. Our waiver of this charge may be discontinued at any time, with or without notice. Absent this waiver, we deduct a charge for direct rollovers or direct transfers of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. This charge will be deducted from the amount you request. We reserve the right to increase this charge to a maximum of $125.

Duplicate Annual and/or Quarterly Statement of Account or Annual Payout Statement charge. Currently, we do not charge for providing a duplicate copy of your Annual or Quarterly Statement of Account or Annual Payout Statement. However, we reserve the right to impose such a charge, regardless of whether you are enrolled in electronic delivery or whether the request is for an electronic or hard copy duplicate of the applicable document. Any such charge would be deducted from your account value in the variable investment options at the time of the request on a pro rata basis.

Withdrawal charge

A withdrawal charge applies in three circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, (2) if you surrender your contract to receive its cash value or (3) if you annuitize your contract and elect a nonlife contingent annuity option. For more information about the withdrawal charge if you select an annuity payout option, see “Your annuity payout options — the amount applied to purchase an annuity payout option” in “Accessing your money”.

The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

Withdrawal charge as a % of contribution for each year following the contribution
	1	2	3	4	5	6
Generation Growth	7%	7%	6%	6%	5%	3%(1)
Generation Growth ADV	No Withdrawal Charge

(1)	Charge does not apply in the 7th and subsequent years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as “year 1,” and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

The VIA Generation Growth ADV version of this contract does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% free withdrawal amount. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. The 10% free withdrawal amount is determined when purchase payments were deposited to the contract. The 10% free withdrawal amount does not apply if you surrender your contract.

Withdrawal charge waiver for Company employees and certain others.

The following contract ownership types may withdraw all or a portion of the Account Value free of withdrawal charges:

●	Contracts held by employees of the Company (or jointly owned by such employee and a joint owner); and

●	Contracts held by employees and registered representatives of unaffiliated broker-dealers that have entered into selling agreements with Universal Financial Services, Inc. (or jointly owned by such employee/registered representative and a joint owner); and

●	Contracts held by employees of business partners of the Company that have been designated by the Company (or jointly owned by such employee and a joint owner).

NURSING CARE AND TERMINAL CONDITION WITHDRAWAL OPTIONS

HOSPITAL – An institution which 1) is operated pursuant to the laws of the jurisdiction in which it is located, 2) operates primarily for the care and treatment of sick and injured persons on an inpatient basis, (3) provides 24-hour nursing service by or under the supervision of registered graduate professional nurses, 4) is supervised by a staff of one or more licensed physicians and 5) have medical, surgical and diagnostic facilities or access to such facilities.

NURSING FACILITY – A facility which:

1)	is operated pursuant to the laws of the jurisdiction in which it is located,

2)	provides care prescribed by a physician and performed or supervised by a registered graduate nurse on a 24 hour basis, or provides care designed essentially to help a person with the activities of daily living which does require the continuous attention of trained medical or paramedical personnel, and 3) is not, other than incidentally, a hospital, a home for the aged, a retirement home, a rest home, a community living center or a place mainly for the treatment of alcoholism, mental illness, or drug abuse.

PHYSICIAN – A doctor of Medicine or Doctor of Osteopathy who is licensed as such and operating within the scope of the license.

TERMINAL CONDITION – A condition resulting from an accident or illness which, as determined by a physician, has reduced life expectancy to not more than 12 months, despite appropriate medical care.

If you or your spouse (annuitant or annuitant’s spouse if the owner is not a natural person) has been 1) confined in a hospital or nursing facility for 30 consecutive days or 2) diagnosed as having a terminal condition and the confinement begins or diagnosis is made on or after the Issue Date, you may elect to withdraw all or a portion of the Account Value free of surrender charges. The minimum partial withdrawal under this option is $1,000. This option is available even during the Contract Years other partial withdrawal options were exercised.

For nursing care withdrawal, we must receive each partial withdrawal or surrender request and proof of eligibility with each request no later than 90 days following the date that confinement has ceased, unless it can be shown that it was not reasonably possible to provide the notice and proof within the above time period and that the notice and proof were given as soon as reasonably possible. Additional documentation may be requested by our home office. However, in no event, except the absence of legal capacity, shall the notice and proof be provided later than one year following the date that confinement has ceased. Proof of confinement may be a treating physician’s statement or a statement from a hospital or nursing facility administrator. Systematic nursing care withdrawals are not permitted.

For a terminal condition withdrawal, we must receive each partial withdrawal or surrender request and the applicable proof of eligibility no later than one year following diagnosis of the terminal condition. Proof of a terminal condition is required only with the initial partial withdrawal request and must be furnished by the treating physician.

Fee-based expenses (Generation Growth ADV contracts only)

The fees and expenses of a fee-based program are separate from and in addition to the fees and expenses of the contract.

Please consult with your program sponsor for more details about your fee-based program. You should consider maintaining sufficient assets outside of this contract in order to pay advisory or custodial account expenses. Withdrawals from your Universal VIA Generation Growth ADV contract to pay those expenses will be treated like any other withdrawal.

Return of Premium death benefit charge

If you elect the Return of Premium death benefit, we will deduct a charge annually from each of your investment options on each contract date anniversary for which it is in effect. The charge is currently equal to 0.30% of the Return of Premium benefit base as of the day the charge is deducted. The maximum charge is 0.50%. For example, if the Return of Premium benefit base is $100,000 on the contract date anniversary, $300 ($100,000 * 0.30%) will be deducted from the account value. See “Return of Premium death benefit” in “Contract benefits and features” for more information about this benefit base. If on any date other than the contract date anniversary your contract is surrendered or annuitized, a death benefit is paid, or the Return of Premium death benefit is otherwise terminated, we will deduct a pro rata portion of the charge from your account value calculated from the beginning of the contract year to the date of termination, death or annuitization. The Return of Premium death benefit charge is to compensate us for providing a death benefit at least equal to adjusted contributions.

This fee is deducted from the account value in the variable investment options on a pro rata basis on the contract date anniversary. If there is insufficient value or no value in the variable investment options, any remaining portion of the charge or the total charge will be deducted from amounts in the dollar cost averaging program. If there is insufficient value or no value in the dollar cost averaging program to deduct the charge, then any remaining portion of the charge or the total charge will be deducted pro rata from the Segments.

We reserve the right to increase (up to the maximum charge) or decrease the fees for the Return of Premium death benefit at any time beginning in the 3rd contract year. While any new fee will not generally be deducted until the next contract date anniversary, it will be effective from the beginning of the contract year in which the fee change occurred. You have a right to terminate the Return of Premium death benefit upon notification of a fee increase. Once terminated, the Return of Premium death benefit cannot be re-elected. You may only terminate the Return of Premium death benefit from the fee change notification date to the business day before the fee change effective date. We will provide you a minimum of 30-day’s notice before a fee change will apply. The fee change notification date is the date the fee increase is declared and notification is sent to the contract owners. The fee change effective date is the date on which the new fee becomes effective and the new fee will be charged on a contract on the contract date anniversary that falls on or after this date. We may notify owners of a change in the fee during the first two contract years, but such change will not be effective any earlier than the first business day following the second contract date anniversary.

Please note that because the Return of Premium death benefit charge is based on the Return of Premium death benefit base rather than current account value, there is a risk that the deduction of this charge could cause the contract to terminate, particularly if the account value is low in comparison to the Return of Premium death benefit base.

Charges that the Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

●	Management fees.

●	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

●	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated portfolios (collectively, the “underlying Portfolios”). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

8.	Tax Information

Overview

It is intended that the Contract be treated as an “annuity contract” for federal income tax purposes. Universal Life will interpret and administer all sections of the Contract in accordance with United States Internal Revenue Code Section 72(s). Universal Life reserves the right to amend this Contract to comply with requirements set out in the U.S. Internal Revenue Code and Regulations and rulings there under, as they may exist from time to time.

Surrenders are calculated by use of the expected return multiples specified in Tables V and VI of Section 1.72-9 of the U.S. Treasury Regulations and calculated in accordance with the calculation methods made available by Universal Life, prescribed by such regulations and elected by the Contract Owner.

The following discussion summarizes the material Puerto Rico and United States federal tax considerations relating to the purchase, ownership and disposition of the Contract. This discussion does not intend to describe all the tax considerations that may be relevant to a particular person in light of that person’s particular circumstances and does not describe any tax consequences arising under the laws of any state, locality or taxing jurisdiction other than Puerto Rico and the United States.

The discussion assumes that the Contract is an annuity and endowment contract for purposes of the P.R. Code, and an annuity contract for purposes of the U.S. Internal Revenue Code. Universal Life will take all the necessary steps to ensure that the Contract is classified on a continued basis as an annuity and endowment contract for purposes of the P.R. Code, and an annuity contract for purposes of the U.S. Internal Revenue Code. However, there is no assurance that such classification will not be challenged by the Puerto Rico Treasury Department or the U.S. Internal Revenue Service, and, if challenged, that Universal Life will prevail. If the Contract is not classified as an annuity and endowment contract for purposes of the P.R. Code, and as an annuity contract for purposes of the U.S. Internal Revenue Code, the Owner of the Contract may be taxed currently on the earnings of his or her Contract, or may be considered the Owner of the underlying securities and taxed on its transfer by gift or death and on the earnings of the assets in the separate account underlying her or his Contract.

This discussion is based on the tax laws of Puerto Rico and the United States as in effect on the date of this Prospectus, as well as regulations, administrative pronouncements and judicial decisions available on or before such date and now in effect. All the foregoing is subject to change, which change could apply retroactively and could affect the continued validity of this summary. A prospective Owner of a Contract should be aware that Universal Life’s opinion is not binding on the Puerto Rico Treasury Department, any municipality or agency of Puerto Rico, the United States Internal Revenue Service or the courts. Accordingly, there can be no assurance that the opinions set forth herein, if challenged, would be sustained.

You should consult your own tax advisor as to the application to your situation of the tax considerations discussed in this Prospectus, as well as the application of any state, local, foreign or other tax.

This Contract is for sale to individuals who are Residents of Puerto Rico who intend to remain Residents of Puerto Rico prior to and during the Annuitization period.

A Contract owner who ceases to be a Resident of Puerto Rico should consult his/her tax advisor on the tax implications of not being a Resident of Puerto Rico. Benefits under the Contract paid to a Resident Contract owner who is not a resident of Puerto Rico may be subject to withholding under the P.R. Code.

The Contract is also for sale to trusts organized under the laws of Puerto Rico that: (i) form part of a qualified employees’ retirement plan, all of the participants of which are Residents of Puerto Rico, that is exempt under Section 1081.01 of the P.R. Code and described under Section 1022(i)(1) of the Employee Retirement Income Security Act of 1974, as amended, (hereinafter a “Qualified Trust”), or (ii) a trust that: (A) constitutes a grantor trust for purposes of the U.S. Internal Revenue Code and the P.R. Code, (B) all grantors, fiduciaries, trustees, beneficiaries and contingent beneficiaries of the trust are individuals who are Residents of Puerto Rico and intend to remain Residents of Puerto Rico prior to and during the Annuitization period, and (C) holds the Contract as an agent of one or more its grantors (hereinafter an “Agent Trust”). The tax considerations described herein are limited to those applicable to a Puerto Rico Resident, to a Qualified Trust, and to an Agent Trust. Please see “Glossary of Terms – Puerto Rico Resident or a Resident of Puerto Rico” for a discussion of the applicable requirements relating to residency in Puerto Rico. The Contract is also available for sales to a corporation, a limited liability company or a partnership organized under the laws of Puerto Rico. A non-natural person should consult its tax advisor in connection with the federal tax implications of their holding of a Contract since the contract may not be considered an annuity under the U.S. Internal Revenue Code.

Whether an individual is a Resident of Puerto Rico depends on the facts and circumstances of each individual, which may change from year to year. Similarly, whether a trust is a Qualified Trust, or an Agent Trust depends on the facts and circumstances of each trust, and may change from time to time. Each individual and trust should seek advice from its own tax counsel to assess if he or she is a Resident of Puerto Rico, or the trust is a Qualified Trust, or an Agent Trust.

Puerto Rico Taxation

Puerto Rico Income Tax Consequences

Universal Life obtained rulings from the Puerto Rico Secretary of the Treasury regarding the proper classification of the Contract under the P.R. Code (the “PR Tax Rulings”). The PR Tax Rulings were issued under the Puerto Rico Internal Revenue Code of 1994. as amended. Pursuant to Section 6091.04 of the P.R. Code, the PR Tax Rulings shall continue in effect to the extent issued under similar wording of law. This section on Puerto Rico Taxation follows the PR Tax Rulings to the extent issued under wording of law similar to the P.R. Code.

Individuals

A Puerto Rico Resident is generally subject to income taxes under the P.R. Code on its gross income from all sources. The P.R. Code provides for certain exclusions and exemptions.

Transfers among investment options

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

Taxation of nonqualified annuities

Contributions

You may not deduct the amount of your contributions to a nonqualified annuity contract.

Distributions from the Contract

Under the terms of the PR Tax Rulings the Contract will be classified as an annuity and as an endowment contract for purposes of the P.R. Code. For purposes of the P.R. Code, investments held by the separate account under the Contract will be considered as owned and shall constitute assets of Universal Life. Consequently, current accumulations of the earnings held in the separate account under the Contract will be taxable to Universal Life to the extent provided by the P.R. Code. The Contract Owner or its Beneficiary will be taxed on the accumulations of earnings under the Contract in the taxable year in which such earnings are considered to have been distributed under certain special rules of the P.R. Code.

For purposes of the P.R. Code, an “annuity” is generally defined as any amount, based on a computation with reference to life expectancy or mortality tables and payable over a period longer than one year, received in periodical installments, whether annually, semiannually, quarterly, monthly, or otherwise. Amounts distributed under the Contract as annuities for a taxable year should be included in the Annuitant’s gross income as ordinary income, except that any portion of the annual amount distributed in excess of three percent (3%) of the aggregate amount of the premiums paid will be excluded from gross income. Such exclusion from gross income will not be available once the aggregate amount excluded from gross income with respect such distributions equals the total amount of the premiums paid (the “3% Rule”). The amount excluded under the 3% Rule is not subject to the Alternative Basic Tax. See “Alternative Basic Tax” below.

Partial payments not distributed as annuities are excludable from gross income up to the point where the amounts distributed equal the total amount of premiums paid. The amount so excluded is not subject to the Alternative Basic Tax. See “Alternative Basic Tax” below. Any distributions in excess of the total amount of the premiums paid will be taxable as ordinary income.

Contract earnings

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

●	if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

●	if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

●	if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

●	if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a typical grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that the Company and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

Global Payments

The PR Tax Rulings confirm the general rule that any gain realized upon a distribution in full redemption or surrender of the Contract shall be treated as ordinary income.

However, the P.R. Code provides an exception to the preceding general rule. Pursuant to Section 1023.08 of the P.R. Code, at the election of the taxpayer, for taxable years commencing after December 31, 2018 amounts distributed under the Contract that must be included in gross income and qualify as a “Global Payment” may be treated as a long-term capital gain subject to the maximum fifteen percent (15%) income tax rate of Section 1023.02 of the P.R. Code. - For the fifteen percent (15%) income tax rate to be available the Contract Owner shall elect and agree in writing for the fifteen percent (15%) income tax to be withheld and remitted by Universal to the Puerto Rico Treasury Department. The term “Global Payment” is defined by Section 1023.08 of the P.R. Code and the PR Tax Rulings as amounts distributed during the same taxable year under the Contract. However, the PR Tax Rulings provide that such amount must be in full payment of the total fifteen percent (15%) balance payable under the Contract, and cancellation thereof. The long-term capital gain arising from a Global Payment is subject to the Alternative Basic Tax. See “Alternative Basic Tax” below.

It is not clear whether taxpayers other than individuals may avail of this special income tax rate on Global Payments. These taxpayers should consult their tax advisors.

Sale, Exchange or other Disposition of the Contract

Any sale or exchange of the Contract by the Contract Owner will be regarded as a sale or exchange under the P.R. Code that will give rise to ordinary gain or loss. Any loss generated will only be deductible if the Contract sold or exchanged has a refund feature (i.e., if the annuity guarantees some return of capital, or premiums paid, upon the death of the Annuitant). Recognition of gain or loss from the sale or exchange of the Contract may be subject to the exemptions and limitations discussed hereof.

Pursuant to P.R. Code Section 1034.04(b)(9) and the PR Tax Rulings no gain or loss should be recognized if a life, endowment or annuity insurance contract, including a contract issued by an insurance company organized under the laws of P.R. or a State of the United States, is exchanged for the Contract, or if total distributions from said insurance contracts are contributed to the Contract within the 60 days following the date of distribution. The PR Tax Rulings also provide that notwithstanding the non-recognition treatment on the exchange, any accrued income deferred as a consequence of the tax-free exchange will retain its character as ordinary income. Unless otherwise provided under regulations issued by the Puerto Rico Secretary of the Treasury, this non-recognition provision will not be available to the extent that such exchange or indirect transfer results in the transfer of property to a person that is a nonresident of Puerto Rico.

Pursuant to the PR Tax Rulings, for income tax purposes under the P.R. Code (i) a gift of the Contract by the Contract Owner shall be treated as a sale or exchange of the Contract, (ii) the Contract will not be considered a capital asset and any gain or loss resulting from the exchange or sale of the Contract will be treated as ordinary income or loss, (iii) gain or loss should be recognized on a gift of the Contract based on the cash Surrender Value of the Contract as of the date of the gift, and (iv) no gain or loss shall be recognized by the decedent’s estate or by his heirs as a result of the transfer of the Contract by reason of death of a Contract Owner.

The PR Tax Rulings also provide that, if upon death of the Contract Owner, the heir or Beneficiary of the Contract elects to receive a lump-sum payment under the Contract, he shall include in his gross income, as ordinary income, an amount equal to the excess of the amount received over the sum of (i) the adjusted basis of the heir or Beneficiary in the Contract, and (ii) any Death Benefit excludable from gross income.

However, any distribution considered a Global Payment under Section 1023.08 of the P.R. Code is includible in gross income as a long-term capital gain, and therefore, subject to the preferential 15% income tax rate, if elected by the taxpayer. Such distribution may be subject to the Alternative Basic Tax in the case of an individual owner or beneficiary. (See “Global Payments” above and “Alternative Basic Tax” below).

Pursuant to the PR Tax Rulings, if the heir or Beneficiary does not elect a lump sum distribution, the accumulated benefits will be taxable when distributed under the same income recognition rules that would have been applicable to the deceased Contract Owner, except that the heirs’ tax basis on the Contract shall be as described below.

The basis of a Contract acquired from the decedent by bequest, devise or inheritance after December 31, 2017, shall be the same basis it had at the time of death in the hands of the decedent.

Life Insurance Benefits

Life insurance benefits are generally excluded from gross income under Section 1031.01(b)(1) of the P.R. Code and are not subject to the Alternative Basic Tax. See “Alternative Basic Tax” below. The PR Tax Rulings provide that any amounts paid or payable upon death of the Contract Owner that exceeds the higher of:

(i)	the value of the Surrender Value Contract as of the time of death, or

(ii)	the premiums paid for or the cost of the Contract less amounts previously received by the Contract Owner that were excluded from gross income, shall be treated as amounts received under a life insurance contract that shall be excluded from gross income pursuant to Section 1031.01(b)(1) of the P.R. Code. Provided, however, that these amounts should be specifically designated as death payments for which the deceased Contract Owner did not have a non-forfeitable right to receive the payments while living.

Qualified Trusts

Pursuant to Section 1081.01 of the P.R. Code, a Qualified Trust is generally exempt from income taxation on earnings accumulated or distributed under the Contract or on any income realized from the sale or exchange of the Contract. Whether a trust is a Qualified Trust depends on the facts and circumstances of each trust, which may change from year to year. In addition, the exemption under Section 1081.01 of the P.R. Code is subject to certain exceptions. Each fiduciary of a trust should seek advice from its tax counsel to assess if the trust is a Qualified Trust, and if the exemption allowable under Section 1081.01 of the P.R. Code with respect to the Contract will not fall within one of the exceptions provided by the P.R. Code.

Agent Trusts

The grantor of an Agent Trust will be subject to income tax under the P.R. Code as if he or she were the direct Owner of the Contract under the rules discussed above. A trustee or fiduciary should review its trust documents and consult its own tax advisors in order to determine if the trust is an Agent Trust.

Alternative Basic Tax

The alternative basic tax (the “ABT”) provision of the P.R. Code applies to individuals having an ABT Net Income in excess of $25,000. The ABT tax rates for taxable years beginning after December 31, 2018, are: One percent (1%) if ABT Net Income is greater than $25,000 but not over $50,000; three percent (3%) if ABT Net Income is over $50,000 but not greater than $75,000; five percent (5%) if ABT Net Income is over $75,000 but not greater than $150,000; ten percent (10%), if ABT Net Income is over $150,000 but not over $250,000; and twenty four percent (24%), if the ABT Net Income exceeds $250,000. The ABT rates are not progressive. Once the taxpayer reaches the next level, all the ABT Net Income is subject to the higher ABT rate.

The ABT Net Income is the net taxable income subject to regular income tax, increased for certain items of otherwise exempt income, income subject to special tax rates, such as long-term capital gains and certain limitations on otherwise deductible items. An individual taxpayer subject to ABT shall pay the higher of the regular income tax or the ABT. Subject to certain limitations, the excess of the ABT over regular tax may be claimed as a credit in future taxable years, but only with respect to ABT paid in a year commencing before January 1, 2014 and taxable years commencing after December 31, 2018.

Puerto Rico Estate and Gift Tax Consequences

No estate of gift tax is imposed by the PR Code on transfers by reason of death, bequests or gifts occurring after December 31, 2017. Notwithstanding, these transfers are still subject to certain filing and other requirements.

Investor control issues

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Fortune VII Separate Account. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Fortune VII Separate Account. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. Future VII, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account.

Individual Retirement Annuity – Deductible and Nondeductible

This discussion pertains only to a Contract Owner who is an individual and elects to acquire the Contract as an individual retirement annuity (the “IRA”), as defined by Section 1081.02 of the P.R. Code, or as a nondeductible individual retirement account as defined by Section 1081.03 of the P.R. Code (the “Nondeductible IRA”), and is limited to the Puerto Rico income tax consequences thereof. If such election is made the Contract will be subject to all the requirements and limitations discussed below, and to those applicable to a Contract that is not an IRA. This discussion does not take into consideration the effect of any election or prepayment of income taxes that the Contract Owner may have carried out pursuant to the P.R. Code or any predecessor act. The Contract Owners should consult their own tax advisor as to the income tax effect of such prepayment or elections.

A Contract Owner may close the IRA, without any penalties except for any fees, by providing a written cancellation notification to Universal Life within seven (7) business days following the opening of the IRA or Nondeductible IRA. Such cancellation notification should be mailed to Universal Life so that it is postmarked (or certified or registered, if sent by certified or registered mail) no later than such seven (7) business day period.

Your right to cancel within a certain number of days

You can cancel any version of the Universal VIA Generation Growth series IRA contract (traditional IRA or Roth IRA) by following the directions in “Your right to cancel within a certain number of days” under “Purchasing the contract”. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

Individual Retirement Annuity – Deductible

The P.R. Code enables eligible individuals to make annual tax-deductible contributions to an IRA (the “IRA Contributions”) in order to provide for their retirement. The total amount of the permissible annual IRA Contributions is deductible by the Contract Owner in computing his or her taxable income for Puerto Rico income tax purposes for the year with respect to which the IRA Contributions are made. All retirement planning should be done on a long-term basis. The P. R. Code imposes penalties and restrictions in order to discourage or prevent using IRA Contributions for other purposes other than retirement.

Eligibility

A Contract Owner is eligible to qualify his/her Contract as an IRA if he or she has not attained the age of 75 years in the taxable year for which is making the IRA Contribution, and receives salaries and compensation, which includes, among other things, wages, salaries, professional fees, income from occupations, salesman’s commissions, tips or self-employment income. However, compensation does not include interest, dividends, rents, royalties, capital gains or other non-employment income. For married taxpayers filing a joint Puerto Rico income tax return, an IRA may be opened for each spouse, even if only one of the spouses receives qualified compensation.

Non-transferable and Non-forfeitable

A Contract Owner may not transfer ownership of his or her IRA without disqualifying it from tax-favored treatment, except to his or her former spouse as a result of a divorce decree or under a written instrument arising from a divorce. A Contract Owner has a fully vested interest in his or her IRA which is nonforfeitable.

Contributions and Deductions

The total permissible maximum annual contribution to an IRA is $5,000 for a taxable year (or such maximum annual contribution as may be allowed in any future taxable year), or a Contract Owner’s adjusted gross income received from salaries or the earnings attributed to professions or occupations, whichever is less. A married taxpayer who files a joint P.R. income tax return may contribute an additional $5,000 for a taxable year (or such maximum annual contribution as may be allowed in any future taxable year) to a separate IRA established by or for such Contract Owner’s spouse (even if said spouse derived no gross income from the above-mentioned sources) provided that their combined total contribution shall not exceed $10,000 for a taxable year, or the combined adjusted gross income received from salaries or the earnings attributed to professions or occupations, whichever is less. Such contributions are tax deductible for Puerto Rico income tax purposes, subject to the following limitations:

●	Excess IRA Contributions - If a Contract Owner contributes to an IRA an amount in excess of the maximum amount permissible and, the excess is not returned (along with the amount of net income attributable to such excess contribution) by no later than the deadline for the filing of such Contract Owner’s income tax return for the year with respect to which the excess IRA Contributions were made (including any applicable extension of the time for filing), the entire balance of such IRA will be deemed to have been distributed to such Contract Owner. The amount of an IRA treated as distributed will be subject to the “Distribution” and “Premature Distribution” rules described herein.

●	No IRA Contributions Permitted in Taxable Year in which a Contract Owner Attains 75 Years of Age - No IRA Contributions may be made to an IRA for the taxable year in which a Contract Owner attains 75 years of age or thereafter.

●	Deadline for IRA Contributions - IRA Contributions by a Contract Owner for a given taxable year must be made no later than the date prescribed by law for such Contract Owner to file his or her Puerto Rico income tax return for that year (including any applicable extension to the time for filing).

●	Investments in Life Insurance Not Permitted - That part of the IRA Contributions invested by the IRA in life insurance contracts shall not be deductible.

Distributions

The distribution to a Contract Owner of the entire balance accrued in an IRA must be made, or commenced to be made by, no later than the end of the year in which such Contract Owner reaches 75 years of age. Such distribution must occur at least at a minimum prescribed rate, as further described below.

●	Tax Treatment upon Distributions - Amounts distributed under the Contract shall be taxed under the rules applicable to a Contract that is not an IRA, except that the premiums paid for purposes of determining the cost to be recovered under the Contract shall be increased by the share of income distributed out of the Contract which is exempt from Puerto Rico income taxes. Premiums paid shall be excluded in the computation of cost to be recovered under the Contract.

●	Distribution for Purchase or Construction of First Principal Residence - Notwithstanding the preceding, the Puerto Rico income taxation on certain distributions from an IRA shall be deferred if a Contract Owner uses the amount distributed for the purchase or construction of such Contract Owner’s first principal residence and complies with the applicable requirements of the P.R. Code and the regulations issued thereunder as provided in Section 1081.02(d)(6) of the P.R Code.

●	Form of Distributions - The Contract Owner’s total interest in an IRA must be distributed on or before the closing of the taxable year in which he or she attains 75 years of age, unless such total interest distributed in periodic payments in such taxable year over; (i) the life of such Contract Owner or the lives of such Contract Owner and his or her spouse, or (ii) during a period that shall not extend beyond the life expectancy of such Contract Owner or the joint life expectancy of such Contract Owner and his or her spouse. If a Contract Owner does not choose a method of distribution on or before the closing of the taxable year in which he or she attains 75 years of age, the entire balance of a Contract Owner’s IRA will be distributed in a lump sum payment by the end of the taxable year in which he or she attains 75 years of age.

●	Death of a Contract Owner - Upon a Contract Owner’s death, the entire balance of such Contract Owner’s IRA must be distributed to such Contract Owner’s Beneficiary or beneficiaries within a period of five (5) years from the death of such Contract Owner. Notwithstanding this, if (i) a Contract Owner elected to receive distributions from such Contract Owner’s IRA over a fixed term permitted by the P.R. Code and, (ii) such distributions have commenced, the distributions will continue as scheduled. The same rule applies at the death of the surviving spouse of a Contract Owner with respect to his or her beneficiaries if distributions to the surviving spouse have commenced pursuant to Section 1081.02(b)(3) of the P.R Code.

Any distribution to a Contract Owner’s Beneficiary, upon the death of such Contract Owner, is subject to Puerto Rico inheritance rules and other applicable laws and regulations. However, following the Puerto Rico Supreme Court judgment in Maria Cotto Torres v. Universal Life Insurance Company and Angel Miguel Rivera Rohlsen, CC_2017-862, Universal will distribute such amounts to the beneficiary designated by the Contract Owner, if any.

●	No Capital Gains Treatment - A lump sum distribution from a Contract Owner’s IRA is not eligible for capital gains treatment for Puerto Rico income tax purposes. However, Contract Owners should consult their own tax counsel to determine if a lump sum distribution from a Contract Owner’s IRA may qualify for the long-term capital gain treatment for Global Payment under Section 1023.08 of the P.R. Code.

Premature Distributions

Early Distribution Penalty - Distributions from a Contract Owner’s IRA may be made at any time but any actual or deemed distribution to the Contract Owner for whose benefit such account was established, is made before such Contract Owner attains 60 years of age is generally subject to a ten percent (10%) penalty on the amount includable in gross income, or fifteen percent (15%) for Contracts Owner who elected prepayment of earnings under P.R. Code Section 1023.23, unless the distribution is on account of:

(i)	a Contract Owner’s disability (as defined in the P.R. Code);

(ii)	a Contract Owner’s unemployment;

(iii)	the need of funds to cover the expenses of a Contract Owner’s direct dependents in connection with their university studies;

(iv)	the purchase or construction of a Contract Owner’s first principal residence (subject to compliance with certain requirements of the P.R. Code);

(v)	the repair or reconstruction of a Contract Owner’s principal residence as a result of fire, hurricane, earthquake or other fortuitous cause;

(vi)	the acquisition of a computer for a dependent of the Contract Owner within the second degree of consanguinity who is pursuing a university or lower level degree, up to an amount of $1,200 and only once every six (6) years;

(vii)	the treatment of severe, chronic, degenerative and terminal disease of a family member up to the fourth degree of consanguinity and second degree of affinity;

(viii)	the avoidance of the imminent foreclosure or delay in the mortgage payments, including refinancing, of the Contract Owner’s principal residence due to loss of his employment or substantial reduction of income, up to the greater of fifty percent (50%) of the amount in the Contract or $20,000 (subject to the submission of evidence of need, circumstances and uses).

(ix)	up to the maximum amount of twenty thousand (20,000) dollars, for the purchase of an efficient and environmental friendly renewal energy system for the Contract Owner’s residence, that is, every equipment or personal property, or combination of the same, that produces energy from renewable sources, such as, solar, wind, geothermical, oceanic, hydroelectric energy, or renewable fuels, without including fossil fuels. This withdrawal may be carried out once every ten (10) years; or

(x)	the payment of child support past due for six month or more.

In addition, the Early Distribution Penalty shall not apply if the amount distributed is transferred by a Contract Owner to another IRA of such Contract Owner in a Rollover Contribution (as defined below) within 60 days of such Contract Owner’s receipt of the distribution, or if the amount distributed may be excluded from gross income. Regulation Article 1081.02(g)-1(a) states that the Early Distribution Penalty shall be imposed on a distribution to the “individual for whose benefit the account was established”. From this wording it can be reasonably interpreted that a distribution by reason of beneficiary death should not subject to the penalty as the distribution is not one made to the deceased beneficiary. This interpretation should be consulted with your tax counsel.

Withholding of the Early Distribution Penalty - The ten percent (10%) or fifteen percent (15%) penalty will be withheld from a distribution unless a Contract Owner provides the required evidence to Universal Life that the distribution is exempt from the penalty.

Special Prepayment Election and Increased Early Distribution Penalty.Under P.R. Code Section 1023.23 an Owner of a Contract that qualifies as an IRA may elect to prepay a tax equal eight percent (8%) of the accumulated balance in the Contract that would be includable in gross income upon actual or deemed distribution. The prepayment must have been made on or before April 30, 2015. The prepayment shall have the effect of increasing Owner’s tax basis in the Contract for an amount equal to the unrealized appreciation for which the special tax of eight percent (8%) was paid. The Early Penalty Distribution rate discussed above is increased from ten percent (10%) or fifteen percent (15%) with respect to a distribution from a Contract for which an election under P.R. Code Section 1023.23 was made or an amount rolled over from such Contract. In the computation of the amount of gross income subject to the penalty, the increase in tax basis attributable to the election under P.R. Code 1023.23 shall be ignored.

Spousal continuation

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

Payments to a beneficiary after your death

IRA death benefits are taxed the same as IRA distributions.

IRA May Not Be Used as Collateral.

A Contract Owner’s interest in an IRA or in assets held in such IRA may not be used as security for a loan, and any amount so utilized shall be deemed to have been distributed to such Contract Owner and may be subject to the ten percent (10%) or fifteen percent (15%) penalty for premature distributions described above.

No Policy Loans

If a Contract Owner borrows any sum of money under, or using said contract during any taxable year, the Contract shall cease to be an IRA as of the first day of said taxable year, and the Contract Owner shall include in his gross income for said year a sum equal to the fair market value of said policy on the first day of said year and may be subject to the ten percent (10%) or fifteen percent (15%) penalty for premature distributions described above.

Rollover Distribution

Amounts distributed from an IRA established by a Contract Owner or from a pension, profit-sharing or stock bonus plan described in Section 1081.01 of the P.R. Code (the “Qualified Plan”) may be transferred to another IRA established by such Contract Owner, (these IRA Contributions being referred to as “Rollover Contributions”) in an amount not greater than the maximum amount described above. A Rollover Contribution is, however, not tax-deductible for the year with respect to which such Rollover Contribution is made. If a Rollover Contribution is made by a Contract Owner who received the amount involved as a distribution from another IRA of such Contract Owner or a Qualified Plan, the transfer must be made not later than 60 days of the receipt of the distribution. If the transfer is made, but not on a timely basis, the transfer may well result in an excess IRA Contribution as referred to under the “Excess IRA Contributions” section above with the adverse consequences which pertain to excess IRA Contributions. Only one transfer from one IRA to another IRA can be made in any one-year period ending on the date of receipt of the distribution being transferred.

The Contract Owner should consult his or her tax counsel since to the extent that the Contract is treated as an endowment contract for purposes of the P.R. Code a Rollover Contribution to the Contract may not be allowed.

An individual retirement account maintained under the United States Internal Revenue Code of 1986, as amended, is generally not an IRA under the P.R. Code to or from which assets of a Puerto Rico IRA may be transferred.

Required Filings

A Contract Owner must report annually the IRA Contributions on such Contract Owner’s Puerto Rico income tax return in order to qualify for the Puerto Rico income tax deduction and benefits of an IRA.

Taxation of the IRA

A Contract Owner is not subject to Puerto Rico income taxes on the income generated by the assets held in an IRA until a distribution is made or treated as made under the P.R. Code. An IRA may be subject to tax on its unrelated business income under P.R. Code Section 1102.01.

Non-deductible Individual Retirement Account

A Non-deductible IRA is an IRA that is designated as such when established, but to which certain special rules apply.

Contributions

No deduction will be allowed to the Contract Owner with respect to contributions to a Non-deductible IRA. In addition, the annual non-deductible contribution to a Non-deductible IRA; (i) must be made by the due date of the income tax return (including extensions) of the taxable year for which the contribution is made; (ii) is limited to the annual limitation amount applicable to a deductible IRA, but reduced by the amount of contributions for the taxable year made to all other IRAs (other than non-deductible IRAs) maintained for the benefit of the Contract Owner, and (iii) may be made after the Contract Owner has reached age 75.

Distributions

A Qualified Distribution from a Nondeductible IRA may be excluded from the Contract Owner’s gross income and, therefore, will not be subject to Puerto Rico income taxes. A Qualified Distribution is defined as a distribution that is; (i) made on or after the date on which the Contract Owner reaches the age of 60, (ii) made to a Beneficiary by reason of death of the Contract Owner, or (iii) a Premature Distribution not subject to the Early Distribution Penalty (see previous discussion of Premature Distributions). In addition, a Nondeductible IRA is not subject to the mandatory age distribution provision applicable to a Deductible IRA.

A distribution that is not a Qualified Distribution must be included in the gross income to the extent that it exceeds the basis of the Contract Owner in the Nondeductible IRA. Generally, for these purposes, the tax basis of the Contract Owner shall consist of the contributions to the Nondeductible IRA, plus Qualified Rollovers (as defined below) and tax-exempt income earned thereon. A distribution that is not a Qualified Distribution may be subject to Premature Distribution penalty (See “Premature Distributions”).

Rollover Contributions

A distribution may be rolled over to a Nondeductible IRA only if the rollover is a “Qualified Rollover”. A Qualified Rollover is generally defined as: (i) a rollover from an IRA or another Nondeductible IRA to a Nondeductible IRA, provided that it meets the criteria applicable to rollovers to a Deductible IRA without taking in consideration the limitation related to rollover of distributions received within the preceding year (see above discussion Rollover Distributions); (ii) a rollover within the following 60 days of receiving the entire distribution from a retirement plan qualified under Section 1081.01 of the P.R. Code but only if such distribution is a total distribution within a single taxable year by reason of separation from service of the employee; and (iii) a rollover of the balance of the savings account of participants in the Retirement Saving Account Program created under Act 447 of 1951 but only if such rollover meets the requirements of Article 3-109(B)(5) of such Act 447.

Amounts distributed by a Deductible IRA or a retirement plan qualified under Section 1081.01 of the P.R. Code may not be excluded from gross income by reason of been rolled over into a Nondeductible IRA and shall generally be considered distributed and includible in Gross Income, as defined by Section 1081.03(d)(4)(A)(i). However, the penalty shall not apply to a Premature Distribution transferred to a Nondeductible IRA pursuant to a Qualified Rollover.

Collateral

A Contract Owner’s interest in a Nondeductible IRA or in assets held in such IRA may not be used as security for a loan, and any amount so utilized shall be deemed to have been distributed to such

Contract Owner and may be subject to the Early Distribution Penalty For Premature Distributions described above.

Taxation of Distributions by Reason of Disaster Declared by the Governor of Puerto Rico

Pursuant to Section 1081.02(d)(1) of the P.R. Code and subject the terms established by the Secretary in response to a disaster declaration by the Governor of Puerto Rico the first ten thousand ($10,000) dollars paid or distributed to cover Eligible Expenses from a Deductible IRA’s may be excluded from gross income, and any distribution in excess of the first ten thousand ($10,000) dollars excluded from gross income but not exceeding one hundred thousand ($100.000) dollars will be subject to a special tax of ten (10) percent, in lieu of any other tax, including the ABT. The amount distributed shall be determined on an aggregate basis considering all distributions from Deductible IRAs and qualified employees’ retirement plans. For the special tax to apply the ten (10) percent tax, will be required to withheld at source. Under Section 1081.01(b)(1)(D)(v)(II) the term “Eligible Expenses” is broadly defined as expenses, either ordinary or extraordinary, incurred by an individual, spouse, ascendants, and/or descendants, to compensate for any loss or damage, and/or to cover basic needs suffered as a result of natural disaster. The Secretary is authorized to establish by regulation, administrative determination, circular letter or information bulletin of general application the documents that the participant or beneficiary must submit in connection with a disaster distribution.

The above treatment is afforded under Section 1081.02(d)(1) of the P.R. Code. Section 1081.02(d)(5) provides that the treatment under Section 1081.02(d)(1) shall not apply to an individual retirement annuity. On the other hand, Section 1081.02(d)(1)(J)(v) includes insurance companies as entities that may be subject to the distribution procedures to be prescribed by the Secretary with respect to the above special treatment. You should consult your tax counsel in relation to the application of the above treatment to Contracts qualified as an individual retirement annuity under the P. R. Code.

Certain ERISA Considerations

A fiduciary of a pension, profit- sharing, retirement, or other employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (each such plan, a “Plan”), should consider the fiduciary standards under ERISA in the context of the Plan’s particular circumstances and consult with its counsel before authorizing an investment of such Plan’s assets in a Contract.

Tax Changes

The foregoing tax information is based on our understanding of U.S. and Puerto Rico tax laws. It is NOT intended as tax advice. All information is subject to change without notice. Furthermore, the determination whether the Contract qualifies as an annuity and endowment contract under the P.R. Code and as an annuity under the U.S. Internal Revenue Code depends on Universal Life continued compliance with the applicable provisions of the P.R. Code and the U.S. Internal Revenue Code relating to the classification of a particular instrument as an annuity or endowment contract.

Impact of taxes to the Company

The contracts provide that we may charge Fortune VII Separate Account for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

9.	More Information

About Fortune VII Separate Account

Each variable investment option is a subaccount of Fortune VII Separate Account. We established Fortune VII Separate Account under special provisions of the Puerto Rico Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Fortune VII Separate Account and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Fortune VII Separate Account that represent our investments in Fortune VII Separate Account or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Fortune VII Separate Account assets in any investment permitted by applicable law. The results of Fortune VII Separate Account operations are accounted for without regard to the Company’s other operations. The amount of some of our obligations under the contracts is based on the assets in Fortune VII Separate Account. However, the obligations themselves are obligations of the Company.

Income, gains, and losses credited to, or charged against, the separate account reflect the separate account’s own investment experience and not the investment experience of the Company’s other assets, and the assets of the separate account may not be used to pay any liabilities of the Company other than those arising from the contracts.

Fortune VII Separate Account is registered under the Investment Company Act of 1940 and is registered and classified under that act as a “unit investment trust.” The SEC, however, does not manage or supervise the Company or Fortune VII Separate Account. Although Fortune VII Separate Account is registered, the SEC does not monitor the activity of Fortune VII Separate Account on a daily basis. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Fortune VII Separate Account invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)	to add variable investment options to, or to remove variable investment options from, Fortune VII Separate Account, or to add other separate accounts;

(2)	to combine any two or more variable investment options;

(3)	to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)	to operate Fortune VII Separate Account or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Fortune VII Separate Account or a variable investment option directly);

(5)	to deregister Fortune VII Separate Account under the Investment Company Act of 1940;

(6)	to restrict or eliminate any voting rights as to Fortune VII Separate Account;

(7)	to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)	to close a variable investment option to transfers and contributions; and

(9)	to add variable investment options and to limit the number of variable investment options which you may elect.

If the exercise of these rights results in a material change in the underlying investment of Fortune VII Separate Account, you will be notified of such exercise, as required by law.

About the Trusts

The Trusts are registered under the Investment Company Act of 1940. They are classified as “open-end management investment companies,” more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or “loads” for buying and selling their shares. All dividends and other distributions on the Trusts’ shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust’s shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses,and other aspects of its operations, appears in the prospectuses for each Trust, or in their respective SAIs, which are available upon request. See also Appendix “Portfolio Companies available under the contract”.

About the general account

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract’s account value or any guaranteed benefits with which the contract was issued. The Company is solely responsible to the contract owner for the contract’s account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its statutory basis financial statements and/or check its current rating with AM Best or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Puerto Rico Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a “covered security” under the federal securities laws.

The disclosure with regard to the general account is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Dates and prices at which contract events occur

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Business Day

Our “business day” is generally any day the NYSE is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the SEC. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

●	If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m. Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

●	If your recurring transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

●	If we have entered into an agreement with your broker-dealer for automated processing of contributions and/ or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the “closing time” for such orders will be earlier than 4:00 p.m., Eastern Time.

Contributions and transfers

●	Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

●	Transfers to or from variable investment options will be made at the unit value next determined after receipt of the transfer request.

About your voting rights

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

●	the election of trustees; or

●	the formal approval of independent public accounting firms selected for each Trust; or

●	any other matters described in the prospectus for each Trust or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to the Company’s separate accounts in connection with the Company’s variable annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. The affiliated Trust also sells its shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

Fortune VII Separate Account voting rights

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

Changes in applicable law

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

Statutory compliance

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of the Company. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings, including those detailed immediately below, would be considered material with respect to a contract owner’s interest in Fortune VII Separate Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

In 2017, the Company entered into a reinsurance agreement (the “Agreement”) with PB Life and Annuity Co. Ltd. (“PBLA”), a member of the Global Growth family of companies that was founded and is ultimately owned by Greg Lindberg. Pursuant to the Agreement, PBLA agreed to reinsure liabilities with respect to certain fixed annuity contracts (“PBLA Annuity Contracts”) sold by the Company (the reinsured contracts do not include the contracts described in this prospectus). The Agreement required PBLA to keep these assets invested in certain types of ‘qualifying assets’ in compliance with Puerto Rico law and other requirements. PBLA failed to do so. The Company, consequently, stopped ceding new business under the Agreement to PBLA and initiated contractual and other legal proceedings, including arbitration, to secure the amounts backing the statutory reserves for the PBLA Annuity Contracts.

To date, an arbitration panel ruled in the Company’s favor, requiring that $524 million be paid into a trust for the benefit of the Company. This arbitration award was confirmed by U.S. Courts. See PB Life & Annuity Co. v. Universal Life Ins. Co. (S.D.N.Y., July 30, 2020). In addition, the Company has obtained judgements against Mr. Lindberg, finding him legally responsible, in addition to PBLA, for the payment of the arbitration award. The Supreme Court of Bermuda appointed Deloitte LTD, Bermuda, as provisional receiver for the PBLA operations.

On August 30, 2022, the U.S. Securities and Exchange Commission (the “SEC”) filed a complaint in federal court in North Carolina charging Mr. Lindberg and others with defrauding clients in violation of the Investment Advisers Act of 1940. The Company is identified as one of PBLA’s clients.

The Company remains confident that a positive outcome will be derived from the combination of the disposition of assets in the trust, PBLA general account assets and Mr. Lindberg’s guarantees provided under the reinsurance transaction (as affirmed by U.S. Courts). No Company financial impairment is foreseen as of the date of this prospectus. Additional information on these matters continues to be included in the Notes to the Company’s statutory basis financial statements.

Financial statements

The statutory basis financial statements of the Company are in the SAI. These statutory basis financial statements of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office at annuities@universalpr.com or by calling 787-706-7095.

Transfers of ownership, collateral assignments, loans and borrowing

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You may also add an owner to your contact if the new owner is younger than the original owner and your contract had only one owner when issued.

Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

In general, you cannot assign or transfer ownership of an IRA or QP contract. Loans are not available and you cannot assign IRA or QP contracts as security for a loan or other obligation.

Loans are not available under Universal VIA Generation Growth contracts.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted. You must indicate that you have not purchased, and will not purchase, any other NQ deferred annuity contract issued by us or our affiliates in the same calendar year that you purchase the contract. Collateral assignments are not available after any annuity payout is elected. Collateral assignments must be removed before an annuity payout is elected.

Following a collateral assignment, all withdrawals, distributions and payments are subject to the assignee’s prior approval and payment directions. We will follow such directions until the Company receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See “Tax information”.

Distribution of the contracts

The contracts are distributed by Universal Financial Services, Inc. (the “Distributor”). The Distributor serves as principal underwriter of Fortune VII Separate Account. The offering of the contracts is intended to be continuous.

The Distributor is an affiliate of the Company. The Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor also acts as distributor for other life and annuity products we issue.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributor or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see “Fee table” and “Charges and expenses”.

The Company pays compensation to selling broker-dealers based on contributions made on the contracts sold (“contribution-based compensation”). The contribution-based compensation will generally not exceed 7.0% of total contributions. Selling broker-dealers, in turn, may pay a portion of the contribution-based compensation received to the financial professional making the sale. The compensation paid by the Distributor varies among financial professionals and among Selling broker-dealers.

The Selling broker-dealer, not the Distributor, determines the compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contract your financial professional for information about the compensation he or she receives and any related incentives, as described immediately below.

For Generation Growth ADV contracts:

With respect to Generation Growth ADV contracts, the Company does not pay commissions to the Financial Intermediary that sold you the contract and that provides advisory services with respect to your contract. This practice reflects the fact that such Financial Intermediaries already receive compensation, in the form of the advisory fee.

Additional payments by the Distributor to Selling broker-dealers. (The following section applies only to the Generation Growth contract version) The Distributor may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. The Distributor may also pay certain Selling broker- dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”).

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company’s products, the Distributor may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as “compensation enhancements”). The Distributor also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain of our contracts exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company’s contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker- dealers.

Appendix: Portfolio Companies Available Under the Contract

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.universalpr.com. You can request this information at no cost by calling 787-706-7095 or by sending an email request to annuities@universalpr.com

The current expenses and performance information below reflect fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

			Average Annual Total Returns (as of 12/31/2021)
TYPE	Portfolio Company - Investment Adviser; Sub Adviser(s), as applicable	Current Expenses	1 year	5 year	10 year
Asset Allocation	EQ/Moderate Allocation	1.07%	8.43%	8.07%	6.92%
Asset Allocation	EQ/GS Moderate growth Allocation	1.20%	10.59%	7.7%	NA
Asset Allocation	EQ/GS Growth Allocation	1.21%	13.58%	NA	NA
Asset Allocation	EQ/Conservative Allocation	1.00%	2.70%	4.46%	3.64%
Asset Allocation	EQ/Moderate-Plus Allocation	1.11%	12.67%	10.55%	9.26%
Asset Allocation	EQ/AB Dynamic Moderate Growth	1.10%	12.04%	7.57%	6.90%
Asset Allocation	EQ/Aggressive Allocation	1.14%	17.14%	12.85%	11.45%
Equity	EQ/JPMorgan Value Opportunities	0.96%	23.18%	11.70%	14.05%
Equity	EQ/Fidelity Institutional AM® Large Cap	0.87%	25.22%	NA	NA
Equity	EQ/Large Cap Growth Index	0.71%	26.70%	24.37%	18.92%
Equity	EQ/Equity 500 Index	0.55%	27.98%	17.78%	15.84%
Equity	EQ/Large Cap Value Index	0.73%	24.20%	10.43%	12.20%
Equity	1290 VT Socially Responsible	0.90%	30.29%	18.59%	16.53%
Equity	EQ/Mid Cap Index	0.66%	23.87%	12.32%	13.42%
Equity	1290 VT Small Cap Value	1.15%	38.52%	11.39%	NA
Equity	EQ/Small Company Index	0.62%	15.10%	11.78%	12.83%
Equity	1290 VT Micro Cap	1.15%	10.96%	20.86%	NA
Equity	EQ/Invesco Global	1.15%	15.10%	17.60%	13.64%
Equity	1290 VT Smart Beta Equity	1.10%	23.08%	14.65%	NA
Equity	EQ/MFS International Growth	1.10%	9.35%	13.97%	9.75%
Equity	EQ/Emerging Markets Equity PLUS	1.27%	-0.55%	8.76%	NA

			Average Annual Total Returns (as of 12/31/2021)
TYPE	Portfolio Company - Investment Adviser; Sub Adviser(s), as applicable	Current Expenses	1 year	5 year	10 year
Equity	EQ/International Equity Index	0.79%	10.91%	8.03%	6.81%
Equity	EQ/Franklin Rising Dividends	0.87%	26.76%	NA	NA
Equity	EQ/AB Sustainable U.S. Thematic	1.00%	NA	NA	NA
Equity	EQ/American Century Mid Cap Value	1.00%	23.02%	NA	NA
Equity	EQ/ Janus Enterprise	1.04%	16.83%	18.93%	12.40%
Equity	EQ/AB Small Cap Growth	0.90%	12.90%	17.28%	14.90%
Specialty	1290 VT Real Estate	0.90%	25.80%	7.75%	NA
Specialty	Multimanager Technology	1.24%	20.81%	29.43%	22.07%
Specialty	EQ/MFS Technology	1.12%	13.76%	NA	NA
Specialty	EQ/MFS Utilities Series	1.05%	13.92%	NA	NA
Specialty	EQ/Wellington Energy	1.19%	35.48%	NA	NA
Specialty	EQ/Invesco Global Real Assets	1.18%	20.99%	NA	NA
Specialty	EQ/T. Rowe Price Health Sciences	1.20%	9.51%	NA	NA
Specialty	1290 VT Natural Resources	0.92%	30.04%	3.26%	NA
Fixed Income	1290 VT High Yield Bond	1.05%	3.95%	5.41%	NA
Fixed Income	EQ/Intermediate Government Bond	0.65%	-2.18%	1.47%	0.90%
Fixed Income	EQ/AB Short Duration Government Bond	0.77%	-0.42%	0.89%	NA
Fixed Income	EQ/PIMCO Ultra Short Bond	0.80%	-0.49%	1.21%	0.92%
Fixed Income	EQ/All Asset Growth Allocation	1.23%	10.92%	9.71%	8.15%
Fixed Income	EQ/PIMCO Total Return	0.75%	-1.44%	NA	NA
Fixed Income	EQ/PIMCO Global Real Return	0.92%	4.01%	4.72%	NA
Cash Equivalent	EQ/Money Market	0.70%	0.16%	0.71%	0.35%

Appendix: Rules Regarding Contributions To Your Contract

The following tables describes the contribution rules. For jointly-owned contracts, the maximum contribution ages specified in this appendix refer to the age of the older joint owner.

Contract Type	Non Qualified
	Generation Growth	Generation Growth ADV
Issue Ages	0-85	0-85
Minimum initial contribution amount	$5,000	$25,000
Minimum subsequent contribution amount (if permitted)	$100	$100
	$100 monthly under the automatic investment program
	$300 quarterly under the automatic investment program
Source of contributions	After-tax money paid to us by check or transfer of Contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.

We also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Contract Type	Traditional IRA
	Generation Growth	Generation Growth ADV
Issue Ages	0-85	0-85
Minimum initial contribution amount	$5,000	$25,000
Minimum subsequent contribution amount (if permitted)	$100	$100
	$100 monthly under the automatic investment program
	$300 quarterly under the automatic investment program
Source of contributions	After-tax money paid to us by check or transfer of Contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.

We also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Contract Type	Roth IRA
	Generation Growth	Generation Growth ADV
Issue Ages	0-85	0-85
Minimum initial contribution amount	$5,000	$25,000
Minimum subsequent contribution amount (if permitted)	$100
	$100 monthly under the automatic investment program
	$300 quarterly under the automatic investment program
Source of contributions	After-tax money paid to us by check or transfer of Contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.

We also reserve the right to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Universal VIA Generation Growth

Issued by

Universal Life Insurance Company

Metro Office Park, Street 1, Lot #10

Guaynabo, PR 00968

787-706-7095

This prospectus describes the important features of the contract and provides information about Universal Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about Universal VIA Generation Growth, the Company and Fortune VII Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call 787-706-7095. The SAI is also available at our website at www.universalpr.com.

We file periodic reports and other information about Universal VIA Generation Growth and Fortune VII Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Class/Contract Identifier:

Class/Contract Identifier C000233582	Universal VIA Generation Growth
Class/Contract Identifier C000233583	Universal VIA Generation Growth ADV

Universal Life Generation Growth Series is issued by and is a registered service mark of Universal Life Insurance Company (Universal). Distributed by Universal Financial Services, Inc.

Part B.

Universal VIA Generation Income A variable individual flexible premium deferred annuity contract Issued through: Fortune VII Separate Account Statement of Additional Information October 31, 2022	Universal Life Insurance Company PO Box 2145 San Juan PR 00922-2145 Or Metro Office Park Street 1, Lot 10 Guaynabo, Puerto Rico 00968

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the related Universal VIA Generation Growth series (“Universal VIA Growth”) Prospectus, dated October 31, 2022, which describes individual flexible purchase payment deferred variable annuity contracts issued through Universal Life Fortune VII Separate Account (“the Separate Account”). The series consists of Universal VIA Generation Growth and Universal VIA Generation Growth ADV contracts. That Prospectus provides detailed information concerning the contracts and the variable investment options that fund the contracts. Each variable investment option is a subaccount of the Separate Account. Definitions of special terms used in the SAI are found in the Prospectus.

A copy of the Prospectus may be obtained free of charge by writing to our processing office at Metro Office Park, Street 1 Lot 10, Guaynabo, Puerto Rico 00968, by calling 787-706-7095, or by contacting your financial professional. The Prospectus and this SAI can also be obtained from the SEC’s website at www.sec.gov.

Statement of Additional Information

i

The Company

Universal Life Insurance Company (“Universal Life,” the “Company,” “we,” “our,” and “us”) is a stock life insurance company organized originally in 1993 as Eastern America Life Insurance Company under the laws of the Commonwealth of Puerto Rico, with its home office at Metro Office Park Street 1, Lot 10, Guaynabo, PR 00968. Universal Life is a provider of several insurance products: individual, group life, group disability, credit life, annuities & IRAs. It is admitted to do business for life, disability and variable insurance by the Office of Commissioner of Insurance in the Commonwealth of Puerto Rico.

Universal Life is a member of the Universal Group of companies that operate in Puerto Rico and the United States. Universal Life is a wholly-owned subsidiary of Universal Insurance Company, Inc. (“Universal”).

The Company established Fortune VII Separate Account on September 27, 2021, under applicable provisions of the Puerto Rico Insurance Code. We are the legal owner of all of the assets in the Separate Account and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The Separate Account is registered under the Investment Company Act of 1940 as a unit investment trust and is divided into sub-accounts. Each sub-account invests in shares of an underlying mutual fund portfolio.

Unit Values

Unit values are determined at the end of each valuation period for each of the annuity investment options. We may offer other annuity contracts and certificates which will have their own unit values for the annuity investment options. They may be different from the unit values for Universal VIA Growth®.

The unit value for an annuity investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by (ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

(	a	)	c
b

(a)	is the value of the annuity investment option’s shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

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(b)	is the value of the annuity investment option’s shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)	is the daily separate account charge relating to the contracts, multiplied by the number of calendar days in the valuation period.

Custodian

State Street Corporation, 1 Lincoln Street, Boston, MA 02111 is the custodian for the shares of the Trusts owned by the Separate Account.

Independent Registered Public Accounting Firm

The statutory basis financial statements of Universal Life Insurance Company as of December 31, 2021, 2020 and 2019 and for each of the three years then ended are included in this SAI in reliance on the reports of Ernst & Young LLP, independent auditors. Ernst & Young LLP provides independent audit services to Universal Life Insurance Company as permitted by the applicable SEC independence rules. Ernst & Young LLPs’ address is Parque Las Américas I, 235 Federico Costa Street, Suite 410, San Juan, PR 00918.

Distribution of the Contracts

The contracts are distributed by Universal Financial Services, Inc. (“UFS” or “Distributor”). The Distributor serves as principal underwriter of Fortune VII Separate Account. The offering of the contracts is intended to be continuous.

UFS is an affiliate of the Company. The Distributor is under the common control of Universal Life Insurance Company. The Distributor’s principal business address is Metro Office Park, Street 1 Lot 10, Guaynabo, Puerto Rico 000968. The Distributor is registered with the SEC as an Investment Adviser and as a Broker Dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). UFS also acts as the distributor for other life and annuity products we issue.

Because the offering of the contracts is scheduled for 2022, as of the date of this SAI no commissions had yet been paid to the Distributor.

Financial Statements

The statutory basis financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts.

Because Fortune VII Separate Account has not yet commenced operations, no statutory basis financial statements for the separate account are included in this Statement of Additional Information.

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Statutory-Basis Financial Statements

Universal Life Insurance Company
Years Ended December 31, 2021 and 2020
With Report of Independent Auditors

Universal Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2021 and 2020

i

Ernst & Young LLP Parque Las Américas 1, Suite 410 235 Federico Costa Street San Juan, PR 00918	Tel: +1 787 759 8212 Fax: +1 787 753 0808 ey.com

Report of Independent Auditors

The Board of Directors

Universal Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Universal Life Insurance Company (“the Company”), which comprise the statements of admitted assets, liabilities, capital and surplus and other funds as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and other funds and cash flows for the years then ended, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

1

A member firm of Ernst & Young Global Limited

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of Puerto Rico, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the Commonwealth of Puerto Rico. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

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A member firm of Ernst & Young Global Limited

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

June 10, 2022

Stamp No. E486342 of the Puerto Rico

Society of Certified Public Accountants

was affixed to original of this report.

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A member firm of Ernst & Young Global Limited

Universal Life Insurance Company

Statutory-Basis Statements of Admitted Assets, Liabilities,

Capital and Surplus and Other Funds

	December 31
	2021	2020
Admitted Assets
Cash and invested assets:
Debt securities	$1,291,966,923	$1,029,519,712
Equity securities	328,971,643	327,079,787
Restricted investment	1,921,105	948,409
Cash and short-term investments	148,452,692	108,558,306
Receivable for securities	109,317	61,049
Other invested assets	92,950,549	57,149,315
Total cash and invested assets	1,864,372,229	1,523,316,578

Premiums due and unpaid	3,438,069	2,843,615
Accrued investment income	11,079,955	9,353,699
Reinsurance recoverable on paid losses and other	16,914,508	8,218,931
Receivable from parent, subsidiaries, and affiliates	30,952,227	43,724,703
Accounts receivable – other	43,493	34,040
Separate account assets	516,996,369	523,465,930
Current federal and foreign income tax	2,559	-
Electronic data processing equipment:
Net of accumulated depreciation of $115,298 and $115,298 as of December 31, 2021and 2020, respectively	1,563,919	1,804,620
Total	$2,445,363,328	$2,112,762,116

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Universal Life Insurance Company

Statutory-Basis Statements of Admitted Assets, Liabilities,

Capital and Surplus and Other Funds (continued)

	December 31
	2021	2020
Liabilities Capital and Surplus and Other Funds
Liabilities:
Policy liabilities:
Aggregate reserves for life, annuities, and accident and health policies and contracts	$580,012,289	$504,575,968
Unpaid policy and contract claims:
Life	4,279,238	3,970,697
Accident and health	1,259,208	1,565,596
Total policy liabilities	585,550,735	510,112,261
Reinsurance payable	8,551,829	2,705,061
Commissions due	1,959,177	1,313,091
Income tax payable	1,753,954	713,759
Accrued expenses and other liabilities – including expense allowances recognized in reserves of $(3,306,168) and $(4,184,075) as of December 31, 2021 and 2020, respectively	11,369,157	14,940,941
Payable to affiliates	5,368,770	5,860,749
Separate account liabilities	516,674,837	523,168,125
Funds held under reinsurance treaties	1,082,428,594	840,119,630
Borrowed money and interest	35,063,222	47,780,374
Payable for securities	8,746,281	12
Deferred tax liability	583,888	758,319
Asset valuation reserve	30,925,718	16,783,242
Total liabilities	2,288,976,162	1,964,255,564
Capital and surplus and other funds:
Common stock, $100 par value – authorized, 100,000 shares; issued and outstanding, 25,000 shares	2,500,000	2,500,000
Gross paid-in and contributed surplus	22,391,608	22,391,608
Unassigned funds – surplus	131,495,558	123,614,944
Total capital and surplus and other funds	156,387,166	148,506,552
Total	$2,445,363,328	$2,112,762,116

See accompanying notes.

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Universal Life Insurance Company

Statutory-Basis Statements of Operations

	Year Ended December 31
	2021	2020
Revenues:
Premiums earned:
Premiums written	$373,554,084	$283,443,714
Premiums assumed	476,374	587,930
Reinsurance ceded	(261,559,465)	(200,772,513)
Net premiums earned	112,470,993	83,259,131
Net investment income	63,935,449	53,767,566
Income from fees associated with investment management and administration of separate accounts	4,383,825	4,164,768
Commissions and expense allowance on reinsurance ceded	39,029,485	34,662,491
Other income	10,901,043	4,220,386
Total revenues	230,720,795	180,074,342

Losses and expenses:
Death, disability, and other benefits	50,311,843	57,830,662
Net increase in aggregate reserves for life, accident, and health policies and contracts	77,196,514	44,103,323
Commission expense	23,174,560	17,976,354
Other underwriting expenses	19,860,447	18,174,581
Aggregate write-ins for deductions	37,550,438	33,532,798
Total losses and expenses	208,093,802	171,617,718
Reserve adjustment on reinsurance ceded	(14,748,932)	(26,938,194)
Net transfers to separate accounts	23,752,152	43,832,862
Income before income taxes incurred and net realized capital gains (losses)	31,630,213	25,351,292
Income taxes incurred	3,098,713	760,526
Net realized capital gains (losses) – net of capital gains tax and capital gains (losses) transferred to IMR net of tax	1,672,636	(882,101)
Net income	$30,204,136	$23,708,665

See accompanying notes.

6

Universal Life Insurance Company

Statutory-Basis Statements of Changes in Capital and Surplus and Other Funds

Years ended December 31, 2021 and 2020

		Gross
		Paid-in and	Unassigned
	Common	Contributed	Funds –
	Stock	Surplus	Surplus	Total
Balance – January 1, 2020	$2,500,000	$22,391,608	$112,067,431	$136,959,039
Statutory net income	-	-	23,708,665	23,708,665
Changes in:
Unrealized capital gains, net of tax	-	-	2,336,899	2,336,899
Nonadmitted assets	-	-	323,882	323,882
Surplus of separate accounts	-	-	32,308	32,308
Asset valuation reserve	-	-	(5,720,352)	(5,720,352)
Dividend to stockholder	-	-	(6,000,000)	(6,000,000)
Aggregate write-ins for gains and losses insurplus	-	-	(3,133,889)	(3,133,889)
Balance – December 31, 2020	2,500,000	22,391,608	123,614,944	148,506,552

Statutory net income	-	-	30,204,136	30,204,136
Changes in:
Unrealized capital gains, net of tax	-	-	(697,722)	(697,722)
Nonadmitted assets	-	-	416,555	416,555
Surplus of separate accounts	-	-	23,727	23,727
Asset valuation reserve	-	-	(14,142,475)	(14,142,475)
Dividend to stockholder	-	-	(6,000,000)	(6,000,000)
Aggregate write-ins for losses in surplus	-	-	(1,923,607)	(1,923,607)
Balance – December 31, 2021	$2,500,000	$22,391,608	$131,495,558	$156,387,166

See accompanying notes.

7

Universal Life Insurance Company

Statutory-Basis Statements of Cash Flows

	Year Ended December 31
	2021	2020
Cash flows from operating activities:
Premiums collected – net of reinsurance	$110,391,994	$86,360,782
Investment income received	66,001,913	57,051,228
Miscellaneous income received	56,630,792	39,874,095
Death, disability, and other benefits paid	(77,248,584)	(103,971,392)
Net transfers from separate accounts	24,528,214	44,741,972
Federal and foreign income taxes paid	(2,812,456)	(1,966,411)
Commissions and other underwriting expenses paid	(79,231,274)	(70,381,233)
Net cash provided by operating activities	98,260,599	51,709,041

Cash flows from investing activities:
Proceeds from sales and redemptions of investments	335,498,967	162,808,661
Cost of investments acquired	(586,902,559)	(358,167,998)
Net cash used in investing activities	(251,403,592)	(195,359,337)

Cash flows from financing and miscellaneous sources:
Borrowed funds (paid) received	(12,717,152)	23,656,069
Net deposits on deposit-type contracts and other insurance liabilities	34,039	(611)
Dividends paid	(6,000,000)	(6,000,000)
Other cash provided	211,720,492	146,856,845
Net cash provided by financing and miscellaneous sources	193,037,379	164,512,303
Net change in cash and short-term investments	39,894,386	20,862,007

Cash and short-term investments – beginning of year	108,558,306	87,696,299
Cash and short-term investments – end of year	$148,452,692	$108,558,306

See accompanying notes.

8

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021

1. Organization and Summary of Significant Accounting Policies

Organization and Operations

Universal Life Insurance Company (Universal Life or the Company) was incorporated on April 16, 1993, under the name of Eastern America Life Insurance Company and changed its name to Universal Life in 1997. During 2012, Universal Group, Inc. (UGI) transferred 100% of the Company’s outstanding common stock to Universal Insurance Company (the Parent Company or Universal Insurance), which is a wholly owned subsidiary of UGI. This transfer was approved by the Commissioner of Insurance of the Commonwealth of Puerto Rico (the Commissioner) on June 27, 2012.

Universal Life is engaged in the life, annuity, and accident and health insurance business, generating the majority of its business from annuities and life policies. Universal Life operates under the provisions of the Puerto Rico Insurance Code (the PR Insurance Code) and is subject to the regulations issued by the Commissioner.

Basis of Accounting

The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Commissioner, which vary in certain respects from U.S. generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include National Association of Insurance Commissioners’ statutory accounting practices (NAIC SAP) that do not conflict with the PR Insurance Code and administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

Accounting practices and procedures prescribed or permitted by the Commissioner comprise a comprehensive basis of accounting other than GAAP. The more significant differences with GAAP are as follows:

a.	Under NAIC SAP, investments in debt securities are generally carried at amortized cost or at the lower of amortized cost or fair value depending on the NAIC rating, whereas under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

b.	Investments in preferred stock are generally carried at cost or at the lower of amortized cost or fair value depending on the NAIC rating, whereas under GAAP, preferred stocks are reported at fair value.

9

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

1. Organization and Summary of Significant Accounting Policies (continued)

Basis of Accounting (continued)

c.	Acquisition costs, such as commissions and other costs related to acquiring new business are expensed as incurred, while under GAAP, they are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

d.	Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by statutes, without consideration of withdrawals. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company’s estimates of mortality, interest, and withdrawals. The effect, if any, on reserves due to a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations.

e.	Asset valuation reserves (AVR) and interest maintenance reserves (IMR) are established in the statutory-basis financial statements.

f.	Assets are reported under statutory accounting principles at “admitted-asset” value and “nonadmitted” assets are excluded through a charge against surplus, while under GAAP, “nonadmitted assets” are reinstated to the balance sheet, at their net realizable value.

g.	Reinsurance recoverable on unpaid losses is reported as a reduction of policy benefits and other insurance reserves, while under GAAP, they are reported as an asset.

h.	The statement of cash flows is presented in accordance with guidelines established by the NAIC and the Commissioner, whereas GAAP emphasizes the changes in cash and cash equivalents and requires that cash flow activity be reported under the captions of operating, investing, and financing activities.

i.	Under NAIC SAP, deferred taxes are provided for differences between the statutory and tax bases of assets and liabilities with certain limitations as to the amount of deferred tax assets that may be reported as “admitted assets,” and changes in deferred taxes are recognized as a separate component in surplus, whereas under GAAP, a provision is made for differences between the financial reporting and tax bases of assets and liabilities, and changes in deferred taxes are generally recognized through current operations.

j.	Comprehensive income and its components are not presented in the statutory-basis financial statements.

10

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

1. Organization and Summary of Significant Accounting Policies (continued)

Basis of Accounting (continued)

k.	Under NAIC SAP Loans made by a reporting entity to its parent or principal owner shall be admitted if approval for the transaction has been obtained from the domiciliary commissioner and the loan or advance is determined to be collectible based on the parent or principal owner’s independent payment ability. However, as prescribed by the PR Insurance Code, it allows life insurers companies to recognize such transactions without the requirement of approval as long as they fall below a threshold consisting of 3% of the insurer’s admitted assets as of the 31st day of December next preceding, according to Chapter 44, Section 4406 a), (2), (A), (ii).

The Commissioner of Insurance requires that insurance companies domiciled in Puerto Rico prepare their statutory basis financial statements in accordance with SAP subject to any deviations prescribed or permitted by the Commissioner.

During December 2020, the Company issued a short-term note receivable to its ultimate parent company, Universal Group, Inc. of $9,260,000. This transaction was notified to the Insurance Commissioner and recorded as an admitted asset, as prescribed by the PR Insurance Code.

During December 2021, the Company issued a short-term note receivable to its ultimate parent company, Universal Group, Inc. of $4,200,000. This transaction was notified to the Insurance Commissioner and recorded as an admitted asset, as prescribed by the PR Insurance Code.

There is no difference between the Company’s net income as reported in the accompanying statutory basis financial statements and NAIC SAP.

In 2021 and 2020, the Company was in compliance with the Risk Based Capital (RBC) requirements and would have been in such compliance if it had not used the above prescribed practice.

Use of Estimates

The preparation of statutory-basis financial statements in conformity with accounting principles prescribed or permitted by the Commissioner requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

11

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Bonds other than loan-backed securities and structured securities are stated at amortized cost and any premium or discount is amortized to income using the effective interest method. Bonds in or near default (NAIC designation 6) are stated at the lower of amortized cost or fair value.

Loan-backed securities and structured securities are stated at amortized cost and any premium or discount is amortized to income using the interest method, including anticipated prepayments at the date of purchase. Loan-backed securities and structured securities in or near default (NAIC designation 6) are stated at the lower of amortized cost or fair value. Changes in prepayment speeds and estimated cash flows from the original purchase assumptions are evaluated quarterly. For high-credit quality loan-backed securities and structured securities (those rated AA or above at the date of acquisition), projected future cash flows are updated quarterly, and the amortized cost and effective yield of the security are adjusted to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to investment income in accordance with the retrospective method. The prospective-yield method is used for securities that are not of high-credit quality and for securities that have potential for loss of a portion of the original investments.

Common stocks are carried at fair value. The change in the fair value is recorded as a change in net unrealized capital gains (losses), a component of unassigned funds-surplus. Preferred stocks are carried at cost, at the lower of cost or amortized cost, or fair value, depending on the assigned credit rating and whether the preferred stock has mandatory sinking fund provisions. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost, which approximates fair value.

Investment income consists primarily of interest and dividends. Interest is recognized on the accrual basis and dividends are recorded as earned at the ex-dividend date. Accrual of income is suspended for bonds that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on the specific identification basis and are recorded in earnings.

12

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

1. Organization and Summary of Significant Accounting Policies (continued)

Investments (continued)

Declines in the fair value of invested assets below cost are evaluated for other-than-temporary impairment (OTTI) losses on a quarterly basis. Impairment losses for declines in fair value of debt and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized when appropriate in accordance with NAIC SAP and related guidance. For debt securities other than loan-backed securities and structured securities with unrealized losses due to market conditions or industry-related events where the Company has the positive intent and ability to hold the investment for a period of time sufficient to allow a market recovery or to maturity, declines in fair value below cost are assumed to be temporary.

When a bond (other than loan-backed securities and structured securities), preferred stock, or common stock is deemed to be other-than-temporarily impaired, the difference between the investments’ amortized cost and its fair value is recognized as a net realized capital loss and reported in net income (loss).

The new cost basis of an impaired security is not adjusted for subsequent increases in fair value. In periods subsequent to the recognition of an OTTI, the impaired bond is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into investment income in future periods based on the prospective changes in cash flow estimates to reflect adjustments to the effective yield.

An other-than-temporary loss on loan-backed and structured securities is recognized in net income when it is anticipated that the amortized cost will not be recovered. The entire difference between the loan-backed or structured security’s amortized cost and its fair value is recognized in net income only when the Company (a) has the intent to sell the security or (b) it does not have the intent and ability to hold the security to recovery. If neither of these two conditions exists, a realized loss would be recognized in net income for the difference between the amortized cost basis of the security and the net present value of projected future cash flows expected to be collected. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the loan-backed or structured security prior to impairment.

13

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

1. Organization and Summary of Significant Accounting Policies (continued)

Investments (continued)

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer, credit enhancements, and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed-income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

For the non-agency mortgage-backed securities (Non-Agency MBS) portfolio, the Company updates cash flow projections quarterly. The projections are done for each security based upon the evolution of prepayment, delinquency, and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults, and loss in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used for the forecasts. Both qualitative and quantitative factors are used in creating the Company’s Non-Agency MBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company’s ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimated losses and the Company may recognize additional other-than-temporary losses.

14

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

1. Organization and Summary of Significant Accounting Policies (continued)

Separate Accounts

The Company has established nonguaranteed separate accounts with varying investment objectives, which are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate account assets are invested in underlying mutual funds and are stated at fair value. The liability for nonguaranteed separate accounts represents contract holders’ interest in the separate account assets, including accumulated net investment income and realized and unrealized gain and losses on those assets.

Separate accounts are carried at fair value. Purchase payments or transfers allocated to subaccounts are accounted for in accumulation unit values (AUV). AUV are determined by calculating the net investment factor for the underlying mutual funds in the applicable subaccount for the current valuation period and multiplying that result with the AUV determined on the previous valuation period. Universal Life uses the net investment factor as a way to calculate the investment performance of subaccounts from valuation period to valuation period. Gains and losses realized and unrealized are recorded as net investment income in the separate accounts.

Net transfers to separate accounts consist of funds received from policyholders, less surrenders and/or withdrawals, and the change in the expense allowance. The reserve adjustments on reinsurance ceded consists of the reinsurance effect of the funds received from policyholders, less surrenders, and/or withdrawals.

Premiums and Related Commissions

Life premiums are recognized as income over the premium-paying period of the related policies. Health premiums are earned ratably over the terms of the related insurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs, such as sales commissions, are charged to operations as incurred.

15

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

1. Organization and Summary of Significant Accounting Policies (continued)

Aggregate Reserves for Life, Annuities, and Accident and Health Policies and Contracts

The Credit Life aggregate reserve is computed using the following valuation tables and interests:

Effective Year	Valuation Table and Interest
2012-2013	120% 2001 CSO 3.75% ALB
2014	120% 2001 CSO 4.00% ALB
2015-2016	120% 2001 CSO 3.75% ALB
2017-2018	120% 2001 CSO 3.50% ALB
2019	120% 2001 CSO 3.75% ALB
2020	120% 2001 CSO 3.25% ALB
2021	120% 2001 CSO 3.00% ALB

The reserve for credit disability is calculated using the mean of the “pro rata” and the rule of 78. Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums.

For Ordinary Life products the aggregate reserves are computed using the following valuation tables and interests:

Valuation Table and Interest
100% 1980 CSO 50% MALE (4.50% - 4.75%) ALB CRVM
2001 CSO (3.50% - 4.00%) ALB Gender distinct CRVM
100% 2001 CSO (3.50% - 4.50%) ANB CRVM

Annuity reserves are based on statutory mortality, morbility and interest requirements, without consideration of future withdrawals. Virtually all annuity reserves are calculated on the modified-reserve basis, which partially offsets the effect of immediately charging policy acquisition costs for commission expense. Annuity reserves are computed using assumed interest and valuation methods that will provide, in aggregate, reserves that are greater than the minimum valuation required by law and the guaranteed policy cash values.

16

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

1. Organization and Summary of Significant Accounting Policies (continued)

Aggregate Reserves for Life, Annuities, and Accident and Health Policies and Contracts (continued)

Reserves for fixed deferred annuities are based on the A2000 mortality table gender distinct and Commissioners’ Annuity Reserve Valuation Method (“CARVM”) with assumed interest rates ranging from 3.25% to 5.0%.

Reserves for equity indexed annuities are based on A1994 mortality table gender distinct and Commissioners Annuity Reserve Valuation Method (“CARVM”) with assumed interest rates ranging from 3.25% to 5.00%.

Reinsurance

Universal Life seeks to reduce the loss that may arise from catastrophic or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with reinsurers. Amounts recoverable from reinsurance are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company is not relieved of its primary obligation to the policyholder in a reinsurance transaction.

Unpaid Policy and Contract Claims

The liabilities for unpaid policy and contract claims are based on case-basis estimates for reported claims, and on estimates, based on experience, for incurred but not reported claims and claim expenses. Such liabilities are necessarily based on estimates and, while management believes that the amount is adequate, the ultimate liability may be in excess of or less than the amounts provided. Such estimates are periodically reevaluated and any adjustments, as subsequently determined, are reflected in the current period’s operations.

17

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

1. Organization and Summary of Significant Accounting Policies (continued)

AVR and IMR

Universal Life established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on Universal Life’s holding of mortgages, investments in real estate, bonds, stocks, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added, or charged to the AVR. The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments, which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the original investment.

Electronic Data Processing Equipment

Electronic data processing equipment is carried at cost, less accumulated depreciation using the straight-line method over the estimated useful lives of the assets, which have been established at three years. Depreciation and amortization expense related to electronic data processing equipment amounted to $0 and $568 for the years ended December 31, 2021 and 2020, respectively.

Guaranty Fund Assessments

Pursuant to the PR Insurance Code, Universal Life is a member of the Puerto Rico Insurance Guaranty Association for Life, Disability, and Health Insurance. As a member, Universal Life is required to provide funds for the settlement of claims and reimbursement of unearned premiums of insurance policies issued by insolvent insurance companies. Universal Life accrues guaranty fund assessments when it is probable that an assessment liability has been incurred and the amount of loss can be reasonably estimated. During 2021 and 2020, no assessments or accrual for possible future assessments were made.

18

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

1. Organization and Summary of Significant Accounting Policies (continued)

Fair Values of Financial Instruments

The following methods and assumptions were used by Universal Life in estimating the fair values of financial instruments:

Debt and Equity Securities – The fair values for debt and equity securities are obtained using the NAIC Purposes and Procedures Securities Valuation Office Manual, and the designation assigned in the NAIC Valuation of Securities product prepared by the NAIC Securities Valuation Office (SVO). For debt and equity securities not actively traded and/or not valued by the NAIC SVO, fair values are based upon quoted prices, if available. If quoted prices are not available, fair values are measured using independent pricing models or other model-based valuation techniques, such as discounted cash flow methodologies; adjusted for the security’s credit rating; prepayment assumptions; and other factors, such as credit loss assumptions.

Restricted Investment and Cash and Short-Term Investments – The carrying amounts for these instruments approximate their fair values given their short-term maturity.

Securities Sold under Agreements to Repurchase – The carrying amounts of these instruments approximate their fair values due to their short-term nature and type of collateral structure provided as part of the agreement.

19

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

2. Investment Securities

The amortized cost, gross unrealized gains, gross unrealized losses, and fair value cost of investment securities as of December 31, 2021 and 2020 are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2021	Cost	Gains	Losses	Value
Debt securities – bonds and notes:
U.S. government and its agencies and authorities	$57,702,625	$1,285,966	$317,069	$58,671,522
States, municipalities, and political subdivisions	323,781,247	24,734,159	1,136,027	347,379,379
Industrial and miscellaneous	392,806,485	24,485,841	2,077,892	415,214,434
Mortgage-backed and asset-backed securities	517,831,165	7,612,022	5,916,637	519,526,550
Total debt securities	1,292,121,522	58,117,988	9,447,625	1,340,791,885
Equity securities:
Common stocks	6,522,962	2,649,566	340,560	8,831,968
Mutual funds	6,536,282	7,128	212,973	6,330,437
Preferred stocks	300,478,801	14,011,370	680,328	313,809,843
Total equity securities	313,538,045	16,668,064	1,233,861	328,972,248
Total	$1,605,659,567	$74,786,052	$10,681,486	$1,669,764,133

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2020	Cost	Gains	Losses	Value
Debt securities – bonds and notes:
U.S. government and its agencies and authorities	$50,701,651	$2,867,145	$1,283	$53,567,513
States, municipalities, and political subdivisions	313,154,852	30,375,627	581,231	342,949,248
Industrial and miscellaneous	347,180,992	36,187,247	1,171,922	382,196,317
Mortgage-backed and asset-backed securities	318,600,981	9,472,034	5,145,419	322,927,596
Total debt securities	1,029,638,476	78,902,053	6,899,855	1,101,640,674
Equity securities:
Common stocks	6,147,856	2,716,169	60,518	8,803,507
Mutual funds	23,160,119	2,347,066	581,402	24,925,783
Preferred stocks	293,350,496	17,699,487	25,594	311,024,389
Total equity securities	322,658,471	22,762,722	667,514	344,753,679
Total	$1,352,296,947	$101,664,775	$7,567,369	$1,446,394,353

20

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

2. Investment Securities (continued)

The Company’s investments’ fair value and gross unrealized losses aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, as of December 31, 2021 and 2020, are as follows:

	2021
	Less than 12 Months		12 Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Description of Securities	Value	Losses	Value	Losses	Value	Losses
Debt securities - bonds and notes:
U.S. government and its agencies and authorities	$26,034,783	$317,069	$-	$-	$26,034,783	$317,069
States, municipalities, and political subdivisions	51,591,251	625,308	14,762,557	510,719	66,353,808	1,136,027
Industrial and miscellaneous	43,290,634	1,347,141	23,387,838	730,751	66,678,472	2,077,892
Mortgage-backed and asset-backed securities	284,053,855	4,450,284	34,369,043	1,466,353	318,422,898	5,916,637
Total debt securities	404,970,523	6,739,802	72,519,438	2,707,823	477,489,961	9,447,625
Equity securities – mutual funds	809,213	11,557	229,200	201,416	1,038,413	212,973
Equity securities – common stocks	1,449,979	266,055	3,048,573	74,505	4,498,552	340,560
Equity securities – preferred stocks	46,006,337	586,128	6,107,080	94,200	52,113,417	680,328
Total	$453,236,052	$7,603,542	$81,904,291	$3,077,944	$535,140,343	$10,681,486

	2020
	Less than 12 Months		12 Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Description of Securities	Value	Losses	Value	Losses	Value	Losses
Debt securities - bonds and notes:
U.S. government and its agencies and authorities	$1,498,718	$1,283	$-	$-	$1,498,718	$1,283
States, municipalities, and political subdivisions	20,933,466	358,702	2,844,220	222,529	23,777,686	581,231
Industrial and miscellaneous	25,125,400	772,598	3,683,376	399,324	28,808,776	1,171,922
Mortgage-backed and asset-backed securities	85,355,814	3,522,205	33,016,934	1,623,214	118,372,748	5,145,419
Total debt securities	132,913,398	4,654,788	39,544,530	2,245,067	172,457,928	6,899,855
Equity securities – mutual funds	-	-	6,418,586	581,402	6,418,586	581,402
Equity securities – common stocks	743,409	60,518	-	-	743,409	60,518
Equity securities – preferred stocks	5,995,200	4,800	180,486	20,794	6,175,686	25,594
Total	$139,652,007	$4,720,106	$46,143,602	$2,847,263	$185,795,609	$7,567,369

21

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

2. Investment Securities (continued)

The number of individual securities that have been in a continuous loss position, by investment category and by length of time, as of December 31, 2021 and 2020, are as follows:

	2021			2020
	Less than	12 Months		Less than	12 Months
Description of Securities	12 Months	or Greater	Total	12 Months	or Greater	Total
Debt securities – bonds and notes:
U.S. government and its agencies and authorities	14	-	14	1	-	1
States, municipalities, and political subdivisions	36	12	48	17	4	21
Industrial and miscellaneous	27	16	43	21	4	25
Mortgage-backed and asset-backed securities	104	34	138	89	24	113
Total debt securities	181	62	243	128	32	160
Equity securities – mutual funds	3	1	4	-	11	11
Equity securities – common stocks	9	6	15	2	-	2
Equity securities – preferred stocks	20	2	22	1	1	2
Total	213	71	284	131	44	175

In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not recognize an impairment since it has the ability and intent to hold these investments until recovery.

The Company has no OTTI losses recorded on equity securities or debt securities during 2021 and 2020.

The table below presents a roll forward of the cumulative credit loss component of the OTTI loss recognized in earnings on debt securities still held by the Company at December 31, 2021 and 2020:

	2021	2020
Balance – beginning of year	$-	$-
Additional impairment – OTTI recognized on securities previously impaired	-	-
Reduction – due to sales (or maturities, pay downs, or prepayments) during the period of securities previously OTTI	-	-
Balance – end of year	$-	$-

22

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

2. Investment Securities (continued)

The amortized cost and fair value of investment securities with fixed maturities at December 31, 2021, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
Investments Maturing Within	Cost	Value
One year	$12,696,335	$12,868,235
After one to five years	170,113,750	177,143,419
After five to ten years	148,242,984	154,857,077
Ten years and over	717,319,420	749,197,654
No maturity	3,551,766	3,392,099
Mortgage-backed securities	240,197,267	243,333,401
Total	$1,292,121,522	$1,340,791,885

Net investment income for the years ended December 31, 2021 and 2020 is summarized as follows:

	2021	2020
Debt securities	$42,134,303	$36,535,967
Equity securities	16,828,337	15,125,602
Other invested assets	4,522,076	1,569,728
Interest-bearing deposits	5,304	11,798
IMR amortization	145,372	(98,661)
Other	172,941	615,632
Investment income recognized as a result of prepayment penalties	127,116	7,500
Total	$63,935,449	$53,767,566

23

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

2. Investment Securities (continued)

Proceeds from the sale of investments and the net realized capital gains/(losses) – net of capital gains tax and transfers to IMR for the years ended December 31, 2021 and 2020 were as follows:

	2021	2020
Proceeds from sales	$229,777,258	$88,938,079

Gross realized capital gains	5,795,185	7,696,314
Gross realized capital losses	(1,486,879)	(5,630,401)
OTTI	(358,474)	(1,453,047)
AVR gains ceded to reinsurer	(8,223)	-
Transfer to IMR	(1,761,196)	(1,359,372)
Net realized capital gains (losses)	2,180,413	(746,506)
Less capital gains tax:
Provision for capital gains income taxes	860,176	407,469
Capital gains tax transferred to IMR	(352,399)	(271,874)
Capital gains tax – net	507,777	135,595
Net realized capital gains (losses) – net of capital gains tax	$1,672,636	$(882,101)

As of December 31, 2021 and 2020, the Company had deposited investments with the Commissioner of Insurance of Puerto Rico (OCS, in its Spanish acronym) as follows:

Description of Securities	2021	2020
Debt securities:
Short-term investments – certificates of deposit	$1,594,460	$1,594,460
Total	$1,594,460	$1,594,460

These securities continue to be owned by the Company, but their use is restricted based on the provisions of the PR Insurance Code.

24

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

3. Other Invested Assets

During 2013, the Company acquired from the Parent Company a note receivable from a third party for its book value of $4,971,600. Note receivable represents an interest-earning advance made to an unrelated borrower at terms negotiated between the parties. The note receivable matures in 2033, bears interest at a rate of 5.30%, and is collateralized by real estate and lease agreements. The note receivable is presented in the accompanying balance sheet at its outstanding principal balance as part of other invested assets. Interest income on note receivable is recorded using the interest method. The note receivable is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $5,038,206.

The credit quality for the note receivable is evaluated on an individual loan basis. As there is only one note receivable, management has the ability to oversee the credit quality of this loan on a monthly basis. The note receivable is classified as impaired whenever there is a delay on payment of more than 90 days. The Company periodically assesses the financial condition and future prospects of the borrower, as well as the borrowers’ payment history to determine whether an allowance for credit losses is necessary. As of December 31, 2021 and 2020, there is no allowance for credit losses as the amount of estimated probable losses was not significant.

During 2018, the Company acquired private placement-limited partnerships from a third party for its book value of $10,000,000. The limited partnerships are presented in the accompanying statutory-basis balance sheet as part of other invested assets. The limited partnership interest is presented in the accompanying statutory-basis balance sheet as part of other invested assets with a book adjusting carrying value of $12,402,936.

During 2019, the Company acquired a surplus note from a third party for its book value of $13,872,876. The surplus note is presented in the accompanying statutory-basis balance sheet as part of other invested assets with a book adjusting carrying value of $13,835,758.

During 2019, the Company acquired a partnership interest from a third party for its book value of $20,000,000. The membership interest is presented in the accompanying statutory-basis balance sheet as part of other invested assets. The partnership interest is presented in the accompanying statutory-basis balance sheet as part of other invested assets with a book adjusting carrying value of $26,105,022.

During 2019, the Company acquired a partnership interest from a third party for its book value of $8,474,352 and made additional contributions of $7,496,685. The membership interest is presented in the accompanying statutory-basis balance sheet as part of other invested assets with a book adjusting carrying value of $33,326,246.

During 2021, the Company acquired a surplus note from a third party for its book value of $1,173,750. The surplus note is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $1,169,780.

During 2021, the Company acquired a surplus note from a third party for its book value of $1,073,750. The surplus note is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $1,072,602.

During 2021, the Company recorded $358,474 OTTI losses on alternative investments.

25

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

4. Securities Sold Under Agreements to Repurchase

Securities sold under agreements to repurchase (repurchase agreements) amounted to $30,439.195 and $30,035,000 as of December 31, 2021 and 2020 respectively. The borrowings bear interest at a range from 1.90% to 2.80% and generally matured within 30 days to 90 days from the transaction date.

Additional information related to repurchase agreements as of December 31, 2021 and 2020, were as follows:

	2021	2020
Maximum aggregate balance of repurchase agreements outstanding during the year	$47,032,045	$34,435,000
Repurchase agreement balance at year end	30,439,195	30,035,000
Securities underlying repurchase agreements:
U.S. Government and its agencies and authorities carrying value of underlying collateral	32,246,498	31,131,887
Fair value of underlying collateral	32,630,657	32,220,879

Accrued interest as of December 31, 2021 and 2020 amounted to $5,577 and $5,315 respectively.

Universal may be required to provide additional collateral based on the fair value of the underlying securities.

26

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

5. Related-Party Transactions

The Company is a member of a group of affiliated companies. The Company has significant transactions with members of the affiliated group at terms arranged by management of the affiliated group, and accordingly, the statutory-basis financial statements may not necessarily be indicative of the condition that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

In the normal course of business, related entities provide management and other services to Universal Life. Universal Life also reimburses related entities for expenses incurred on its behalf.

The Company entered into an agreement on March 1, 2007, with Universal Financial Services, Inc. (UFS), to provide investment advisory services. Investment advisory services provided by UFS during the years ended December 31, 2021 and 2020, amounted to $526,513 and $499,641, respectively. The Company also entered into an agreement on March 1, 2007, with UFS to sell variable annuity products. Commission expense charged by UFS during the years ended December 31, 2021 and 2020, amounted to $23,278 and $32,650, respectively.

The Company provides administrative services to UFS pursuant to an administrative services agreement. During 2021 and 2020, the Company charged fees to UFS for these services in the amount of $210,000 and $210,000, respectively.

The Company leases office space from Universal Insurance Company. During the years ended December 31, 2021 and 2020, rent expense amounted to $118,430 and $118,430, respectively.

During April 2021, the Company issued a short-term notes receivable to its ultimate parent company, Universal Group, Inc. of $8.4 million. These transactions did not exceed the threshold established in Chapter 44, Section 4406 a), (2), (A), (ii) of the PR Insurance Code. As part of the Rule 83 disclosures, it was duly notified to the Insurance Commissioner and recorded as an admitted asset. The note was partially repaid during 2021. The note bear an interest rate of .85% and servicing fees of 0.125%. As of December 31, 2021, the loan amounted to $1.8 million and is presented as part of intercompany receivable within the accompanying statutory basis statement of admitted assets, liabilities, and capital and surplus.

During December 2021, the Company issued a short-term notes receivable to Universal Finance, Inc. of $4.4 million. The note matures in June 2022. The note bears an interest rate of .85% and servicing fees of 0.125%. As of December 31, 2021 and 2020, the loan amounted to $4.4 million and is presented as part of intercompany receivable within the accompanying statutory basis statement of admitted assets, liabilities, and capital and surplus.

27

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

5. Related-Party Transactions (continued)

During December 2020, the Company issued a short-term notes receivable to its ultimate parent company, Universal Group, Inc. of $9.3 million. These transactions did not exceed the threshold established in Chapter 44, Section 4406 a), (2), (A), (ii) of the PR Insurance Code. As part of the Rule 83 disclosures, it was duly notified to the Insurance Commissioner and recorded as an admitted asset. The note was fully repaid in March 2021. The note bear an interest rate of .85% and servicing fees of 0.125%. As of December 31, 2020, the loan amounted to $9.3 million and is presented as part of intercompany receivable within the accompanying statutory basis statement of admitted assets, liabilities, and capital and surplus.

The amounts due to related entities as of December 31, 2021 and 2020 were as follows:

	2021	2020
Due from:
Universal Finance	$10,113,848	$25,412,123
Universal Insurance Company
Universal Financial Services
Universal Insurance Group	20,838,379	18,312,580
Total	$30,952,227	$43,724,703

Due to:
Universal Insurance Company	$5,344,481	$5,832,763
Eastern Insurance Agency	-	2,651
Universal Financial Services	24,289	25,335
Total	$5,368,770	$5,860,749

6. Reinsurance

Universal Life ceded insurance to reinsurers during the year under various agreements, which cover mostly annuities, life, and accident and health insurance risks. These reinsurance arrangements provide greater diversification of business and minimize the Company’s exposure arising from large or volume-related risks, although they do not discharge the primary liability of Universal Life as direct insurer of the risks reinsured. Universal Life evaluates the financial strength of reinsurers and continually monitors the financial condition of reinsurers. At December 31, 2021 and 2020, reinsurance recoverable on paid losses associated with the largest single reinsurer amounted to approximately $163,000 and $367,700, respectively. The Company does not carry reinsurance for its credit life business.

28

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

6. Reinsurance (continued)

Effective January 1, 2006, the Company entered into an agreement to reinsure individual term-life coverage. The form of reinsurance is on an excess of loss basis with retention of the first $50,000 and ceded up to $500,000.

Effective March 1, 2007, the Company entered into an agreement to reinsure 60% of the variable deferred annuities. The form of reinsurance is on a modified coinsurance basis.

Effective March 1, 2008, the Company entered into an agreement to reinsure group life and group accidental death and dismemberment coverage. The form of reinsurance is on an excess of loss basis with retention of first $25,000 and ceded up to $500,000 on an automatic basis. Effective May 1, 2020 the Company amended the reinsurance agreement in increase retention amount to $50,000 and ceded up to 950,000 on an automatic basis.

Effective April 13, 2009, the Company entered into an agreement to reinsure individual simplified issue term-life coverage. The form of reinsurance is on an excess of loss basis with retention of the first $50,000 and ceded up to $250,000 on an automatic basis and a minimum ceded amount of $5,000.

Effective August 1, 2013, the Company entered into a catastrophe coverage reinsurance agreement. The form of reinsurance is on an excess of loss basis with retention of the first $200,000 per each loss occurrence and ceded up to a maximum of $100,000 per covered life and $2,500,000 per catastrophe.

Effective January 1, 2015, the Company entered into an agreement to reinsure new business of individual term-life coverage. The form of reinsurance is on a coinsurance basis with retention of the first $50,000 and ceded up to $500,000. Effective January 1, 2016 the Company amended the reinsurance agreement in increase retention amount to $100,000.

Effective January 1, 2015, the Company entered into an agreement to reinsure new business of individual simplified issue term-life coverage. The form of reinsurance is on a coinsurance basis with retention of the first $50,000 and ceded up to $250,000 on an automatic basis and a minimum ceded amount of $5,000. Effective January 1, 2016 the Company amended the reinsurance agreement in increase retention amount to $100,000.

29

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

6. Reinsurance (continued)

Effective April 1, 2017, the Company entered into a coinsurance agreement to reinsure fixed income deferred annuities. The form of reinsurance is quota share basis with retention of 25% of all policies in-force and new business since the effective date of the reinsurance contract. As part of this agreement, the Company transferred approximately $491 million of assets related to the preexisting in-force block of business to a Reserve Credit Trust and an additional $37 million of funds related to new business. The cash surrender value of the in-force block reinsured at April 1, 2017 amounted to $491,982,971. The coinsurance agreement contained a one-time fee payable by the reinsurer to the Company which was initially recorded as direct write-in to surplus and amortized to operations as earnings emerged from the business reinsured. At December 31, 2021 and 2020, direct write-in in surplus amounted to $0 and $1,923,605.

The reinsurance company that is party to this coinsurance agreement is an unauthorized reinsurer in compliance with Rule 98 of the Insurance Code of Puerto Rico, whereby the reinsurer will be required to maintain, as collateral, qualified investments in compliance with the investments guidance as set forth in the reinsurance contract. In accordance to these requirements, the parties entered into a Reinsurance Trust and Custodian Agreements for the benefit of the Company. At December 31, 2021 and 2020 the assets held in the trusts and/or the amounts contractually owed to the reinsurer exceeded statutory reserve requirements, which allowed the company to receive reinsurance credit. The reinsurance contract provides for a five (5%) requirement of assets in excess statutory reserves to protect the Company from unforeseen declines in value of the assets held in the trusts.

Effective May 31, 2019 the Company stopped ceding new business under this reinsurance agreement. Total reserves ceded by the Company under this reinsurance agreement as of December 31, 2021 amounted to $563,151,236. Refer to Note 19 for further details.

Effective October 1, 2018, the Company entered into an agreement to reinsure 75% of the principal and 100% of the interest payment portion of the equity-indexed deferred annuities. The form of reinsurance is a coinsurance agreement with a funds withheld structure. As part of this agreement, the Company transferred approximately $453 million of assets related to the preexisting in-force block of business to a Reserve Credit Trust. The cash surrender value of the in-force block reinsured at October 1, 2018 amounted to $453,323,304. The coinsurance agreement contained a one-time fee payable by the reinsurer to the Company which was initially recorded as direct write-in to surplus and amortized to operations as earnings emerged from the business reinsured. At December 31, 2019, the one-time fee was fully amortized.

30

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

6. Reinsurance (continued)

The reinsurance company that is party to this coinsurance agreement is an unauthorized reinsurer in compliance with Rule 98 of the Insurance Code of Puerto Rico, whereby the reinsurer will be required to maintain, as collateral, qualified investments in compliance with the investments guidance as set forth in the reinsurance contract. In accordance to these requirements, the parties entered into a Reinsurance Trust and Custodian Agreements for the benefit of the Company. At December 31, 2021 and 2020 the assets held in the trusts and/or the amounts contractually owed to the reinsurer exceeded statutory reserve requirements, which allowed the company to receive reinsurance credit. The reinsurance contract provides for a five (5%) requirement of assets in excess statutory reserves to protect the Company from unforeseen declines in value of the assets held in the trusts.

Effective September 1, 2019, the Company entered into an agreement to reinsure long-term disability and short-term disability coverage. The form of reinsurance is on a quota-share basis with retention of 25% of the contractual liability and 75% ceded.

Effective January 1, 2020, the Company entered into a coinsurance agreement to reinsure fixed income deferred annuities. The form of reinsurance is quota share basis with retention of 25% of all new business since the effective date of the reinsurance contract.

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverable are appropriately established.

31

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

6. Reinsurance (continued)

Information with respect to reinsurance ceded by the Company is set forth below:

	2021	2020
Statutory-basis statements of admitted assets, liabilities, and capital and surplus:
Reinsurance recoverable on paid losses and other	$16,914,508	$8,218,931
Aggregate reserves ceded	1,827,560,191	1,555,502,764
Unpaid policy and contract claims ceded	2,740,831	3,936,947
Reinsurance payable	8,551,829	2,705,061
Funds withheld from reinsurer	1,082,428,594	840,119,630
Statutory-basis statements of income:
Premiums ceded	261,559,465	200,772,513
Death, disability, and other benefits ceded	2,329,328	3,169,025
Commissions and expense allowances on reinsurance ceded	39,029,485	34,662,491
Change in expense allowance ceded	(1,439,241)	(1,618,676)
Reserve adjustment on reinsurance ceded	(14,748,932)	(26,938,194)
Aggregate write ins for deductions	37,550,438	33,532,798

Effective January 1, 2018, the Company entered into a reinsurance agreement to assume business of group life coverage. The form of reinsurance is on a coinsurance basis with 50% quota share to a maximum of $30,000 retention by the cedant company.

7. Policy Liabilities

Aggregate reserves for life, annuities, and accident and health policies and contracts and related insurance in force as of December 31, 2021 and 2020 are summarized as follows:

	Aggregate Reserves		Life Insurance In-force
	2021	2020	2021	2020
Life insurance	$14,837,848	$13,438,019	$3,922,488,654	$3,811,217,592
Annuities subject to discretionary withdrawal	557,829,329	483,432,345
Annuities not subject to discretionary withdrawal	5,653,599	5,864,702
Accident and health policies	1,691,513	1,840,902
Total	$580,012,289	$504,575,968

32

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

7. Policy Liabilities (continued)

The Company’s annuity reserves as of December 31, 2021 and 2020 are summarized as follows:

	2020	2021		2020
	Gross	Ceded	Net	Gross	Ceded	Net
Type of annuity:
Fixed annuities	$884,403,488	$660,193,142	$224,210,346	$879,386,798	$659,540,097	$219,846,701
Equity-indexed annuities	1,454,968,880	1,121,349,897	333,618,983	1,125,563,203	861,977,559	263,585,644
Immediate group annuities	22,614,397	16,960,798	5,653,599	23,458,809	17,594,107	5,864,702
Guarantees on variable annuities	11,127	11,127	-	2,092	2,092	-
Total aggregate reserve for annuities	2,361,997,892	1,798,514,964	563,482,928	2,028,410,902	1,539,113,855	489,297,047

Variable annuities actuarial reserve	507,008,139	304,204,883	202,803,256	511,413,106	306,847,864	204,565,242
Total	$2,869,006,031	$2,102,719,847	$766,286,184	$2,539,824,008	$1,845,961,719	$693,862,289

The Company’s annuity reserves that are subject to discretionary withdrawal (with or without adjustment) as of December 31, 2021 and 2020 are summarized as follows:

	2021
		Separate
	General	Account
	Account	Nonguaranteed	Total
Subject to discretionary withdrawal:
At book value less current surrender charge	$1,488,415,845	$-	$1,488,415,845
At fair value	11,127	507,008,139	507,019,266
Subtotal	1,488,426,972	507,008,139	1,995,435,111
At book value without adjustment	873,950,574	-	873,950,574
Not subject to discretionary withdrawal	22,614,397	-	22,614,397
Total gross	2,384,991,943	507,008,139	2,892,000,082
Less reinsurance ceded	(1,821,509,015)	(304,204,883)	(2,125,713,898)
Total net annuity reserves	$563,482,928	$202,803,256	$766,286,184

Reconciliation to Exhibit 5 and Exhibit 7 of the Company’s annual statement:
Exhibit 5 Annuities – total, net			$562,785,849
Exhibit 7 Deposit-Type contracts – total, net			697,079
General account subtotal			563,482,928

Separate accounts annual statement:
Exhibit 3, Line 0299999, Column 2			507,008,139
Reserve ceded			(304,204,883)
Separate account subtotal			202,803,256
Total			$766,286,184

33

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

7. Policy Liabilities (continued)

		2020
		Separate
	General	Account
	Account	Nonguaranteed	Total
Subject to discretionary withdrawal:
At book value less current surrender charge	$1,261,760,768	$-	$1,261,760,768
At fair value	2,092	511,413,106	511,415,198
Subtotal	1,261,762,860	511,413,106	1,773,175,966
At book value without adjustment	743,189,251	-	743,189,251
Not subject to discretionary withdrawal	23,458,809	-	23,458,809
Total gross	2,028,410,920	511,413,106	2,539,824,026
Less reinsurance ceded	(1,539,113,873)	(306,847,864)	(1,845,961,737)
Total net annuity reserves	$489,297,047	$204,565,242	$693,862,289

Reconciliation to Exhibit 5 and Exhibit 7 of the Company’s annual statement:
Exhibit 5 Annuities – total, net			$488,634,007
Exhibit 7 Deposit-Type contracts – total, net			663,040
General account subtotal			489,297,047

Separate accounts annual statement:
Exhibit 3, Line 0299999, Column 2			511,413,106
Reserve ceded			(306,847,864)
Separate account subtotal			204,565,242
Total			$693,862,289

Unpaid policy and contract claims as of December 31, 2021 and 2020 consisted of:

	2021	2020
Life policies	$4,279,238	$3,970,697
Accident and health policies	1,259,208	1,565,596
Total	$5,538,446	$5,536,293

34

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

7. Policy Liabilities (continued)

The activity in the policy and contract claims reserve for the accident and health business as of December 31, 2021 and 2020 is as follows:

	2021	2020
Balance – at beginning of year – net of reinsurance recoverables of $1,401,279 in 2021 and $434,831 in 2020	$1,565,596	$1,193,010
Incurred related to:
Current year	2,353,285	2,314,961
Prior years	(450,614)	(34,115)
Total incurred	1,902,671	2,280,846
Paid related to:
Current year	1,265,628	967,662
Prior years	943,431	940,598
Total paid	2,209,059	1,908,260
Balance – at end of year – net of reinsurance recoverable of $973,666 in 2021 and $1,407,279 in 2020	$1,259,208	$1,565,596

Because the liabilities for unpaid policy and contract claims include various actuarially developed estimates, the Company’s actual benefits expenses may be more or less than the Company’s previously developed estimates. As a result of change in estimates of insured events in prior years, the incurred benefits for prior year insured events during the year ended 2021 and 2020 were lower due to a favorable development of claims that is attributed to the accident and health line of business. Management believes that the amount of unpaid policy and contract claims is reasonable and adequate to cover the Company’s liability for unpaid policy and contract claims incurred, but not yet reported as of December 31, 2021 and 2020.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021 were as follows:

Type	Gross	Net of Loading
Ordinary new business	$894	$894
Ordinary renewal	24,508	24,508
Credit life	283,755	283,755
Group life	1,176,925	1,176,925
Total	$1,486,082	$1,486,082

35

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

8. Taxes

As a qualified domestic life insurance company, the Company is only subject to Puerto Rico taxes on capital gains and alternative minimum tax. The main difference between income tax expense calculated at the statutory tax rate of 18.5% and the actual effective tax rate for 2020 is due to the Company’s taxable income from Puerto Rico being limited to the Company’s capital gains taxed at the rate of 20%.

Provision for income taxes as of December 31, 2021 and 2020 consisted of:

	2021	2020
Alternative mimimum tax	$2,942,379	$737,811
Provision for realized capital gains	861,821	407,469
Provision for realized capital gains transferred to IMR	(354,044)	(271,874)
Foreign income tax	156,334	22,715
Total	$3,606,490	$896,121

The components of the net deferred income tax asset recognized in the Company’s assets, liabilities, capital and surplus and other funds as of December 31, 2021 and 2020 are as follows:

	2021	2020	Change
Capital:
Gross deferred income tax assets	$101,577	$1,173,409	$(1,071,832)
Statutory valuation allowance adjustments	-	(1,071,832)	1,071,832
Adjusted gross deferred income tax assets	101,577	101,577	-
Deferred income tax assets nonadmitted	-	-	-
Subtotal net admitted deferred income tax assets	101,577	101,577	-
Deferred income tax liabilities	(685,465)	(859,896)	174,431
Net admitted deferred income tax assets (liabilities)	$(583,888)	$(758,319)	$174,431

36

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

8. Taxes (continued)

Admission calculation components – SSAP No. 101, paragraph 11:

				2021	2020	Change
a.	Federal income taxes paid in prior years recoverable through loss carrybacks			$-	$-	$-
b.	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred income tax assets from a. above) after application of the threshold limitation (see computation below)			101,577	101,577	-
c.	Adjusted gross deferred income tax assets (excluding the amount of deferred income tax assets from a. and b. above) offset by gross deferred income tax liabilities			-	-	-
Deferred income tax assets admitted as a result of application of SSAP No. 101				$101,577	$101,577	$-
Computation of adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred income tax assets from a. above) after application of the threshold limitation (the lesser of b.i. and b.ii. below):
	b.	i.	Adjusted gross deferred income tax assets expected to be realized following the balance sheet date	$101,577	$101,577	$-
	b.	ii.	Adjusted gross deferred income tax assets allowed per limitation threshold	$23,223,487	$22,005,290	$1,218,197

The Company’s deferred income tax asset is admissible pursuant to paragraph 11.b.i of SSAP No. 101. The Company expects to realize the tax benefit of the OTTI charge through the future sale of such investments.

37

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

8. Taxes (continued)

Other admissibility criteria to determine recovery period and threshold limitation as of December 31, 2021 and 2020 is as follows:

	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	1,018%	1,184%
Amount of adjusted capital and surplus to determine recovery period and threshold limitations	$154,823,247	$146,701,932

The tax effects of temporary differences that give rise to the deferred income tax liability as of December 31, 2021 and 2020 are as follows:

	2021	2020	Change
Capital:
Deferred income tax asset:
Capital loss carryforward	$101,577	$101,577	$-
Unrealized net loss on valuation of securities	-	-	-
Other-than-temporary impairments	-	1,071,832	(1,071,832)
	$101,577	$1,173,409	$(1,071,832)

Statutory valuation allowance adjustment	$-	$(1,071,832)	$1,071,832
Total deferred income tax asset	101,577	101,577	-
Deferred tax liabilities – unrealized net gain on valuation of equity securities	(685,465)	(859,896)	174,431
Net admitted deferred income tax asset (liability)	$(583,888)	$(758,319)	$174,431

For the years ended December 31, 2021 and 2020, the net change in deferred income taxes related to the unrealized gains or losses on valuation of equity and fixed securities amounting to $174,431 and $(584,226) respectively, was presented as part of the change in unrealized capital gains or losses in the accompanying statutory-basis statements of changes in capital and surplus.

Pursuant to Section 1018A of the Puerto Rico Internal Revenue Code, the Company annually withhold, on behalf of the contract holders of the separate accounts, a special tax of 0.10% of their corresponding net asset value and remits them to the Puerto Rico Treasury Department. The payments made during the years ended December 31, 2021 and 2020 amounted to $522,363 and $537,030, respectively.

38

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

9. Net Statutory Income and Capital Stock and Surplus

The net assets of Universal Life available for transfer to its stockholder are limited to the amount that its surplus, as determined in accordance with statutory accounting practices, exceeds minimum statutory capital requirements.

During the year ended December 31, 2021 and 2020, the Company declared and paid ordinary dividends of $6,000,000 and $6,000,000, respectively.

On March 18, 2008, the Commonwealth of Puerto Rico enacted Law No. 32 (the Law) to adopt Chapter 45, Risk-Based Capital (RBC), into the Insurance Code of Puerto Rico. RBC provides for targeted surplus levels based on formulas, which specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. Such formulas focus on four general types of risk, which includes the risk with respect to the Company’s assets (asset or default risk), the risk of adverse insurance experience with respect to the Company’s liabilities and obligations (insurance or underwriting risk), the interest rate risk with respect to the Company’s business (asset/liability matching), and all other business risks (management, regulatory action, and contingencies). The amount determined under such formulas is called the authorized control level RBC (ACLC).

The Law requires, among other things, that all insurance companies, including all health insurance organizations, authorized to conduct business in Puerto Rico comply with the RBC requirements as adopted by the NAIC, to annually file a RBC report with the NAIC and the Commissioner of Insurance on or before March 31 and maintain a minimum RBC level of 250% of the ACLC. The Law states that the Commissioner of Insurance will provide a ruling whereby a RBC compliance transition period of five years will be established. On January 5, 2010, Rule 92, Standards for Implementing the Provisions Related to Risk-Based Capital (Rule 92 or the Rule), was approved by the Commissioner of Insurance to establish the requirements to implement the Law. Rule 92 established a phased transition period of five years to comply with the minimum 250% RBC level requirement depending on the RBC of the Company at the Rule’s effective date. Under the transition period guidance, the Company’s minimum RBC requirement at December 31, 2021 and 2020 was 250% and 250%, respectively, of the ACLC. At December 31, 2021 and 2020, the actual RBC of the Company was 1,018% and 1,184%, respectively.

39

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

10. Nonadmitted Assets

As described in note 1, certain assets are excluded from the statutory-basis statements of admitted assets, liabilities, and capital and surplus and other funds by a charge to surplus. Nonadmitted assets as of December 31, 2021 and 2020 consisted of:

	2021	2020
Uncollected premiums and agent's balance in the course of collection.	$259,367	$121,461
Amounts recoverable from reinsurers	73,934	364,400
Furniture and equipment	36,368	52,473
Negative IMR	1,403,240	1,689,403
Other receivables, supplies, stationery, and printer materials	280,262	241,990
Total nonadmitted assets	$2,053,171	$2,469,727

11. Separate Accounts

Universal Life utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account:

●	Universal Variable Investment Annuity

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account products prevents assets other than seed money or amounts in a supplemental account from being generally available to satisfy claims resulting from the general account.

The Company maintains nonguaranteed separate accounts with assets of approximately $517.0 million and $523.5 million at December 31, 2021 and 2020, respectively, which are invested in mutual funds and are segregated from the Company’s general account. Amounts assessed against the contract holders for mortality, administrative, and other services are included as part of revenues in the statutory-basis statements of income.

40

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

11. Separate Accounts (continued)

Information regarding separate accounts of the Company as of and for the years ended December 31, 2021 and 2020 is as follows:

	2021	2020
Premiums and annuity considerations	$2,720,679	$236,422
Reserves:
Total reserves for accounts with assets – at market value	507,008,139	511,413,106
Total reserves by withdrawal characteristics – at market value	$507,008,139	$511,413,106

A reconciliation of the net transfers to separate accounts for the years ended December 31, 2021 and 2020 is as follows:

			2021	2020
1.	Transfers as reported in the summary of operations of the separate account statement:
	a.	Transfers to separate accounts	$11,237,418	$14,665,153
	b.	Transfers from separate accounts	(33,550,329)	(56,879,339)
		Net transfer to or (from) separate accounts	$(22,312,911)	$(42,214,186)
2.	Reconciling adjustments:
	a.	Change in expense allowance ceded	$(1,439,241)	$(1,618,676)
3.	Net transfer as reported in the summary of operations of the life, accident, and health annual statement:
	a.	Net transfer to or (from) separate accounts net of reinsurance	$(23,752,152)	$(43,832,862)

To compensate the general account for the risk taken, the separate account has paid $40,094 and $47,354 in risk charges for the year ending December 31, 2021 and 2020.

41

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

12. Employee Benefit Plans

Universal Life has a qualified noncontributory profit-sharing plan, which provides retirement benefits to eligible employees. The plan calls for a voluntary contribution by Universal Life of no less than 1% of the annual participant’s compensation, as defined, plus a portion of the administrative expenses of the plan during the first 10 years. Universal Life’s contributions to the profit-sharing plan for the years ended December 31, 2021 and 2020 amounted to $119,373 and $122,878, respectively.

Universal Life’s employees participate in a qualified defined-contribution savings plan. Universal Life matching contributions are set at 50% of the participants’ pretax contributions up to the first 6% of each participant’s contribution. Universal Life’s contributions to the savings plan for the years ended December 31, 2021 and 2020 amounted to $49,323 and $49,177, respectively.

13. Restricted Investment

On April 11, 2008, the Company entered into a sales and cession of rights agreement (the Agreement) under which the Company sold its individual accident and health block of business to an unrelated insurance company (the Purchaser). As part of the Agreement, the Company was required to fund an escrow of $900,000 to cover any claims or contingencies arising during a period of five years. Although the restriction period stated in the Agreement already elapsed, the Company decided not to lift the restriction based on certain unasserted legal claims still outstanding.

The Company has established a restricted brokerage account to comply with this provision of the Agreement. Any withdrawal from the brokerage account requires the authorization of the Company and a designated representative of the Purchaser. The brokerage account has a carrying value of $1,921,105 and $948,409 as of December 31, 2021 and 2020, respectively, and is included as restricted investment in the accompanying statutory-basis statements of admitted assets, liabilities, and capital and surplus and other funds.

14. Significant Concentrations of Risk

Because Universal Life’s business is written in Puerto Rico, Universal Life’s insurance risk is not as diversified as the risk of a carrier that covers a broader geographical area. A natural catastrophe could cause damage to a large number of Universal Life’s policyholders, which would result in significantly increased losses to Universal Life. Management believes, however, that Universal Life’s reinsurance program will reduce to a manageable level its net exposure in any such catastrophe.

42

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

15. Fair Value Measurements

The approximate statement value and estimated fair value of financial instruments as of December 31, 2021 and 2020 were as follows (in thousands):

	2021		2020
	Statement	Fair	Statement	Fair
Financial Assets	Value	Value	Value	Value
Debt securities	$1,291,967	$1,340,797	$1,029,520	$1,101,641
Preferred stocks	313,809	313,800	293,350	311,024
Common stock and other equity securities	15,162	15,162	33,729	33,729
Other invested assets	92,951	95,909	57,149	64,500
Restricted investment	1,921	1,921	948	948
Cash and short-term investments	148,453	148,461	108,558	108,558
Separate account assets	516,996	516,996	523,466	523,466

The Company’s financial instruments carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. SSAP No. 100 defines fair value as the price that would be received to sell or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement is for a particular asset or liability. Therefore, the measurement should consider attributes specific to the asset or liability. The asset or liability might be a stand-alone asset or liability or a group of assets and/or liabilities.

An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets or liabilities. Therefore, the objective of a fair value measurement is to determine the price that would be received to sell the asset or paid to transfer the liability at the measurement date.

A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability. The principal market is the market in which the reporting entity would sell the asset or transfer the liability with the greatest volume and level of activity for the asset or liability. The most advantageous market is the market in which the reporting entity would sell the asset or transfer the liability with the price that maximizes the amount that would be received for the asset or minimizes the amount that would be paid to transfer the liability.

43

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

15. Fair Value Measurements (continued)

Hierarchical levels defined by SSAP No. 100 and directly related to the amount of subjectivity associated with the inputs to fair valuation of financial instruments are as follows:

Level 1 – Values are unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical assets or liabilities in markets that are not active, that is, markets in which there are few transactions for the asset or liability, the prices are not current, or the price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Level 3 – Certain inputs are unobservable and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

Recurring Measurements

As of December 31, 2021 and 2020, the Company’s assets and liabilities that are measured at fair value on a recurring basis were as follows (in thousands):

		2021
	Level 1	Level 2	Level 3	Total
Invested assets:
Bonds	$3,392	$-	$-	$3,392
Preferred stocks	313,809	-	-	313,809
Mutual funds	6,330	-	-	6,330
Common stocks	8,831	-	-	8,831
Cash equivalents	42,316	-	-	42,316
Other invested assets	59,431	-	-	59,431
Total invested assets	$434,109	$-	$-	$434,109

Separate account assets	$516,996	$-	$-	$516,996

44

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

15. Fair Value Measurements (continued)

Recurring Measurements (continued)

	2020
	Level 1	Level 2	Level 3	Total
Invested assets:
Bonds	$5,679	$-	$-	$5,679
Mutual funds	22,162	-	2,763	24,925
Common stocks	8,804	-	-	8,804
Cash equivalents	40,167	-	-	40,167
Total invested assets	$76,812	$-	$2,763	$79,575

Separate account assets	$523,168	$-	$-	$523,168

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between Levels 1 and 2. This policy also applies to transfers into or out of Level 3.

The following table presents the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period from January 1, 2021 to December 31, 2021, and January 1, 2020 to December 31, 2020 (in thousands):

		Net Gains (Losses) Included in			Purchases,
	Balance –		Unassigned	Other	Issuances,	Balance –
	January 1,	Net	Funds –	Temporary	and	December 31,
	2021	Income	Surplus	Impairment	Settlements	2021
Equity securities – mutual funds	$2,763	$1,804	$(1,958)	$-	$(2,609)	$-

		Net Gains (Losses) Included in			Purchases,
	Balance –		Unassigned	Other	Issuances,	Balance –
	January 1,	Net	Funds –	Temporary	and	December 31,
	2020	Income	Surplus	Impairment	Settlements	2020
Equity securities – mutual funds	$2,709	$753	$695	$-	$(1,394)	$2,763

45

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

15. Fair Value Measurements (continued)

Fair Value of All Financial Instruments by Levels 1, 2, and 3

The tables below reflect the fair value and admitted values of all admitted assets and liabilities that are financial instruments, excluding those accounted for under the equity method as of December 31, 2021 and 2020. The fair values are also categorized into the three-level fair value hierarchy.

			2021
		Admitted				Not
	Fair Value	Value	Level 1	Level 2	Level 3	Practicable
			(In thousands)
Debt securities	$1,340,791	1,291,967	$3,397	$1,285,674	$2,896	$-
Equity securities:
Common Stocks	15,162	15,162	15,162	-	-	-
Preferred stock	313,809	313,809	313,809	-	-	-
Restricted investment	1,921	1,921	1,921	-	-	-
Cash and short-term investments	148,453	148,453	115,954	32,499	-	-
Short-term investments	-	-	-	-	-	-
Other invested assets	94,212	92,951	59,431	16,078	-	17,441
Separate account assets	516,996	516,996	516,996	-	-	-
Total assets	$2,431,344	$2,381,259	$1,026,670	$1,334,251	$2,896	$17,441

			2020
		Admitted				Not
	Fair Value	Value	Level 1	Level 2	Level 3	Practicable
			(In thousands)
Debt securities	$1,101,641	1,029,520	$5,679	$1,019,448	$4,393	$-
Equity securities:
Common Stocks	33,729	33,729	30,966	-	2,763	-
Preferred stock	311,024	293,350	293,350	-	-	-
Restricted investment	948	948	948	-	-	-
Cash and short-term investments	108,558	108,558	108,558	-	-	-
Short-term investments	-	-	-	-	-	-
Other invested assets	64,500	57,149	27,369	13,850	-	15,930
Separate account assets	523,466	523,466	523,466	-	-	-
Total assets	$2,143,866	$2,046,720	$990,336	$1,033,298	$7,156	$15,930

46

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

16. Supplemental Disclosure of Cash Flows Information

Additional information concerning the components of cash flows from investing activities as of December 31, 2021 and 2020 is as follows:

	2021	2020
Cash flows from investing activities:
Proceeds from sales and redemptions of investments:
Debt securities	$294,304,596	$155,641,087
Equity securities	29,703,087	4,643,047
Other invested assets	2,793,282	2,524,527
Miscellaneous proceeds	8,698,002	-
Total proceeds from sales and redemptions of investments	335,498,967	162,808,661

Cost of investments acquired:
Debt securities	559,059,653	303,846,521
Equity securities	18,098,721	54,038,295
Other invested assets	9,744,185	1,062
Miscellaneous applications	-	282,120
Total cost of investments acquired	586,902,559	358,167,998
Net cash used in investing activities	$(251,403,592)	$(195,359,337)

Additional information concerning the components of cash flows from financing and miscellaneous sources as of December 31, 2021 and 2020 is as follows:

	2021	2020
Cash flows from financing and miscellaneous sources – other cash provided (applied):
Borrowed funds	$(12,717,152)	$23,656,069
Dividends paid	(6,209,732)	(3,314,598)
Funds held under reinsurance treaties	204,812,366	129,652,124
Receivable from parent, subsidiaries and affiliates	12,772,476	19,169,086
Change in aggregate write in	(1,923,607)	(3,133,893)
Other components	(3,696,972)	(1,516,485)
Net cash provided by financing and miscellaneous	$193,037,379	$164,512,303

47

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

16. Supplemental Disclosure of Cash Flows Information (continued)

The following schedule summarizes noncash investing and financing activities for the year ended December 31, 2021 and 2020:

	2021	2020
Supplemental schedule of noncash investing and financing activities:
Dividends to Parent Company:
Due from affiliates	$(4,846,474)	$(5,056,206)
Dividends to stockholder	4,846,474	5,056,206
Unsettled investments:
Receivable for securities	(48,268)	(52,348)

17. Reconciliation to U.S. GAAP

A reconciliation of statutory net income and capital and surplus, as determined using statutory accounting practices, to the amounts as would be reported under the accounting principles generally accepted in the United States of America (GAAP) for the year ended December 31, 2021 and 2020 are as follows:

	2021	2020
Statutory-basis net income	$30,204,136	$23,708,665
Increases (decreases):
Deferred policy acquisition cost	1,699,939	(1,893,197)
Unearned premiums	(1,277,145)	(24,710)
Unearned commissions	3,187,577	4,182,410
Non-refundable structuring fee amortization	(1,923,605)	(3,133,893)
Reserve for future policy benefits	(1,183,720)	(1,671,457)
Unrealized gains/(losses) on trading securities	(2,157,848)	2,398,229
Change in expense allowance	877,907	1,079,115
Deferred income taxes	436,619	(472,852)
AMT tax provision	-	584,419
Interest maintenance reserve	286,162	160,117
US GAAP-basis net income	$30,150,022	$24,916,846

48

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

17. Reconciliation to U.S. GAAP (continued)

	2021	2020
Statutory-basis capital and surplus	$156,387,166	$148,506,550
Increases (decreases):
Nonadmitted assets	1,518,111	1,778,160
Deferred policy acquisition cost	23,487,192	21,787,252
Unrealized gains/(losses) on investment securities available from sale	49,016,590	28,731,096
Allowance for doubtful accounts	(1,080,841)	(1,210,499)
Deferred income taxes	(4,557,232)	(5,260,376)
Reserve for future policy benefits	(11,656,752)	(10,475,569)
Unearned premiums	(8,348,132)	(7,070,987)
Unearned commissions	(14,588,650)	(17,776,228)
Expense allowance from separate account	(3,306,167)	(4,184,075)
Asset valuation reserve	30,925,718	16,783,242
US GAAP-basis retained earnings	$217,797,003	$171,608,566

18. Contingencies

The Company has been named as defendant in litigation and has filed counterclaims, related to the sale of the individual accident and health insurance block of business (note 13). This litigation is in its initial stages and the Company is contesting this case vigorously. The Company believes it has meritorious defenses against this lawsuit and the ultimate outcome of such proceedings is not expected to have a material adverse effect on the Company’s financial position or results of operations.

The Company is also named as defendant in other legal actions arising primarily from claims filed under insurance policies it has underwritten and other claims incidental to its normal business activities. In the opinion of management, the ultimate outcome of such proceedings is not expected to have a material adverse effect on the Company’s financial position or results of operations.

49

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

19. Risks and Uncertainties

In 2021, the COVID-19 pandemic continued to cause economic and societal disruptions as well as ongoing uncertainties. The Company has successfully achieved goals to maintain their operations while preserving the safety of clients and employees. There has not been negative impact because of COVID-19.

In 2019, Universal Life Insurance Company (ULICO) exercised its contractual option to recapture the in-force block of annuities and is currently evaluating alternatives to cede such obligations to a new reinsurer. Assets backing the statutory liabilities are held in a trust for the benefit of ULICO. In year 2020, ULICO entered into a new agreement to reinsure fixed annuities new business and signed a letter of intent with an affiliate of the reinsurer to transfer the in-force policies. Regulatory bodies from Puerto Rico and Bermuda have been notified of the details and intricacies of the recapture process and have shown support to ULICO’s position, as credit for reinsurance has continued to be granted as of December 31, 2021.

In January 2020, Universal Life demanded arbitration against PBLA under the reinsurance agreement and an arbitration panel (the “Panel”) was duly constituted. Universal Life requested the Arbitration Panel to order PBLA to deposit cash or equivalents totaling approximately $524M constituting the Statutory Reserves as of December 31, 2019 for the fixed annuity inforce portfolio (the “Portfolio”), less cash. In June 2, 2020, the Panel granted an arbitration award (the “Award”) to Universal Life for $524M and required PBLA to pay such funds by June 16, 2020, after which interest shall accrue at 6% per annum.

Shortly thereafter, on June 4, 2020, Universal Life filed a motion at the United States District Court, Southern District of New York, to confirm the Award directing that judgement be entered thereon and granting such other relief as the Court may deem just and proper. The Court granted Universal Life’s motion by entering a final judgement on August 11, 2020 confirming the arbitration award.

Pending to receive the award, Universal Life has notified PBLA’s ultimate owner (the “Owner”) its intention to execute the unconditional personal guaranty issued with the reinsurance agreement to secure failure from PBLA to pay its obligations. In addition, on June 18, 2020, Universal Life filed a complaint in the appropriate North Carolina court to seek confirmation that PBLA’s ultimate owner is obligated to satisfy the Award owed by PBLA, plus interests. Subsequent motions have been filed and the complaint remains under court evaluation.

On July 30, 2020, the NY District Court issued the Award as presented. Despite the opposition by PBLA, the NY District Court issued a final judgment confirming such Award on August 11, 2020, complementing parallel legal proceedings and strategy followed in the North Carolina court to execute the Owner’s personal guaranty. Such legal proceeding have promoted transactional conversations with the Owner to comply with the Award and accelerate the recapture of the in-force portfolio (Portfolio).

50

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

19. Risks and Uncertainties (continued)

On September 2020, the Supreme Court of Bermuda appointed Deloitte LTD, Bermuda (Deloitte) as provisional receiver for the PBLA operations in order to replace its management team and continue conducting business affairs in compliance with Bermuda laws and regulations, as well as its other general and contractual obligations. Among the empowered functions, Deloitte was instructed to preserve the value of PBLA, comply with laws and regulations, and make all necessary efforts to conduct regular business matters. ULICO has been working closely and diligently with Deloitte in order to adequately serve provisions under the reinsurance agreement and continue operations until the Portfolio is recaptured. As previously disclosed, the Portfolio is constituted of assets backing the statutory liabilities and are held in a trust for the benefit of Universal Life.

As agreed, Universal Life has been collaborating with Deloitte during 2021 in order to perform some of the key endeavors ultimately connected to the monetization and eventual recapture. A number of assets held in the trust were identified to start the process of monetization in order to manage future probable liquidity needs. Total assets amounting to $34.2 million have been converted to cash subsequent to statement date at or above previously stated market values. In addition to the assets held in the trust, Universal Life has access to assets held in PBLA’s general account plus other internal sources, including Universal Insurance Company’s surplus notes and related facility up to $100 million and other internal liquidity and funding sources.

In July of 2021, the United States District Court for the Middle District of North Carolina issued an Order on ULICO’s Motion for Prejudgment Attachment and directed the parties to meet and confer to determine the specific property subject to attachment. The Prejudgment Attachment Order shall secure PBLA’s ultimate owner assets (“the Owner”) in case they are needed to satisfy any uncovered amount due to ULICO. Upon resolution of pending appeal motion from PBLA, in October 30, 2021, the Company filed a summary judgement, which, once obtained, will allow ULICO to immediately perform all necessary proceedings to collect judgement from the Owner’s assets. The motion remains pending of final resolution as of December 31, 2021.

As of the statement date, ULICO remains confident about a positive outcome derived from the combination of the disposition of assets in the trust, PBLA general account assets and its legal strategy to execute the guarantees provided under the reinsurance transaction. No impairment is foreseen as of the date of issuance of the annual financial statements.

The market values of securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by U.S. Federal Reserve or foreign central banks, political developments, warfare conflicts, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

51

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2021

20. Reconciliation to Statutory Annual Statement and Subsequent Events

Subsequent to the issuance of the 2021 Annual Statements, but prior to the issuance of the financial statements, the Company identified adjustments needed to various items in 2021. Related adjustments were made in the accompanying statutory basis financial statements. The following tables reconcile funds held under reinsurance treaties, deferred tax liability and unassigned funds - surplus as reported in the Annual Statement to the accompanying statutory basis financial statements:

2021
Liabilities

Funds held under reinsurance treaties as reported in the annual statement	$1,070,581,989
Unrealized gains on funds held underreinsurance treaties	11,846,605
Funds held under reinsurance treaties as reported in the accompanying statutory financial statements	$1,082,428,594

Deferred tax liability as reported in the annual statement	$2,953,209
Deferred tax effect on unrealized gains	(2,369,321)
Funds held under reinsurance treaties as reported in the accompanying statutory financial statements	$583,888

Capital, Surplus and Other Funds:

Unassigned funds-surplus as reported in the annual statement	$140,972,842
Unrealized gains on funds held under reinsurance treaties net of deferred tax	(9,477,284)
Unassigned funds-surplus as reported in the accompanying statutory financial statements	$131,495,558

The effect of above-mentioned adjustments were accounted for in the Company’s quarterly regulatory statements filed as of March 31, 2022.

The Company has evaluated all subsequent events through June 10, 2022, the date the statutory-basis financial statements were issued.

52

Statutory-Basis Financial Statements

Universal Life Insurance Company

Years Ended December 31, 2020 and 2019

With Report of Independent Auditors

Universal Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2020 and 2019

i

Ernst & Young LLP Parque Las Américas 1, Suite 410 235 Federico Costa Street San Juan, PR 00918	Tel: +1 787 759 8212 Fax: +1 787 753 0808 ey.com

Report of Independent Auditors

The Board of Directors

Universal Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Universal Life Insurance Company (“the Company”), which comprise the statutory-basis statement of admitted assets, liabilities, and capital and surplus and other funds as of December 31, 2020 and 2019, and the related statutory-basis statements of operations, changes in capital and surplus and other funds and cash flow for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the Commonwealth of Puerto Rico. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

1

A member firm of Ernst & Young Global Limited

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of Puerto Rico, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, and the effects on the accompanying financial statements are described in Note 17.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2020 and 2019, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

May 26, 2021

Stamp No. E426930 of the Puerto Rico

Society of Certified Public Accountants

was affixed to original of this report.

2

A member firm of Ernst & Young Global Limited

Universal Life Insurance Company

Statutory-Basis Statements of Admitted Assets, Liabilities,

Capital and Surplus and Other Funds

	December 31
	2020	2019
Admitted Assets
Cash and invested assets:
Debt securities	$1,029,519,712	$883,676,503
Equity securities	327,079,787	275,490,696
Restricted investment	948,409	946,009
Cash and short-term investments	108,558,306	87,696,299
Receivable for securities	61,049	8,701
Other invested assets	57,149,315	59,648,007
Total cash and invested assets	1,523,316,578	1,307,466,215

Premiums due and unpaid	2,843,615	2,893,391
Accrued investment income	9,353,699	8,809,706
Reinsurance recoverable on paid losses and other	8,218,931	28,229,107
Receivable from parent, subsidiaries, and affiliates	43,724,703	62,893,789
Accounts receivable – other	34,040	42,750
Separate account assets	523,465,930	538,251,668
Current federal and foreign income tax	-	122,621
Electronic data processing equipment:
Net of accumulated depreciation of $115,298 and $114,729 as of December 31, 2020 and 2019, respectively	1,804,620	1,257,550
Total	$2,112,762,116	$1,949,966,797

3

Universal Life Insurance Company

Statutory-Basis Statements of Admitted Assets, Liabilities,
Capital and Surplus and Other Funds (continued)

	December 31
	2020	2019
Liabilities and Surplus and Other Funds
Liabilities:
Policy liabilities:
Aggregate reserves for life, annuities, and accident and health policies and contracts	$504,575,968	$500,866,348
Unpaid policy and contract claims:
Life	3,970,697	3,319,902
Accident and health	1,565,596	1,193,010
Total policy liabilities	510,112,261	505,379,260
Reinsurance payable	2,705,061	2,317,081
Commissions due	1,313,091	1,062,617
Income tax payable	713,759	1,527,539
Accrued expenses and other liabilities – including expense allowances recognized in reserves of $(4,184,075) and $(5,263,190) as of December 31, 2020 and 2019, respectively	14,940,941	11,742,742
Payable to affiliates	5,860,749	6,933,769
Separate account liabilities	523,168,125	537,986,172
Funds held under reinsurance treaties	840,119,630	710,467,506
Borrowed money and interest	47,780,374	24,124,305
Payable for securities	12	229,783
Deferred tax liability	758,319	174,093
Asset valuation reserve	16,783,242	11,062,891
Total liabilities	1,964,255,564	1,813,007,758
Capital and surplus and other funds:
Common stock, $100 par value – authorized, 100,000 shares; issued and outstanding, 25,000 shares	2,500,000	2,500,000
Gross paid-in and contributed surplus	22,391,608	22,391,608
Unassigned funds – surplus	123,614,944	112,067,431
Total capital and surplus and other funds	148,506,552	136,959,039
Total	$2,112,762,116	$1,949,966,797

See accompanying notes.

4

Universal Life Insurance Company

Statutory-Basis Statements of Operations

	Year Ended December 31
	2020	2019
Revenues:
Premiums earned:
Premiums written	$283,443,714	$453,002,049
Premiums assumed	587,930	753,978
Reinsurance ceded	(200,772,513)	(294,304,981)
Net premiums earned	83,259,131	159,451,046
Net investment income	53,767,566	45,472,636
Income from fees associated with investment management and administration of separate accounts	4,164,768	4,511,163
Commissions and expense allowance on reinsurance ceded	34,662,491	50,314,266
Other income	4,220,386	1,530,832
Total revenues	180,074,342	261,279,943

Losses and expenses:
Death, disability, and other benefits	57,830,662	48,481,470
Net increase in aggregate reserves for life, accident, and health policies and contracts	44,103,323	120,636,781
Commission expense	17,976,354	24,304,743
Other underwriting expenses	18,174,581	17,197,123
Aggregate write-ins for deductions	33,532,798	24,402,630
Total losses and expenses	171,617,718	235,022,747
Reserve adjustment on reinsurance ceded	(26,938,194)	(26,706,197)
Net transfers to separate accounts	43,832,862	43,212,188
Income before income taxes incurred and net realized capital gains (losses)	25,351,292	42,763,187
Income taxes incurred	760,526	4,608,068
Net realized capital gains (losses) – net of capital gains tax and capital gains (losses) transferred to IMR net of tax	(882,101)	794,090
Net income	$23,708,665	$38,949,209

See accompanying notes.

5

Universal Life Insurance Company

Statutory-Basis Statements of Changes in Capital and Surplus and Other Funds

Years ended December 31, 2020 and 2019

		Gross
		Paid-in and	Unassigned
	Common	Contributed	Funds –
	Stock	Surplus	Surplus	Total
Balance – January 1, 2019	$2,500,000	$22,391,608	$92,780,910	$117,672,518
Statutory net income	-	-	38,949,209	38,949,209
Changes in:
Unrealized capital (losses) net of tax	-	-	1,930,017	1,930,017
Nonadmitted assets	-	-	29,105	29,105
Surplus of separate accounts	-	-	40,543	40,543
Asset valuation reserve	-	-	(7,044,944)	(7,044,944)
Dividend to stockholders	-	-	(3,000,000)	(3,000,000)
Aggregate write-ins for gains and losses in surplus	-	-	(11,617,409)	(11,617,409)
Balance – December 31, 2019	2,500,000	22,391,608	112,067,431	136,959,039

Statutory net income	-	-	23,708,665	23,708,665
Changes in:
Unrealized capital (losses) net of tax	-	-	2,336,899	2,336,899
Nonadmitted assets	-	-	323,882	323,882
Surplus of separate accounts	-	-	32,308	32,308
Asset valuation reserve	-	-	(5,720,352)	(5,720,352)
Dividend to stockholders	-	-	(6,000,000)	(6,000,000)
Aggregate write-ins for gains and losses in surplus	-	-	(3,133,889)	(3,133,889)
Balance – December 31, 2020	$2,500,000	$22,391,608	$123,614,944	$148,506,552

See accompanying notes.

6

Universal Life Insurance Company

Statutory-Basis Statements of Cash Flow

	Year Ended December 31
	2020	2019
Cash flows from operating activities:
Premiums collected – net of reinsurance	$86,360,782	$143,042,278
Investment income received	57,051,228	46,621,024
Miscellaneous income received	39,874,095	56,160,477
Death, disability, and other benefits paid	(103,971,392)	(92,506,296)
Net transfers to separate accounts paid	44,741,972	44,406,901
Federal and foreign income taxes paid	(1,966,411)	(2,355,770)
Commissions and other underwriting expenses paid	(70,381,233)	(58,709,567)
Net cash provided by operating activities	51,709,041	136,659,047

Cash flows from investing activities:
Proceeds from sales and redemptions of investments	162,808,661	445,710,876
Cost of investments acquired	(358,167,998)	(803,826,258)
Net cash used in investing activities	(195,359,337)	(358,115,382)

Cash flows from financing and miscellaneous sources:
Borrowed funds received	23,656,069	(11,148,257)
Net deposits on deposit-type contracts and other insurance liabilities	(611)	(151,597)
Dividends paid	(6,000,000)	(3,000,000)
Other cash provided	146,856,845	195,808,659
Net cash provided by financing and miscellaneous sources	164,512,303	181,508,805
Net change in cash and short-term investments	20,862,007	(39,947,530)

Cash and short-term investments – beginning of year	87,696,299	127,643,829
Cash and short-term investments – end of year	$108,558,306	$87,696,299

See accompanying notes.

7

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2020

1. Organization and Summary of Significant Accounting Policies

Organization and Operations

Universal Life Insurance Company (Universal Life or the Company) was incorporated on April 16, 1993, under the name of Eastern America Life Insurance Company and changed its name to Universal Life in 1997. During 2012, Universal Group, Inc. (UGI) transferred 100% of the Company’s outstanding common stock to Universal Insurance Company (the Parent Company or Universal Insurance), which is a wholly owned subsidiary of UGI. This transfer was approved by the Commissioner of Insurance of the Commonwealth of Puerto Rico (the Commissioner) on June 27, 2012.

Universal Life is engaged in the life, annuity, and accident and health insurance business, generating the majority of its business from annuities and life policies. Universal Life operates under the provisions of the Puerto Rico Insurance Code (the PR Insurance Code) and is subject to the regulations issued by the Commissioner.

Basis of Accounting

The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Commissioner, which vary in certain respects from U.S. generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include National Association of Insurance Commissioners’ statutory accounting practices (NAIC SAP) that do not conflict with the PR Insurance Code and administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

Accounting practices and procedures prescribed or permitted by the Commissioner comprise a comprehensive basis of accounting other than GAAP. The more significant differences with GAAP are as follows:

a.	Under NAIC SAP, investments in debt securities are generally carried at amortized cost or at the lower of amortized cost or fair value depending on the NAIC rating, whereas under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

b.	Investments in preferred stock are generally carried at cost or at the lower of amortized cost or fair value depending on the NAIC rating, whereas under GAAP, preferred stocks are reported at fair value.

8

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

1. Organization and Summary of Significant Accounting Policies (continued)

Basis of Accounting (continued)

c.	Acquisition costs, such as commissions and other costs related to acquiring new business are expensed as incurred, while under GAAP, they are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

d.	Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by statutes, without consideration of withdrawals. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company’s estimates of mortality, interest, and withdrawals. The effect, if any, on reserves due to a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations.

e.	Asset valuation reserves (AVR) and interest maintenance reserves (IMR) are established in the statutory-basis financial statements.

f.	Assets are reported under statutory accounting principles at “admitted-asset” value and “nonadmitted” assets are excluded through a charge against surplus, while under GAAP, “nonadmitted assets” are reinstated to the balance sheet, at their net realizable value.

g.	Reinsurance recoverable on unpaid losses is reported as a reduction of policy benefits and other insurance reserves, while under GAAP, they are reported as an asset.

h.	The statement of cash flows is presented in accordance with guidelines established by the NAIC and the Commissioner, whereas GAAP emphasizes the changes in cash and cash equivalents and requires that cash flow activity be reported under the captions of operating, investing, and financing activities.

i.	Under NAIC SAP, deferred taxes are provided for differences between the statutory and tax bases of assets and liabilities with certain limitations as to the amount of deferred tax assets that may be reported as “admitted assets,” and changes in deferred taxes are recognized as a separate component in surplus, whereas under GAAP, a provision is made for differences between the financial reporting and tax bases of assets and liabilities, and changes in deferred taxes are generally recognized through current operations.

j.	Comprehensive income and its components are not presented in the statutory-basis financial statements.

9

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

1. Organization and Summary of Significant Accounting Policies (continued)

Basis of Accounting (continued)

k.	Under NAIC SAP Loans made by a reporting entity to its parent or principal owner shall be admitted if approval for the transaction has been obtained from the domiciliary commissioner and the loan or advance is determined to be collectible based on the parent or principal owner’s independent payment ability. However, as prescribed by the PR Insurance Code, it allows life insurers companies to recognize such transactions without the requirement of approval as long as they fall below a threshold consisting of 3% of the insurer’s admitted assets as of the 31st day of December next preceding, according to Chapter 44, Section 4406 a), (2), (A), (ii).

The Commissioner of Insurance requires that insurance companies domiciled in Puerto Rico prepare their statutory basis financial statements in accordance with SAP subject to any deviations prescribed or permitted by the Commissioner.

During December 2020, the Company issued a short-term note receivable to its ultimate parent company, Universal Group, Inc. of $9,260,000. This transaction was notified to the Insurance Commissioner and recorded as an admitted asset, as prescribed by the PR Insurance Code.

During December 2019, the Company issued a short-term note receivable to its ultimate parent company, Universal Group, Inc. of $20,000,000. This transaction was notified to the Insurance Commissioner and recorded as an admitted asset, as prescribed by the PR Insurance Code.

There is no difference between the Company’s net income as reported in the accompanying statutory basis financial statements and NAIC SAP.

In 2020 and 2019, the Company was in compliance with the Risk Based Capital (RBC) requirements and would have been in such compliance if it had not used the above prescribed practice.

Use of Estimates

The preparation of statutory-basis financial statements in conformity with accounting principles prescribed or permitted by the Commissioner requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Bonds other than loan-backed securities and structured securities are stated at amortized cost and any premium or discount is amortized to income using the interest method. Bonds in or near default (NAIC designation 6) are stated at the lower of amortized cost or fair value.

Loan-backed securities and structured securities are stated at amortized cost and any premium or discount is amortized to income using the interest method, including anticipated prepayments at the date of purchase. Loan-backed securities and structured securities in or near default (NAIC designation 6) are stated at the lower of amortized cost or fair value. Changes in prepayment speeds and estimated cash flows from the original purchase assumptions are evaluated quarterly. For high-credit quality loan-backed securities and structured securities (those rated AA or above at the date of acquisition), projected future cash flows are updated quarterly, and the amortized cost and effective yield of the security are adjusted to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to investment income in accordance with the retrospective method. The prospective-yield method is used for securities that are not of high-credit quality and for securities that have potential for loss of a portion of the original investments.

Common stocks are carried at fair value. The change in the fair value is recorded as a change in net unrealized capital gains (losses), a component of unassigned funds-surplus. Preferred stocks are carried at cost, at the lower of cost or amortized cost, or fair value, depending on the assigned credit rating and whether the preferred stock has mandatory sinking fund provisions. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost, which approximates fair value.

Investment income consists primarily of interest and dividends. Interest is recognized on the accrual basis and dividends are recorded as earned at the ex-dividend date. Accrual of income is suspended for bonds that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on the specific identification basis and are recorded in earnings.

11

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

1. Organization and Summary of Significant Accounting Policies (continued)

Investments (continued)

Declines in the fair value of invested assets below cost are evaluated for other-than-temporary impairment (OTTI) losses on a quarterly basis. Impairment losses for declines in fair value of debt and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized when appropriate in accordance with NAIC SAP and related guidance. For debt securities other than loan-backed securities and structured securities with unrealized losses due to market conditions or industry-related events where the Company has the positive intent and ability to hold the investment for a period of time sufficient to allow a market recovery or to maturity, declines in fair value below cost are assumed to be temporary.

When a bond (other than loan-backed securities and structured securities), preferred stock, or common stock is deemed to be other-than-temporarily impaired, the difference between the investments’ amortized cost and its fair value is recognized as a net realized capital loss and reported in net income (loss).

The new cost basis of an impaired security is not adjusted for subsequent increases in fair value. In periods subsequent to the recognition of an OTTI, the impaired bond is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into investment income in future periods based on the prospective changes in cash flow estimates to reflect adjustments to the effective yield.

An other-than-temporary loss on loan-backed and structured securities is recognized in net income when it is anticipated that the amortized cost will not be recovered. The entire difference between the loan-backed or structured security’s amortized cost and its fair value is recognized in net income only when the Company (a) has the intent to sell the security or (b) it does not have the intent and ability to hold the security to recovery. If neither of these two conditions exists, a realized loss would be recognized in net income for the difference between the amortized cost basis of the security and the net present value of projected future cash flows expected to be collected. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the loan-backed or structured security prior to impairment.

12

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

1. Organization and Summary of Significant Accounting Policies (continued)

Investments (continued)

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer, credit enhancements, and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed-income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

For the non-agency mortgage-backed securities (Non-Agency MBS) portfolio, the Company updates cash flow projections quarterly. The projections are done for each security based upon the evolution of prepayment, delinquency, and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults, and loss in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used for the forecasts. Both qualitative and quantitative factors are used in creating the Company’s Non-Agency MBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company’s ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimated losses and the Company may recognize additional other-than-temporary losses.

13

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

1. Organization and Summary of Significant Accounting Policies (continued)

Separate Accounts

The Company has established nonguaranteed separate accounts with varying investment objectives, which are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate account assets are invested in underlying mutual funds and are stated at fair value. The liability for nonguaranteed separate accounts represents contract holders’ interest in the separate account assets, including accumulated net investment income and realized and unrealized gain and losses on those assets.

Separate accounts are carried at fair value. Purchase payments or transfers allocated to subaccounts are accounted for in accumulation unit values (AUV). AUV are determined by calculating the net investment factor for the underlying mutual funds in the applicable subaccount for the current valuation period and multiplying that result with the AUV determined on the previous valuation period. Universal Life uses the net investment factor as a way to calculate the investment performance of subaccounts from valuation period to valuation period. Gains and losses realized and unrealized are recorded as net investment income in the separate accounts.

Net transfers to separate accounts consist of funds received from policyholders, less surrenders and/or withdrawals, and the change in the expense allowance. The reserve adjustments on reinsurance ceded consists of the reinsurance effect of the funds received from policyholders, less surrenders, and/or withdrawals.

Premiums and Related Commissions

Life premiums are recognized as income over the premium-paying period of the related policies. Health premiums are earned ratably over the terms of the related insurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs, such as sales commissions, are charged to operations as incurred.

14

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

1. Organization and Summary of Significant Accounting Policies (continued)

Aggregate Reserves for Life, Annuities, and Accident and Health Policies and Contracts

The Credit Life aggregate reserve is computed using the following valuation tables and interests:

Effective Year	Valuation Table and Interest
2011	120% 2001 CSO 4.25% ALB
2012-2013	120% 2001 CSO 3.75% ALB
2014	120% 2001 CSO 4.00% ALB
2015-2016	120% 2001 CSO 3.75% ALB
2017-2018	120% 2001 CSO 3.50% ALB
2019	120% 2001 CSO 3.75% ALB
2020	120% 2001 CSO 3.25% ALB

The reserve for credit disability is calculated using the mean of the “pro rata” and the rule of 78. Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums.

For Ordinary Life products the aggregate reserves are computed using the following valuation tables and interests:

Valuation Table and Interest
100% 1980 CSO 50% MALE (3.50% - 4.75%) ALB CRVM
2001 CSO (3.50% - 4.50%) ALB Gender distinct CRVM
100% 2001 CSO (3.50% - 4.50%) ANB CRVM

Annuity reserves are based on statutory mortality, morbility and interest requirements, without consideration of future withdrawals. Virtually all annuity reserves are calculated on the modified-reserve basis, which partially offsets the effect of immediately charging policy acquisition costs for commission expense. Annuity reserves are computed using assumed interest and valuation methods that will provide, in aggregate, reserves that are greater than the minimum valuation required by law and the guaranteed policy cash values.

15

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

1. Organization and Summary of Significant Accounting Policies (continued)

Aggregate Reserves for Life, Annuities, and Accident and Health Policies and Contracts (continued)

Reserves for fixed deferred annuities are based on the A2000 mortality table gender distinct and Commissioners’ Annuity Reserve Valuation Method (“CARVM”) with assumed interest rates ranging from 3.25% to 5.0%.

Reserves for equity indexed annuities are based on A1994 mortality table gender distinct and Commissioners Annuity Reserve Valuation Method (“CARVM”) with assumed interest rates ranging from 3.25% to 5.00%.

Reinsurance

Universal Life seeks to reduce the loss that may arise from catastrophic or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with reinsurers. Amounts recoverable from reinsurance are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company is not relieved of its primary obligation to the policyholder in a reinsurance transaction.

Unpaid Policy and Contract Claims

The liabilities for unpaid policy and contract claims are based on case-basis estimates for reported claims, and on estimates, based on experience, for incurred but not reported claims and claim expenses. Such liabilities are necessarily based on estimates and, while management believes that the amount is adequate, the ultimate liability may be in excess of or less than the amounts provided. Such estimates are periodically reevaluated and any adjustments, as subsequently determined, are reflected in the current period’s operations.

16

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

1. Organization and Summary of Significant Accounting Policies (continued)

AVR and IMR

Universal Life established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on Universal Life’s holding of mortgages, investments in real estate, bonds, stocks, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added, or charged to the AVR. The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments, which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the original investment.

Electronic Data Processing Equipment

Electronic data processing equipment is carried at cost, less accumulated depreciation using the straight-line method over the estimated useful lives of the assets, which have been established at three years. Depreciation and amortization expense related to electronic data processing equipment amounted to $568 and $1,970 for the years ended December 31, 2020 and 2019, respectively.

Guaranty Fund Assessments

Pursuant to the PR Insurance Code, Universal Life is a member of the Puerto Rico Insurance Guaranty Association for Life, Disability, and Health Insurance. As a member, Universal Life is required to provide funds for the settlement of claims and reimbursement of unearned premiums of insurance policies issued by insolvent insurance companies. Universal Life accrues guaranty fund assessments when it is probable that an assessment liability has been incurred and the amount of loss can be reasonably estimated. During 2020 and 2019, no assessments or accrual for possible future assessments were made.

17

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

1. Organization and Summary of Significant Accounting Policies (continued)

Fair Values of Financial Instruments

The following methods and assumptions were used by Universal Life in estimating the fair values of financial instruments:

Debt and Equity Securities – The fair values for debt and equity securities are obtained using the NAIC Purposes and Procedures Securities Valuation Office Manual, and the designation assigned in the NAIC Valuation of Securities product prepared by the NAIC Securities Valuation Office (SVO). For debt and equity securities not actively traded and/or not valued by the NAIC SVO, fair values are based upon quoted prices, if available. If quoted prices are not available, fair values are measured using independent pricing models or other model-based valuation techniques, such as discounted cash flow methodologies; adjusted for the security’s credit rating; prepayment assumptions; and other factors, such as credit loss assumptions.

Restricted Investment and Cash and Short-Term Investments – The carrying amounts for these instruments approximate their fair values given their short-term maturity.

Securities Sold under Agreements to Repurchase – The carrying amounts of these instruments approximate their fair values due to their short-term nature and type of collateral structure provided as part of the agreement.

18

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

2. Investment Securities

The amortized cost, gross unrealized gains, gross unrealized losses, and fair value cost of investment securities as of December 31, 2020 and 2019 are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2020	Cost	Gains	Losses	Value
Debt securities – bonds and notes:
U.S. government and its agencies and authorities	$50,701,651	$2,867,145	$1,283	$53,567,513
States, municipalities, and political subdivisions	313,154,852	30,375,627	581,231	342,949,248
Industrial and miscellaneous	347,180,992	36,187,247	1,171,922	382,196,317
Mortgage-backed and asset-backed securities	318,600,981	9,472,034	5,145,419	322,927,596
Total debt securities	1,029,638,476	78,902,053	6,899,855	1,101,640,674
Equity securities:
Common stocks	6,147,856	2,716,169	60,518	8,803,507
Mutual funds	23,160,119	2,347,066	581,402	24,925,783
Preferred stocks	293,350,496	17,699,487	25,594	311,024,389
Total equity securities	322,658,471	22,762,722	667,514	344,753,679
Total	$1,352,296,947	$101,664,775	$7,567,369	$1,446,394,353

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2019	Cost	Gains	Losses	Value
Debt securities – bonds and notes:
U.S. government and its agencies and authorities	$85,372,229	$2,286,272	$32,969	$87,625,532
States, municipalities, and political subdivisions	283,139,709	13,997,000	673,847	296,462,862
Industrial and miscellaneous	241,720,605	15,730,617	1,254,549	256,196,673
Mortgage-backed and asset-backed securities	273,566,498	5,507,629	1,557,428	277,516,699
Total debt securities	883,799,041	37,521,518	3,518,793	917,801,766
Equity securities:
Common stocks	4,043,928	1,599,649	-	5,643,577
Mutual funds	26,325,284	1,969,336	642,471	27,652,149
Preferred stocks	242,190,721	11,628,030	35,027	253,783,724
Total equity securities	272,559,933	15,197,015	677,498	287,079,450
Total	$1,156,358,974	$52,718,533	$4,196,291	$1,204,881,216

19

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

2. Investment Securities (continued)

The Company’s investments’ fair value and gross unrealized losses aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, as of December 31, 2020 and 2019, are as follows:

	2020
	Less than 12 Months		12 Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Description of Securities	Value	Losses	Value	Losses	Value	Losses
Debt securities - bonds and notes:
U.S. government and its agencies and authorities	$1,498,718	$1,283	$-	$-	$1,498,718	$1,283
States, municipalities, and political subdivisions	20,933,466	358,702	2,844,220	222,529	23,777,686	581,231
Industrial and miscellaneous	25,125,400	772,598	3,683,376	399,324	28,808,776	1,171,922
Mortgage-backed and asset-backed securities	85,355,814	3,522,205	33,016,934	1,623,214	118,372,748	5,145,419
Total debt securities	132,913,398	4,654,788	39,544,530	2,245,067	172,457,928	6,899,855
Equity securities – mutual funds	-	-	6,418,586	581,402	6,418,586	581,402
Equity securities – common stocks	743,409	60,518	-	-	743,409	60,518
Equity securities – preferred stocks	5,995,200	4,800	180,486	20,794	6,175,686	25,594
Total	$139,652,007	$4,720,106	$46,143,602	$2,847,263	$185,795,609	$7,567,369

	2019
	Less than 12 Months		12 Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Description of Securities	Value	Losses	Value	Losses	Value	Losses
Debt securities - bonds and notes:
U.S. government and its agencies and authorities	$17,312,007	$32,969	$-	$-	$17,312,007	$32,969
States, municipalities, and political subdivisions	42,941,051	666,569	1,450,842	7,278	44,391,893	673,847
Industrial and miscellaneous	25,678,561	777,867	6,798,057	476,682	32,476,618	1,254,549
Mortgage-backed and asset-backed securities	48,186,133	828,882	36,470,140	728,546	84,656,273	1,557,428
Total debt securities	134,117,752	2,306,287	44,719,039	1,212,506	178,836,791	3,518,793
Equity securities – mutual funds	5,475,710	24,609	6,743,466	617,862	12,219,176	642,471
Equity securities – common stocks	-	-	-	-	-	-
Equity securities – preferred stocks	2,363,724	14,149	180,402	20,878	2,544,126	35,027
Total	$141,957,186	$2,345,045	$51,642,907	$1,851,246	$193,600,093	$4,196,291

20

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

2. Investment Securities (continued)

The number of individual securities that have been in a continuous loss position, by investment category and by length of time, as of December 31, 2020 and 2019, are as follows:

	2020			2019
	Less than	12 Months		Less than	12 Months
Description of Securities	12 Months	or Greater	Total	12 Months	or Greater	Total
Debt securities – bonds and notes:
U.S. government and its agencies and authorities	1	-	1	8	-	8
States, municipalities, and political subdivisions	17	4	21	32	3	35
Industrial and miscellaneous	21	4	25	14	9	23
Mortgage-backed and asset-backed securities	89	24	113	27	28	55
Total debt securities	128	32	160	81	40	121
Equity securities – mutual funds	-	11	11	20	21	41
Equity securities – common stocks	2	-	2	-	-	-
Equity securities – preferred stocks	1	1	2	3	1	4
Total	131	44	175	104	62	166

In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not recognize an impairment since it has the ability and intent to hold these investments until recovery.

The Company has no OTTI losses recorded on equity securities or debt securities during 2020 and 2019.

The table below presents a roll forward of the cumulative credit loss component of the OTTI loss recognized in earnings on debt securities still held by the Company at December 31, 2020 and 2019:

	2020	2019
Balance – beginning of year	$-	$2,977,960
Additional impairment – OTTI recognized on securities previously impaired	-	-
Reduction – due to sales (or maturities, pay downs, or prepayments) during the period of securities previously OTTI	-	(2,977,960)
Balance – end of year	$-	$-

21

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

2. Investment Securities (continued)

The amortized cost and fair value of investment securities with fixed maturities at December 31, 2020, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
Investments Maturing Within	Cost	Value
One year	$30,219,425	$30,654,889
After one to five years	113,849,409	121,972,439
After five to ten years	152,461,720	167,241,366
Ten years and over	408,706,290	453,165,571
No Maturity	5,800,651	5,678,814
Mortgage-backed securities	318,600,981	322,927,595
Total	$1,029,638,476	$1,101,640,674

Net investment income for the years ended December 31, 2020 and 2019 is summarized as follows:

	2020	2019
Debt securities	$36,535,967	$33,580,808
Equity securities	15,125,602	7,469,872
Other invested assets	1,569,728	898,673
Interest-bearing deposits	11,798	52,391
IMR amortization	(98,661)	241,666
Other	615,632	2,952,615
Investment income recognized as a result of prepayment penalties	7,500	276,611
Total	$53,767,566	$45,472,636

22

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

2. Investment Securities (continued)

Proceeds from the sale of investments and the net realized capital gains/(losses) – net of capital gains tax and transfers to IMR for the years ended December 31, 2020 and 2019 were as follows:

	2020	2019
Proceeds from sales	$88,938,079	$371,141,933

Gross realized capital gains	7,696,314	9,550,307
Gross realized capital losses	(5,630,401)	(3,887,830)
OTTI	(1,453,047)	-
AVR gains ceded to reinsurer	-	263,970
Transfer to IMR	(1,359,372)	(5,009,744)
Net realized capital gains (losses)	(746,506)	916,703
Less capital gains tax:
Provision for capital gains income taxes	407,469	1,071,767
Capital gains tax transferred to IMR	(271,874)	(949,154)
Capital gains tax – net	135,595	122,613
Net realized capital gains (losses) – net of capital gains tax	$(882,101)	$794,090

As of December 31, 2020 and 2019, the Company had deposited investments with the Commissioner of Insurance of Puerto Rico (OCS, in its Spanish acronym) as follows:

Description of Securities	2020	2019
Debt securities:
U.S. government and its agencies and authorities	$-	$1,004,723
Short-term investments – certificates of deposit	1,594,460	594,460
Total	$1,594,460	$1,599,183

These securities continue to be owned by the Company, but their use is restricted based on the provisions of the PR Insurance Code.

23

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

3. Other Invested Assets

During 2013, the Company acquired from the Parent Company a note receivable from a third party for its book value of $4,971,600. Note receivable represents an interest-earning advance made to an unrelated borrower at terms negotiated between the parties. The note receivable matures in 2033, bears interest at a rate of 5.30%, and is collateralized by real estate and lease agreements. The note receivable is presented in the accompanying balance sheet at its outstanding principal balance as part of other invested assets. Interest income on note receivable is recorded using the interest method. The note receivable is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $5,038,206.

The credit quality for the note receivable is evaluated on an individual loan basis. As there is only one note receivable, management has the ability to oversee the credit quality of this loan on a monthly basis. The note receivable is classified as impaired whenever there is a delay on payment of more than 90 days. The Company periodically assesses the financial condition and future prospects of the borrower, as well as the borrowers’ payment history to determine whether an allowance for credit losses is necessary. As of December 31, 2020 and 2019, there is no allowance for credit losses as the amount of estimated probable losses was not significant.

During 2016, the Company acquired from the Parent Company a partnership interest from a third party for its book value of $2,225,000. The partnership interest is presented in the accompanying balance sheet as part of other invested assets. The partnership interest is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $358,474.

During 2017, the Company acquired a partnership interest from a third party for its book value of $1,000,000. The membership interest is presented in the accompanying balance sheet as part of other invested assets. The partnership interest is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $566.650.

During 2018, the Company acquired a partnership interest from a third party for its book value of $1,000,000. The membership interest is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $839,985.

During 2018, the Company acquired private placement-limited partnerships from a third party for its book value of $10,000,000. The limited partnerships are presented in the accompanying balance sheet as part of other invested assets. The limited partnership interest is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $9,126,201.

During 2019, the Company acquired a surplus note from a third party for its book value of $13,872,876. The surplus note is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $13,850,151.

24

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

3. Other Invested Assets (continued)

During 2019, the Company acquired a partnership interest from a third party for its book value of $20,000,000. The membership interest is presented in the accompanying balance sheet as part of other invested assets. The partnership interest is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $19,272,891.

During 2019, the Company acquired a partnership interest from a third party for its book value of $8,474,352. The membership interest is presented in the accompanying balance sheet as part of other invested assets. The partnership interest is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $8,096,758.

During 2020, the Company recorded $1,453,047 OTTI losses on alternative investments.

4. Securities Sold Under Agreements to Repurchase

Securities sold under agreements to repurchase (repurchase agreements) amounted to $30,035,000 and $3,712,000 as of December 31, 2020 and 2019 respectively. The borrowings bear interest at a range from 1.90% to 2.80% and generally matured within 30 days to 90 days from the transaction date.

Additional information related to repurchase agreements as of December 31, 2020 and 2019, were as follows:

	2020	2019
Average balance of repurchase agreement during the year	$7,020,416	$3,712,000
Maximum aggregate balance of repurchase agreements outstanding during the year	34,435,000	3,712,000
Repurchase agreement balance at year end	30,035,000	3,712,000
Securities underlying repurchase agreements:
U.S. Government and its agencies and authorities carrying value of underlying collateral	31,131,887	4,000,723
Fair value of underlying collateral	32,220,879	4,092,340

Accrued interest as of December 31, 2020 and 2019 amounted to $5,315 and $18,835 respectively.

Universal may be required to provide additional collateral based on the fair value of the underlying securities.

25

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

5. Related-Party Transactions

The Company is a member of a group of affiliated companies. The Company has significant transactions with members of the affiliated group at terms arranged by management of the affiliated group, and accordingly, the statutory-basis financial statements may not necessarily be indicative of the condition that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

In the normal course of business, related entities provide management and other services to Universal Life. Universal Life also reimburses related entities for expenses incurred on its behalf.

The Company entered into an agreement on March 1, 2007, with Universal Financial Services, Inc. (UFS), to provide investment advisory services. Investment advisory services provided by UFS during the years ended December 31, 2020 and 2019, amounted to $499,641 and $536,475, respectively. The Company also entered into an agreement on March 1, 2007, with UFS to sell variable annuity products. Commission expense charged by UFS during the years ended December 31, 2020 and 2019, amounted to $32,650 and $49,115, respectively.

The Company provides administrative services to UFS pursuant to an administrative services agreement. During 2020 and 2019, the Company charged fees to UFS for these services in the amount of $210,000 and $198,000, respectively.

The Company leases office space from Universal Insurance Company. During the years ended December 31, 2020 and 2019, rent expense amounted to $118,430 and $118,430, respectively.

During December 2019, the Company issued two short term notes receivable to its ultimate parent company, Universal Group, Inc. of $10 million each. These transactions did not exceed the threshold established in Chapter 44, Section 4406 a), (2), (A), (ii) of the PR Insurance Code. As part of the Rule 83 disclosures, it was duly notified to the Insurance Commissioner and recorded as an admitted asset. One of the notes receivable was fully repaid in March 2020. The second note was partially repaid in March 2020 by $4.15 million and the outstanding balance of $5.85 million is due on December 31, 2020. The notes bear an interest rate of 2.35% and servicing fees of 0.125%. As of December 31, 2019, both loans amounted to $20.0 million and are presented as part of intercompany receivable within the accompanying statutory basis statement of admitted assets, liabilities, and capital and surplus. The outstanding balance as of December 31, 2019 was fully repaid during 2020.

During December 2019, the Company issued a short-term note receivable to Universal Finance, Inc. of $38,000,000. The note bears an interest rate of 2.35% and servicing fees of 0.125%. As of December 31, 2019, this loan amounted to $38 million and is presented as part of intercompany receivable within the accompanying statutory basis statement of admitted assets, liabilities, and capital and surplus. The outstanding balance as of December 31, 2019 was fully repaid during 2020.

26

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

5. Related-Party Transactions (continued)

During December 2020, the Company issued a short-term notes receivable to its ultimate parent company, Universal Group, Inc. of $9.3 million. These transactions did not exceed the threshold established in Chapter 44, Section 4406 a), (2), (A), (ii) of the PR Insurance Code. As part of the Rule 83 disclosures, it was duly notified to the Insurance Commissioner and recorded as an admitted asset. The note was fully repaid in March 2021. The note bear an interest rate of .85% and servicing fees of 0.125%. As of December 31, 2020, the loan amounted to $9.3 million and is presented as part of intercompany receivable within the accompanying statutory basis statement of admitted assets, liabilities, and capital and surplus.

The amounts due to related entities as of December 31, 2020 and 2019 were as follows:

	2020	2019
Due from:
Universal Finance	$25,412,123	$38,151,274
Universal Insurance Company
Universal Financial Services
Universal Insurance Group	18,312,580	24,742,515
Total	$43,724,703	$62,893,789

Due to:
Universal Insurance Company	$5,832,763	$6,897,307
Eastern Insurance Agency	2,651	7,592
Universal Financial Services	25,335	28,870
Total	$5,860,749	$6,933,769

6. Reinsurance

Universal Life ceded insurance to reinsurers during the year under various agreements, which cover mostly annuities, life, and accident and health insurance risks. These reinsurance arrangements provide greater diversification of business and minimize the Company’s exposure arising from large or volume-related risks, although they do not discharge the primary liability of Universal Life as direct insurer of the risks reinsured. Universal Life evaluates the financial strength of reinsurers and continually monitors the financial condition of reinsurers. At December 31, 2020 and 2019, reinsurance recoverable on paid losses associated with the largest single reinsurer amounted to approximately $367,700 and $275,300, respectively. The Company does not carry reinsurance for its credit life business.

27

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

6. Reinsurance (continued)

Effective January 1, 2006, the Company entered into an agreement to reinsure individual term-life coverage. The form of reinsurance is on an excess of loss basis with retention of the first $50,000 and ceded up to $500,000.

Effective March 1, 2007, the Company entered into an agreement to reinsure 60% of the variable deferred annuities. The form of reinsurance is on a modified coinsurance basis.

Effective March 1, 2008, the Company entered into an agreement to reinsure group life and group accidental death and dismemberment coverage. The form of reinsurance is on an excess of loss basis with retention of first $25,000 and ceded up to $500,000 on an automatic basis. Effective May 1, 2020 the Company amended the reinsurance agreement in increase retention amount to $50,000 and ceded up to 950,000 on an automatic basis.

Effective April 13, 2009, the Company entered into an agreement to reinsure individual simplified issue term-life coverage. The form of reinsurance is on an excess of loss basis with retention of the first $50,000 and ceded up to $250,000 on an automatic basis and a minimum ceded amount of $5,000.

Effective August 1, 2013, the Company entered into a catastrophe coverage reinsurance agreement. The form of reinsurance is on an excess of loss basis with retention of the first $200,000 per each loss occurrence and ceded up to a maximum of $100,000 per covered life and $2,500,000 per catastrophe.

Effective January 1, 2015, the Company entered into an agreement to reinsure new business of individual term-life coverage. The form of reinsurance is on a coinsurance basis with retention of the first $50,000 and ceded up to $500,000. Effective January 1, 2016 the Company amended the reinsurance agreement in increase retention amount to $100,000.

Effective January 1, 2015, the Company entered into an agreement to reinsure new business of individual simplified issue term-life coverage. The form of reinsurance is on a coinsurance basis with retention of the first $50,000 and ceded up to $250,000 on an automatic basis and a minimum ceded amount of $5,000. Effective January 1, 2016 the Company amended the reinsurance agreement in increase retention amount to $100,000.

28

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

6. Reinsurance (continued)

Effective April 1, 2017, the Company entered into a coinsurance agreement to reinsure fixed income deferred annuities. The form of reinsurance is quota share basis with retention of 25% of all policies in-force and new business since the effective date of the reinsurance contract. As part of this agreement, the Company transferred approximately $491 million of assets related to the preexisting in-force block of business to a Reserve Credit Trust and an additional $37 million of funds related to new business. The cash surrender value of the in-force block reinsured at April 1, 2017 amounted to $491,982,971. The coinsurance agreement contained a one-time fee payable by the reinsurer to the Company which was initially recorded as direct write-in to surplus and amortized to operations as earnings emerged from the business reinsured. At December 31, 2020 and 2019, direct write-in in surplus amounted to $1,923,605 and $5,057,498.

The reinsurance company that is party to this coinsurance agreement is an unauthorized reinsurer in compliance with Rule 98 of the Insurance Code of Puerto Rico, whereby the reinsurer will be required to maintain, as collateral, qualified investments in compliance with the investments guidance as set forth in the reinsurance contract. In accordance to these requirements, the parties entered into a Reinsurance Trust and Custodian Agreements for the benefit of the Company. At December 31, 2020 and 2019 the assets held in the trusts and/or the amounts contractually owed to the reinsurer exceeded statutory reserve requirements, which allowed the company to receive reinsurance credit. The reinsurance contract provides for a five (5%) requirement of assets in excess statutory reserves to protect the Company from unforeseen declines in value of the assets held in the trusts.

Effective May 31, 2019 the Company stopped ceding new business under this reinsurance agreement. Total reserves ceded by the Company under this reinsurance agreement as of December 31, 2020 amounted to $597,687,941. Refer to Note 19 for further details.

Effective October 1, 2018, Company entered into an agreement to reinsure 75% of the principal and 100% of the interest payment portion of the equity-indexed deferred annuities. The form of reinsurance is a coinsurance agreement with a funds withheld structure. As part of this agreement, the Company transferred approximately $453 million of assets related to the preexisting in-force block of business to a Reserve Credit Trust. The cash surrender value of the in-force block reinsured at October 1, 2018 amounted to $453,323,304. The coinsurance agreement contained a one-time fee payable by the reinsurer to the Company which was initially recorded as direct write-in to surplus and amortized to operations as earnings emerged from the business reinsured. At December 31, 2019, the one-time fee was fully amortized.

29

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

6. Reinsurance (continued)

The reinsurance company that is party to this coinsurance agreement is an unauthorized reinsurer in compliance with Rule 98 of the Insurance Code of Puerto Rico, whereby the reinsurer will be required to maintain, as collateral, qualified investments in compliance with the investments guidance as set forth in the reinsurance contract. In accordance to these requirements, the parties entered into a Reinsurance Trust and Custodian Agreements for the benefit of the Company. At December 31, 2020 and 2019 the assets held in the trusts and/or the amounts contractually owed to the reinsurer exceeded statutory reserve requirements, which allowed the company to receive reinsurance credit. The reinsurance contract provides for a five (5%) requirement of assets in excess statutory reserves to protect the Company from unforeseen declines in value of the assets held in the trusts.

Effective September 1, 2019, the Company entered into an agreement to reinsure long-term disability and short-term disability coverage. The form of reinsurance is on a quota-share basis with retention of 25% of the contractual liability and 75% ceded.

Effective January 1, 2020, the Company entered into a coinsurance agreement to reinsure fixed income deferred annuities. The form of reinsurance is quota share basis with retention of 25% of all new business since the effective date of the reinsurance contract.

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverable are appropriately established.

30

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

6. Reinsurance (continued)

Information with respect to reinsurance ceded by the Company is set forth below:

	2020	2019
Statutory-basis statements of admitted assets, liabilities, and capital and surplus:
Reinsurance recoverable on paid losses and other	$8,218,931	$28,229,107
Aggregate reserves ceded	1,555,502,764	1,358,283,559
Unpaid policy and contract claims ceded	3,936,947	3,967,278
Reinsurance payable	2,705,061	2,317,081
Funds withheld from reinsurer	840,119,630	710,467,506
Statutory-basis statements of income:
Premiums ceded	200,772,513	294,304,982
Death, disability, and other benefits ceded	3,169,025	3,155,789
Commissions and expense allowances on reinsurance ceded	34,662,491	50,314,266
Change in expense allowance ceded	(1,618,676)	(1,936,706)
Reserve adjustment on reinsurance ceded	(26,938,194)	(26,706,197)
Aggregate write ins for deductions	33,532,798	24,402,630

Effective January 1, 2018, the Company entered into a reinsurance agreement to assume business of group life coverage. The form of reinsurance is on a coinsurance basis with 50% quota share to a maximum of $30,000 retention by the cedant company.

7. Policy Liabilities

Aggregate reserves for life, annuities, and accident and health policies and contracts and related insurance in force as of December 31, 2020 and 2019 are summarized as follows:

	Aggregate Reserves		Life Insurance In-force
	2020	2019	2020	2019
Life insurance	$13,438,019	$12,670,591	$3,811,217,592	$3,965,409,483
Annuities subject to discretionary withdrawal	483,432,345	480,441,142
Annuities not subject to discretionary withdrawal	5,864,702	5,978,544
Accident and health policies	1,840,902	1,776,071
Total	$504,575,968	$500,866,348

31

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

7. Policy Liabilities (continued)

The Company’s annuity reserves as of December 31, 2020 and 2019 are summarized as follows:

	2020			2019
	Gross	Ceded	Net	Gross	Ceded	Net
Type of annuity:
Fixed annuities	$879,386,798	$659,540,097	$219,846,701	$886,074,491	$625,924,483	$260,150,008
Equity-indexed annuities	1,125,563,203	861,977,559	263,585,644	916,647,561	696,756,941	219,890,620
Immediate group annuities	23,458,809	17,594,107	5,864,702	23,914,174	17,935,630	5,978,544
Guarantees on variable annuities	2,092	2,092	-	1,242,337	841,823	400,514
Total aggregate reserve for annuities	2,028,410,902	1,539,113,855	489,297,047	1,827,878,563	1,341,458,877	486,419,686

Variable annuities actuarial reserve	511,413,106	306,847,864	204,565,242	523,725,976	314,235,585	209,490,391
Total	$2,539,824,008	$1,845,961,719	$693,862,289	$2,351,604,539	$1,655,694,462	$695,910,077

The Company’s annuity reserves that are subject to discretionary withdrawal (with or without adjustment) as of December 31, 2020 and 2019 are summarized as follows:

	2020
		Separate
	General	Account
	Account	Nonguaranteed	Total
Subject to discretionary withdrawal:
At book value less current surrender charge	$1,261,760,768	$-	$1,261,760,768
At fair value	2,092	511,413,106	511,415,198
Subtotal	1,261,762,860	511,413,106	1,773,175,966
At book value without adjustment	743,189,251	-	743,189,251
Not subject to discretionary withdrawal	23,458,809	-	23,458,809
Total gross	2,028,410,920	511,413,106	2,539,824,026
Less reinsurance ceded	(1,539,113,873)	(306,847,864)	(1,845,961,737)
Total net annuity reserves	$489,297,047	$204,565,242	$693,862,289

Reconciliation to Exhibit 5 and Exhibit 7 of the Company’s annual statement:
Exhibit 5 Annuities – total, net			$488,634,007
Exhibit 7 Deposit-Type contracts – total, net			663,040
General account subtotal			489,297,047

Separate accounts annual statement:
Exhibit 3, Line 0299999, Column 2			511,413,106
Reserve ceded			(306,847,864)
Separate account subtotal			204,565,242
Total			$693,862,289

32

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

7. Policy Liabilities (continued)

	2019
		Separate
	General	Account
	Account	Nonguaranteed	Total
Subject to discretionary withdrawal:
At book value less current surrender charge	$1,169,770,983	$-	$1,169,770,983
At fair value	1,242,337	523,725,976	524,968,313
Subtotal	1,171,013,320	523,725,976	1,694,739,296
At book value without adjustment	636,979,175	-	636,979,175
Not subject to discretionary withdrawal	31,309,321	-	31,309,321
Total gross	1,839,301,816	523,725,976	2,363,027,792
Less reinsurance ceded	(1,352,882,130)	(314,235,585)	(1,667,117,715)
Total net annuity reserves	$486,419,686	$209,490,391	$695,910,077

Reconciliation to Exhibit 5 and Exhibit 7 of the Company’s annual statement:
Exhibit 5 Annuities – total, net			$485,756,035
Exhibit 7 Deposit-Type contracts – total, net			663,651
General account subtotal			486,419,686

Separate accounts annual statement:
Exhibit 3, Line 0299999, Column 2			523,725,976
Reserve ceded			(314,235,585)
Separate account subtotal			209,490,391
Total			$695,910,077

Unpaid policy and contract claims as of December 31, 2020 and 2019 consisted of:

	2020	2019
Life policies	$3,970,697	$3,319,902
Accident and health policies	1,565,596	1,193,010
Total	$5,536,293	$4,512,912

33

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

7. Policy Liabilities (continued)

The activity in the policy and contract claims reserve for the accident and health business as of December 31, 2020 and 2019 is as follows:

	2020	2019
Balance – at beginning of year – net of reinsurance recoverables of $434,831 in 2020 and $844,607 in 2019	$1,193,010	$1,206,130
Incurred related to:
Current year	2,314,961	1,771,274
Prior years	(34,115)	(65,052)
Total incurred	2,280,846	1,706,222
Paid related to:
Current year	967,662	817,769
Prior years	940,598	901,573
Total paid	1,908,260	1,719,342
Balance – at end of year – net of reinsurance recoverable of $1,407,279 in 2020 and $434,831 in 2019	$1,565,596	$1,193,010

Because the liabilities for unpaid policy and contract claims include various actuarially developed estimates, the Company’s actual benefits expenses may be more or less than the Company’s previously developed estimates. As a result of change in estimates of insured events in prior years, the incurred benefits for prior year insured events during the year ended 2020 and 2019 were lower due to a favorable development of claims that is attributed to the accident and health line of business. Management believes that the amount of unpaid policy and contract claims is reasonable and adequate to cover the Company’s liability for unpaid policy and contract claims incurred, but not yet reported as of December 31, 2020 and 2019.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2020 were as follows:

Type	Gross	Net of Loading
Ordinary new business	$486	$486
Ordinary renewal	23,756	23,756
Credit life	311,079	311,079
Group life	677,939	677,939
Total	$1,013,260	$1,013,260

34

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

8. Taxes

As a qualified domestic life insurance company, the Company is only subject to Puerto Rico taxes on capital gains and alternative minimum tax. The main difference between income tax expense calculated at the statutory tax rate of 18.5% and the actual effective tax rate for 2020 is due to the Company’s taxable income from Puerto Rico being limited to the Company’s capital gains taxed at the rate of 20%.

Provision for income taxes as of December 31, 2020 and 2019 consisted of:

	2020	2019
Alternative mimimum tax	$760,526	$4,608,068
Provision for realized capital gains	407,469	1,071,767
Provision for realized capital gains transferred to IMR	(271,874)	(1,001,949)
Total	$896,121	$4,677,886

The components of the net deferred income tax asset recognized in the Company’s assets, liabilities, capital and surplus and other funds as of December 31, 2020 and 2019 are as follows:

	2020	2019	Change
Capital:
Gross deferred income tax assets	$1,173,409	$1,329,073	$(155,664)
Statutory valuation allowance adjustments	(1,071,832)	(1,227,496)	155,664
Adjusted gross deferred income tax assets	101,577	101,577	-
Deferred income tax assets nonadmitted	-	-	-
Subtotal net admitted deferred income tax assets	101,577	101,577	-
Deferred income tax liabilities	(859,896)	(275,670)	(584,226)
Net admitted deferred income tax assets (liabilities)	$(758,319)	$(174,093)	$(584,226)

35

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

8. Taxes (continued)

Admission calculation components – SSAP No. 101, paragraph 11:

				2020	2019	Change
a.	Federal income taxes paid in prior years recoverable through loss carrybacks			$-	$-	$-
b.	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred income tax assets from a. above) after application of the threshold limitation (see computation below)			101,577	101,577	-
c.	Adjusted gross deferred income tax assets (excluding the amount of deferred income tax assets from a. and b. above) offset by gross deferred income tax liabilities			-	-	-
Deferred income tax assets admitted as a result of application of SSAP No. 101				$101,577	$101,577	$-
Computation of adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred income tax assets from a. above) after application of the threshold limitation (the lesser of b.i. and b.ii. below):
	b.	i.	Adjusted gross deferred income tax assets expected to be realized following the balance sheet date	$101,577	$101,577	$-
	b.	ii.	Adjusted gross deferred income tax assets allowed per limitation threshold	$22,005,290	$20,355,224	$1,650,066

The Company’s deferred income tax asset is admissible pursuant to paragraph 11.b.i of SSAP No. 101. The Company expects to realize the tax benefit of the OTTI charge through the future sale of such investments.

36

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

8. Taxes (continued)

Other admissibility criteria to determine recovery period and threshold limitation as of December 31, 2020 and 2019 is as follows:

	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	1,184%	1,333%
Amount of adjusted capital and surplus to determine recovery period and threshold limitations	$146,701,932	$135,701,493

The tax effects of temporary differences that give rise to the deferred income tax asset as of December 31, 2020 and 2019 are as follows:

	2020	2019	Change
Capital:
Deferred income tax asset:
Capital loss carryforward	$101,577	$101,577	$-
Unrealized net loss on valuation of securities	-	-	-
Other-than-temporary impairments	1,071,832	1,227,496	(155,664)
	$1,173,409	$1,329,073	$(155,664)

Statutory valuation allowance adjustment	$(1,071,832)	$(1,227,496)	$155,664
Total deferred income tax asset	101,577	101,577	-
Deferred tax liabilities – unrealized net gain on valuation of equity securities	(859,896)	(275,670)	(584,226)
Net admitted deferred income tax asset (liability)	$(758,319)	$(174,093)	$(584,226)

For the years ended December 31, 2020 and 2019, the net change in deferred income taxes related to the unrealized gains or losses on valuation of equity and fixed securities amounting to $(584,226) and $(482,503) respectively, was presented as part of the change in unrealized capital gains or losses in the accompanying statutory-basis statements of changes in capital and surplus.

Pursuant to Section 1018A of the Puerto Rico Internal Revenue Code, the Company annually withhold, on behalf of the contract holders of the separate accounts, a special tax of 0.10% of their corresponding net asset value and remits them to the Puerto Rico Treasury Department. The payments made during the years ended December 31, 2020 and 2019 amounted to $537,030 and $521,152, respectively.

37

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

9. Net Statutory Income and Capital Stock and Surplus

The net assets of Universal Life available for transfer to its stockholder are limited to the amount that its surplus, as determined in accordance with statutory accounting practices, exceeds minimum statutory capital requirements.

During the year ended December 31, 2020 and 2019, the Company declared and paid ordinary dividends of $6,000,000 and $3,000,000, respectively.

On March 18, 2008, the Commonwealth of Puerto Rico enacted Law No. 32 (the Law) to adopt Chapter 45, Risk-Based Capital (RBC), into the Insurance Code of Puerto Rico. RBC provides for targeted surplus levels based on formulas, which specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. Such formulas focus on four general types of risk, which includes the risk with respect to the Company’s assets (asset or default risk), the risk of adverse insurance experience with respect to the Company’s liabilities and obligations (insurance or underwriting risk), the interest rate risk with respect to the Company’s business (asset/liability matching), and all other business risks (management, regulatory action, and contingencies). The amount determined under such formulas is called the authorized control level RBC (ACLC).

The Law requires, among other things, that all insurance companies, including all health insurance organizations, authorized to conduct business in Puerto Rico comply with the RBC requirements as adopted by the NAIC, to annually file a RBC report with the NAIC and the Commissioner of Insurance on or before March 31 and maintain a minimum RBC level of 250% of the ACLC. The Law states that the Commissioner of Insurance will provide a ruling whereby a RBC compliance transition period of five years will be established. On January 5, 2010, Rule 92, Standards for Implementing the Provisions Related to Risk-Based Capital (Rule 92 or the Rule), was approved by the Commissioner of Insurance to establish the requirements to implement the Law. Rule 92 established a phased transition period of five years to comply with the minimum 250% RBC level requirement depending on the RBC of the Company at the Rule’s effective date. Under the transition period guidance, the Company’s minimum RBC requirement at December 31, 2020 and 2019 was 250% and 250%, respectively, of the ACLC. At December 31, 2020 and 2019, the actual RBC of the Company was 1,184% and 1,334%, respectively.

38

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

10. Nonadmitted Assets

As described in note 1, certain assets are excluded from the statutory-basis statements of admitted assets, liabilities, and capital and surplus and other funds by a charge to surplus. Nonadmitted assets as of December 31, 2020 and 2019 consisted of:

	2020	2019
Uncollected premiums and agent's balance in the course of collection.	$121,461	$145,922
Amounts recoverable from reinsurers	364,400	261,465
Furniture and equipment	52,473	96,149
Negative IMR	1,689,403	1,849,520
Other receivables, supplies, stationery, and printer materials	241,990	440,553
Total nonadmitted assets	$2,469,727	$2,793,609

11. Separate Accounts

Universal Life utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account:

●	Universal Variable Investment Annuity

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account products prevents assets other than seed money or amounts in a supplemental account from being generally available to satisfy claims resulting from the general account.

The Company maintains nonguaranteed separate accounts with assets of approximately $523.5 million and $538.3 million at December 31, 2020 and 2019, respectively, which are invested in mutual funds and are segregated from the Company’s general account. Amounts assessed against the contract holders for mortality, administrative, and other services are included as part of revenues in the statutory-basis statements of income.

39

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

11. Separate Accounts (continued)

Information regarding separate accounts of the Company as of and for the years ended December 31, 2020 and 2019 is as follows:

	2020	2019
Premiums and annuity considerations	$236,422	$(7,587,671)
Reserves:
Total reserves for accounts with assets – at market value	511,413,106	523,725,976
Total reserves by withdrawal characteristics – at market value	$511,413,106	$523,725,976

A reconciliation of the net transfers to separate accounts for the years ended December 31, 2020 and 2019 is as follows:

			2020	2019
1.	Transfers as reported in the summary of operations of the separate account statement:
	a.	Transfers to separate accounts	$14,665,153	$19,944,809
	b.	Transfers from separate accounts	(56,879,339)	(61,220,289)
		Net transfer to or (from) separate accounts	$(42,214,186)	$(41,275,480)
2.	Reconciling adjustments:
	a.	Change in expense allowance ceded	$(1,618,676)	$(1,936,708)
3.	Net transfer as reported in the summary of operations of the life, accident, and health annual statement:
	a.	Net transfer to or (from) separate accounts net of reinsurance	$(43,832,862)	$(43,212,188)

To compensate the general account for the risk taken, the separate account has paid $47,354 and $58,462 in risk charges for the year ending December 31, 2020 and 2019.

40

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

12. Employee Benefit Plans

Universal Life has a qualified noncontributory profit-sharing plan, which provides retirement benefits to eligible employees. The plan calls for a voluntary contribution by Universal Life of no less than 1% of the annual participant’s compensation, as defined, plus a portion of the administrative expenses of the plan during the first 10 years. Universal Life’s contributions to the profit-sharing plan for the years ended December 31, 2020 and 2019 amounted to $122,878 and $118,433, respectively.

Universal Life’s employees participate in a qualified defined-contribution savings plan. Universal Life matching contributions are set at 50% of the participants’ pretax contributions up to the first 6% of each participant’s contribution. Universal Life’s contributions to the savings plan for the years ended December 31, 2020 and 2019 amounted to $49,177 and $57,822, respectively.

13. Restricted Investment

On April 11, 2008, the Company entered into a sales and cession of rights agreement (the Agreement) under which the Company sold its individual accident and health block of business to an unrelated insurance company (the Purchaser). As part of the Agreement, the Company was required to fund an escrow of $900,000 to cover any claims or contingencies arising during a period of five years. Although the restriction period stated in the Agreement already elapsed, the Company decided not to lift the restriction based on certain unasserted legal claims still outstanding.

The Company has established a restricted brokerage account to comply with this provision of the Agreement. Any withdrawal from the brokerage account requires the authorization of the Company and a designated representative of the Purchaser. The brokerage account has a carrying value of $948,409 and $946,009 as of December 31, 2020 and 2019, respectively, and is included as restricted investment in the accompanying statutory-basis statements of admitted assets, liabilities, and capital and surplus and other funds.

14. Significant Concentrations of Risk

Because Universal Life’s business is written in Puerto Rico, Universal Life’s insurance risk is not as diversified as the risk of a carrier that covers a broader geographical area. A natural catastrophe could cause damage to a large number of Universal Life’s policyholders, which would result in significantly increased losses to Universal Life. Management believes, however, that Universal Life’s reinsurance program will reduce to a manageable level its net exposure in any such catastrophe.

41

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

15. Fair Value Measurements

The approximate statement value and estimated fair value of financial instruments as of December 31, 2020 and 2019 were as follows (in thousands):

	2020		2019
	Statement	Fair	Statement	Fair
Financial Assets	Value	Value	Value	Value
Debt securities	$1,029,520	$1,101,641	$883,676	$917,802
Preferred stocks	293,350	311,024	242,191	253,784
Common stock and other equity securities	33,729	33,729	33,300	33,300
Other invested assets	57,149	64,500	59,648	61,727
Restricted investment	948	948	946	946
Cash and short-term investments	108,558	108,558	87,696	87,697
Separate account assets	523,466	523,466	538,252	538,251

The Company’s financial instruments carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. SSAP No. 100 defines fair value as the price that would be received to sell or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement is for a particular asset or liability. Therefore, the measurement should consider attributes specific to the asset or liability. The asset or liability might be a stand-alone asset or liability or a group of assets and/or liabilities.

An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets or liabilities. Therefore, the objective of a fair value measurement is to determine the price that would be received to sell the asset or paid to transfer the liability at the measurement date.

A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability. The principal market is the market in which the reporting entity would sell the asset or transfer the liability with the greatest volume and level of activity for the asset or liability. The most advantageous market is the market in which the reporting entity would sell the asset or transfer the liability with the price that maximizes the amount that would be received for the asset or minimizes the amount that would be paid to transfer the liability.

42

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

15. Fair Value Measurements (continued)

Hierarchical levels defined by SSAP No. 100 and directly related to the amount of subjectivity associated with the inputs to fair valuation of financial instruments are as follows:

Level 1 – Values are unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical assets or liabilities in markets that are not active, that is, markets in which there are few transactions for the asset or liability, the prices are not current, or the price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Level 3 – Certain inputs are unobservable and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

Recurring Measurements

As of December 31, 2020 and 2019, the Company’s assets and liabilities that are measured at fair value on a recurring basis were as follows (in thousands):

	2020
	Level 1	Level 2	Level 3	Total
Invested assets:
Bonds	$5,679	$-	$-	$5,679
Mutual funds	22,162	-	2,763	24,925
Common stocks	8,804	-	-	8,804
Cash Equivalents	40,167	-	-	40,167
Total invested assets	$76,812	$-	$2,763	$79,575

Separate account assets	$523,168	$-	$-	$523,168

43

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

15. Fair Value Measurements (continued)

Recurring Measurements (continued)

	2019
	Level 1	Level 2	Level 3	Total
Invested assets:
Bonds	$2,953	$-	$-	$2,953
Mutual funds	24,947	-	2,709	27,656
Common stocks	5,644	-	-	5,644
Cash Equivalents	32,742	-	-	32,742
Total invested assets	$66,286	$-	$2,709	$68,995

Separate account assets	$538,252	$-	$-	$538,252

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between Levels 1 and 2. This policy also applies to transfers into or out of Level 3.

The following table presents the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period from January 1, 2020 to December 31, 2020, and January 1, 2019 to December 31, 2019 (in thousands):

		Net Gains (Losses) Included in			Purchases,
	Balance – January 1, 2020	Net Income	Unassigned Funds – Surplus	Other Temporary Impairment	Issuances, and Settlements	Balance – December 31, 2020
Equity securities – mutual funds	$2,709	$753	$695	$-	$(1,394)	$2,763

		Net Gains (Losses) Included in			Purchases,
	Balance – January 1, 2019	Net Income	Unassigned Funds – Surplus	Other Temporary Impairment	Issuances, and Settlements	Balance – December 31, 2019
Equity securities – mutual funds	$2,223	$-	$486	$-	$-	$2,709

44

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

15. Fair Value Measurements (continued)

Fair Value of All Financial Instruments by Levels 1, 2, and 3

The tables below reflect the fair value and admitted values of all admitted assets and liabilities that are financial instruments, excluding those accounted for under the equity method as of December 31, 2020 and 2019. The fair values are also categorized into the three-level fair value hierarchy.

	2020
		Admitted				Not
	Fair Value	Value	Level 1	Level 2	Level 3	Practicable
	(In thousands)
Debt securities	$1,101,641	1,029,520	$5,679	$1,019,448	$4,393	$-
Equity securities:
Common Stocks	33,729	33,729	30,966	-	2,763	-
Preferred stock	311,024	293,350	293,350	-	-	-
Restricted investment	948	948	948	-	-	-
Cash and short-term investments	108,558	108,558	108,558	-	-	-
Short-term investments	-	-	-	-	-	-
Other invested assets	64,500	57,149	27,369	13,850	-	15,930
Separate account assets	523,466	523,466	523,466	-	-	-
Total assets	$2,143,866	$2,046,720	$990,336	$1,033,298	$7,156	$15,930

	2019
		Admitted				Not
	Fair Value	Value	Level 1	Level 2	Level 3	Practicable
	(In thousands)
Debt securities	$917,891	$883,677	$2,953	$874,421	$6,303	$-
Equity securities:
Common Stocks	33,300	33,300	30,591	-	2,709	-
Preferred stock	253,784	242,191	242,191	-	-	-
Restricted investment	946	946	946	-	-	-
Cash and short-term investments	86,883	86,882	69,813	17,069	-	-
Short-term investments	815	814	-	814	-	-
Other invested assets	61,727	59,648	28,474	13,865	17,309	-
Separate account assets	538,252	538,252	538,252	-	-	-
Total assets	$1,893,598	$1,845,710	$913,220	$906,169	$26,321	$-

45

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

16. Supplemental Disclosure of Cash Flows Information

Additional information concerning the components of cash flows from investing activities as of December 31, 2020 and 2019 is as follows:

	2020	2019
Cash flows from investing activities:
Proceeds from sales and redemptions of investments:
Debt securities	$155,641,087	$391,350,146
Equity securities	4,643,047	48,347,774
Other invested assets	2,524,527	5,791,873
Miscellaneous proceeds	-	221,083
Total proceeds from sales and redemptions of investments	162,808,661	445,710,876

Cost of investments acquired:
Debt securities	303,846,521	466,949,738
Equity securities	54,038,295	289,111,676
Other invested assets	1,062	47,764,844
Miscellaneous applications	282,120	-
Total cost of investments acquired	358,167,998	803,826,258
Net cash used in investing activities	$(195,359,337)	$(358,115,382)

Additional information concerning the components of cash flows from financing and miscellaneous sources as of December 31, 2020 and 2019 is as follows:

	2020	2019
Cash flows from financing and miscellaneous sources – other cash provided (applied):
Borrowed funds	$23,656,069	$(11,148,257)
Dividends paid	(3,314,598)	(1,782,722)
Funds held under reinsurance treaties	129,652,124	208,491,717
Receivable from parent, subsidiaries and affiliates	19,169,086	5,414,869
Change in aggregate write in	(3,133,893)	(11,617,409)
Other components	(1,516,485)	(6,632,115)
Net cash provided by financing and miscellaneous	$164,512,303	$182,726,083

46

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

16. Supplemental Disclosure of Cash Flows Information (continued)

The following schedule summarizes noncash investing and financing activities for the year ended December 31, 2020 and 2019:

	2020	2019
Supplemental schedule of noncash investing and financing activities:
Dividends to Parent Company:
Due from affiliates	$(5,056,206)	$(2,370,804)
Dividends to stockholder	5,056,206	2,370,804
Unsettled investments:
Receivable for securities	(52,348)	(8,701)

17. Reconciliation to U.S. GAAP

A reconciliation of statutory net income and capital and surplus, as determined using statutory accounting practices, to the amounts as would be reported under the accounting principles generally accepted in the United States of America (GAAP) for the year ended December 31, 2020 and 2019 are as follows:

	2020	2019
Statutory-basis net income	$23,708,665	$38,949,209
Increases (decreases):
Deferred policy acquisition cost	(1,893,197)	2,994,761
Unearned premiums	(24,710)	(26,781)
Unearned commissions	4,182,410	3,408,339
Non-refundable structuring fee amortization	(3,133,893)	(11,617,409)
Reserve for future policy benefits	(1,671,457)	(3,689,215)
Unrealized gains/(losses) on trading securities	2,398,229	4,211,271
Change in expense allowance	1,079,115	1,291,139
Deferred income taxes	(472,852)	(828,395)
AMT tax provision	584,419	(584,419)
Realized capital gain/(loss)	-	(1,034,923)
Interest maintenance reserve	160,117	(138,934)
US GAAP-basis net income	$24,916,846	$32,934,644

47

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

17. Reconciliation to U.S. GAAP (continued)

	2020	2019
Statutory-basis capital and surplus	$148,506,550	$136,959,038
Increases (decreases):
Nonadmitted assets	1,778,160	1,691,469
Deferred policy acquisition cost	21,787,252	23,680,449
Unrealized gains/(losses) on investment securities available from sale	28,731,096	14,866,733
Allowance for doubtful accounts	(1,210,499)	(960,042)
Deferred income taxes	(5,260,376)	(2,487,504)
Reserve for future policy benefits	(10,475,569)	(8,805,771)
Unearned premiums	(7,070,987)	(7,046,277)
Unearned commissions	(17,776,228)	(21,958,638)
Expense allowance from separate account	(4,184,075)	(5,263,190)
AMT provision	-	(584,419)
Asset valuation reserve	16,783,242	11,062,891
US GAAP-basis retained earnings	$171,608,566	$141,154,739

18. Contingencies

The Company has been named as defendant in litigation and has filed counterclaims, related to the sale of the individual accident and health insurance block of business (note 12). This litigation is in its initial stages and the Company is contesting this case vigorously. The Company believes it has meritorious defenses against this lawsuit and the ultimate outcome of such proceedings is not expected to have a material adverse effect on the Company’s financial position or results of operations.

The Company is also named as defendant in other legal actions arising primarily from claims filed under insurance policies it has underwritten and other claims incidental to its normal business activities. In the opinion of management, the ultimate outcome of such proceedings is not expected to have a material adverse effect on the Company’s financial position or results of operations.

48

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

19. Risks and Uncertainties

On January 30, 2020, the Director-General of the World Health Organization (WHO) declared coronavirus (COVID-19) outbreak as an international concern. On March 13, 2020, the United States President Donald Trump declared a state of national emergency. The COVID19 pandemic has affected the global economy and business operations around the world.

On March 15, 2020, the Governor of Puerto Rico, Hon. Wanda Vázquez Garced, issued an Executive Order to facilitate the private and public closings necessary to minimize the effects of the COVID-19 and control the spread of this disease through the Island until March 30, 2020. On March 26, 2020, the Governor extended this period of social distancing and other executive measures protecting the health and welfare of Puerto Rican citizens until April 12, 2020. Executive orders have continued to be issued through year 2020 and beginning 2021, which have not affected significantly the business operations. These external factors are not within our control.

The Company has been able to make operational changes to continue doing business and have successfully achieved goals to maintain their operations while preserving the safety of clients and employees. There has not been negative impact because of COVID19. As time passes, the long-term magnitude and duration of the effects are still highly uncertain and cannot be currently predicted. The Company does not foresee significant impact in its results.

In 2019, Universal Life Insurance Company (ULICO) exercised its contractual option to recapture the in-force block of annuities and is currently evaluating alternatives to cede such obligations to a new reinsurer. Assets backing the statutory liabilities are held in a trust for the benefit of ULICO. In year 2020, ULICO entered into a new agreement to reinsure fixed annuities new business and signed a letter of intent with an affiliate of the reinsurer to transfer the in-force policies. Regulatory bodies from Puerto Rico and Bermuda have been notified of the details and intricacies of the recapture process and have shown support to ULICO’s position, as credit for reinsurance has continued to be granted as of December 31, 2020.

In January 2020, ULICO demanded arbitration against PBLA under the reinsurance agreement and an arbitration panel (the “Panel”) was duly constituted. ULICO requested the Arbitration Panel to order PBLA to deposit cash or equivalents totaling approximately $524M constituting the Statutory Reserves as of December 31, 2019 for the fixed annuity inforce portfolio, less cash. In June 2, 2020, the Panel granted an arbitration award (the “Award”) to ULICO for $524M and required PBLA to pay such funds by June 16, 2020, after which interest shall accrue at 6% per annum.

Shortly thereafter, on June 4, 2020, ULICO filed a motion at the United States District Court, Southern District of New York, to confirm the Award directing that judgment be entered thereon and granting such other relief as the Court may deem just and proper. This motion remains under the court’s scrutiny.

49

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2020

19. Risks and Uncertainties (continued)

By June 16, 2020, PBLA had not complied with the payment of the Award, nor as of the statement date. ULICO has continued its legal strategy to collect the Award and has notified PBLA’s ultimate owner its intention to execute the unconditional personal guaranty issued with the reinsurance agreement to secure failure from PBLA to pay its obligations. In addition, on June 18, 2020, ULICO filed a complaint in the appropriate North Carolina court to seek confirmation that PBLA’s ultimate owner is obligated to satisfy the Award owed by PBLA, plus interests. Subsequent motions have been filed and the complaint remains under court evaluation.

On July 2020, the NY District Court issued the Award as presented. Despite the opposition by PBLA, the NY District Court issued a final judgment confirming such Award on August 11, 2020, complementing parallel legal proceedings and strategy followed in the North Carolina court to execute the Owner’s personal guaranty. Such legal proceeding have promoted transactional conversations with the Owner to comply with the Award and accelerate the recapture.

On September 2020, the Supreme Court of Bermuda appointed Deloitte LTD, Bermuda (Deloitte) as provisional receiver for the PBLA operations in order to replace its management team and continue conducting business affairs in compliance with Bermuda laws and regulations, as well as its other general and contractual obligations. Among the empowered functions, Deloitte was instructed to preserve the value of PBLA, comply with laws and regulations, and make all necessary efforts to conduct regular business matters. ULICO has been working closely and diligently with Deloitte in order to adequately serve provisions under the reinsurance agreement and continue operations until portfolio is recaptured.

As of the statement date, ULICO remains confident about a positive outcome derived from all legal, transactional and operating endeavors. No impairment in the investment held by the Company is foreseen as part of this transaction as of December 31, 2020.

20. Subsequent Events

The Company has evaluated all subsequent events through May 26, 2021, the date the statutory-basis financial statements were issued.

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